UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a‐12

Boston Scientific Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Boston Scientific
Advancing science for life™

# 2024

# Notice of Annual Meeting of Stockholders and Proxy Statement

A Letter from our CEO Michael F. Mahoney

March 20, 2024
Dear Boston Scientific Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (Annual Meeting) of Boston Scientific Corporation (the Company or Boston Scientific) to be held on May 2, 2024, at 8:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online by visiting www.virtualshareholdermeeting.com/BSX2024. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in‐person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
On or about March 20, 2024, we will mail to our stockholders of record at the close of business on Friday, March 8, 2024, the record date for our Annual Meeting, an Important Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our Proxy Statement and Annual Report for the year ended December 31, 2023 (Annual Report) on the internet and how to vote their shares via the internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of our Proxy Statement and Annual Report.
The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the internet or, if you have received printed proxy materials, you vote via the internet, by telephone or by mailing your completed proxy card or voter instruction form.
In 2023, we set our goals high at Boston Scientific, aiming to take our innovation, collaboration and growth to the next level. Thanks to the tremendous talent and dedication of our global teams, I am gratified to say that we not only met our goals but exceeded them, achieving one of the strongest years in company history.
Working together, we reached milestone moments that help lay the groundwork for future success. We launched nearly 90 products, fueled our pipeline with significant merger and acquisition developments, generated clinical evidence through 63 clinical trials that enrolled more than 23,000 patients, enhanced our supply chain agility and continued expanding our digital and operational capabilities. Most importantly, we improved the lives of more than 37 million patients around the world.
The key to our successes is our values-driven team of approximately 48,000 employees worldwide. Their winning spirit and unwavering focus on patients are what enable Boston Scientific to innovate and execute at such a high level. And we’re not nearly finished, because our 2023 results reflect a planful long-term strategy intended to establish us as an extraordinary company for years to come.
Looking forward, we continue to focus on our long-range financial goals of above market revenue growth, expanding operating margins, double-digit adjusted EPS growth and strong cash flow generation. We have confidence in our long-term goal to move from consistently outperforming our peer group to becoming the highest-performing large cap company in MedTech. Boston Scientific is in an excellent position to continue increasing value for customers, employees and stockholders.

2

A Letter from our CEO
Positioned for Growth
Boston Scientific devices and therapies help physicians diagnose and treat complex cardiovascular, respiratory, digestive, oncological, neurological, and urological diseases and conditions. Our growth strategy is built around developing category leadership – becoming the go-to company within those targeted segments – by deepening our portfolio in those areas, as well as expanding into high-growth markets and adjacencies that present a strategic fit. In 2023, that deliberate growth strategy was further supported by improvements in hospital staffing constraints, which allowed more patients to be treated. We expect healthy procedural volumes to continue in 2024.
Expanding and Deepening our Portfolio: Business development announcements supported our strategy in 2023. Our completed acquisition of Apollo Endosurgery, Inc., expands our endoluminal surgery portfolio – technology seen by many as a major advancement in minimally invasive surgery – while enabling our entry into the endobariatric market. Our majority stake investment in Acotec Scientific Holdings Limited, a leader in innovative medical solutions for treating vascular diseases, strengthens our presence in China and creates shared value through R&D collaboration, manufacturing and commercial strategies. The close of our Relievant Medsystems, Inc., acquisition adds the U.S. Food and Drug Administration (FDA)-cleared Intracept™ Procedure for vertebrogenic pain to our array of existing chronic pain offerings. Finally, in January 2024 we announced our entry into a definitive agreement to acquire Axonics, Inc., which will add differentiated devices to treat urinary and bowel dysfunction to our robust urology portfolio. The transaction is expected to close in the first half of 2024, subject to customary closing conditions.
Supporting Patients Along the Care Continuum
Across the specialties we serve, our diversified portfolio of technologies and solutions helps physicians access, diagnose and treat conditions, and supports patients along the continuum of care.
With the release of pivotal data and regulatory milestones, 2023 was an important year for our extensive Cardiovascular portfolio for managing atrial fibrillation (AF), a serious heart condition that affects millions of people and requires treatment to prevent stroke. Significant developments included:
•Our newest-generation left atrial appendage closure (LAAC) technology, the WATCHMAN FLX™ Pro device, received FDA approval. Built upon the proven safety and performance of the WATCHMAN FLX™ LAAC device, this new technology is designed to enhance post-procedural healing, improve implantation precision and expand the size range of treatable appendages, which will enable greater efficiency and optimize treatment for patients with non-valvular AF. We believe it also holds the promise for a simpler post-implant drug regimen in the future, which will be studied in our SIMPLAAFY trial.
•The FDA approval of our POLARx™ Cryoablation System marks an exciting advancement in the treatment of paroxysmal AF. The new system features the POLARx FIT Cryoablation Balloon Catheter, a device with the unique capability of enabling two balloon sizes from a single catheter, providing procedural flexibility and individualized patient care.
•The results of the pivotal ADVENT trial demonstrated our novel FARAPULSE™ Pulsed Field Ablation (PFA) System to be as safe and effective as standard-of-care thermal ablation, with significantly shorter procedure times. Two additional studies of this unique and transformative product are now underway: ADVANTAGE AF will further test safety and efficacy in the persistent AF patient population; and AVANT GUARD will evaluate FARAPULSE as first-line therapy vs. anti-arrhythmic drugs for persistent AF. This important data, combined with the January 2024 FDA approval of the device, and our experience in clinical and commercial settings with more than 40,000 patients, positions us well to lead in the growing pulsed field ablation space.
Enabling Better Patient Outcomes and Improving Efficiency
Working collaboratively with customers helps us understand the clinical challenges they face so that we can design meaningful solutions:
•In patients with coronary artery disease, coronary stenting is commonly used to restore blood flow to the heart – but in some cases, those stented vessels become blocked or narrowed once again. Our AGENT™ Drug-Coated Balloon (DCB), already in use in Europe and Japan, is designed to reopen those vessels, then transfer a therapeutic drug to help prevent reoccurrence. AGENT IDE, the first U.S. clinical trial of a DCB, found AGENT more effective than uncoated balloon angioplasty, including a significant reduction in heart attack.

2024 Proxy Statement	3

A Letter from our CEO
•New interventional therapies have advanced the treatment of pulmonary embolism, but few clinical guidelines exist to help physicians determine which device to use. The REAL-PE study was launched in search of clarity and found significantly lower major bleeding rates with our EKOS™ Endovascular System compared to a mechanical thrombectomy device. Notably, the study used a novel, AI-assisted approach to evaluate comprehensive patient data by using de-identified electronic health records, providing unprecedented insight into the real-world performance of medical devices.
•Boston Scientific is advancing the treatment paradigms for people living with chronic pain. The FDA approved an expanded indication of our WaveWriter Alpha™ Spinal Cord Stimulator System to manage painful diabetic peripheral neuropathy, providing physicians with more choices to help their patients find relief.
•Demand for kidney stone care is outpacing the number of qualified urologists available to provide care. In 2023, the FDA cleared our next-generation LithoVue™ Elite Single-Use Digital Flexible Ureteroscope, designed with procedural efficiency and patient outcomes in mind. It builds on our market-leading LithoVue single-use scope and is the first ureteroscope with a built-in sensor that enables doctors to monitor intrarenal pressure in real time.
Advancing Health and Addressing Inequities
Protecting the environment is central to our work because a healthier planet leads to healthier people. So too do diverse perspectives and equitable opportunities for all, which is why meaningful diversity, equity and inclusion (DE&I) progress is a priority for us.
There is always more to do, but we are making strong strides toward our goals. Some highlights from 2023:
•Further defining the path to achieve our 2050 goals for net-zero greenhouse gas emissions across our value chain.
•Donating more than $76 million to fund medical research, fellowships and charitable organizations around the world. Our Signature Global Health Grant Program is supporting education and development for health care workers in vulnerable communities worldwide.
•Increasing diversity in clinical trials, including a goal to enroll a cohort of 200 diverse patients in our latest WATCHMAN FLX™ Pro Left Atrial Appendage clinical trial, HEAL-LAA. In addition, our ongoing ELEGANCE global patient registry and post-market study in peripheral artery disease continues to exceed enrollment targets to include more than 40 percent women and 40 percent underrepresented minorities.
•Improving the gender, race and ethnicity balance of our workforce at all levels to 49.3 percent women (global), and 38.3 percent multicultural talent (U.S. and Puerto Rico).
Additional details about our environmental, social and governance initiatives will be available in our 2023 Performance Report.
Looking Forward
Our extraordinary 2023 results confirm the many ways Boston Scientific is bringing shared value to customers, employees, communities and stockholders. Our high-performing global teams remain committed to the invigorating work of challenging what’s possible. I am grateful for their passion, commitment and caring, and I am grateful for the patients and customers who place their trust in our devices and therapies every day.
On behalf of all of us at Boston Scientific, I would like to thank our Board of Directors for their dedicated service, and you, our stockholders, for your continued support. Working together, we continue to advance science and improve the lives of patients around the world.
Michael F. Mahoney
Chairman of the Board of Directors
President and Chief Executive Officer

4

Notice of Annual Meeting of Stockholders

	Date and Time Thursday, May 2, 2024, at 8:00 a.m. Eastern Time	Who Can Vote Only stockholders of record at the close of business on Friday, March 8, 2024, are entitled to notice of and to vote at the meeting or any adjournments

Location Online only at www.virtualshareholdermeeting.com/BSX2024

Voting Items
PROPOSAL		BOARD VOTING RECOMMENDATION
1	Elect to the Board of Directors nine nominees for director;	FOR each director nominee

2	Approve, on a non-binding, advisory basis, the compensation of our named executive officers;	FOR

3	Approve an amendment and restatement of our By-Laws to provide for advance notice and universal proxy rule updates; and	FOR

4	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year.	FOR

Voting Methods
Your vote is important. We encourage you to vote by proxy, even if you plan to attend the virtual meeting.

By Internet www.proxyvote.com	By Mail Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717

By QR Code Scan with your smartphone	Online at Annual Meeting www.virtualshareholdermeeting.com/BSX2024

By Phone 1-800-690-6903

2024 Proxy Statement	5

Notice of Annual Meeting of Stockholder
Marlborough, Massachusetts
March 20, 2024
The 2024 Annual Meeting of Stockholders of Boston Scientific Corporation (Annual Meeting) will be held on Thursday, May 2, 2024, at 8:00 a.m. Eastern Time. To maximize stockholder participation and provide a consistent experience regardless of location, our 2024 Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2024. We have designed the virtual Annual Meeting to ensure stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions on the virtual meeting platform. The Annual Meeting will take place for the following purposes:

1.
to elect to the Board of Directors nine nominees for director;
2.
to approve, on a non-binding, advisory basis, the compensation of our named executive officers;

3.	to approve an amendment and restatement of our By-Laws to provide for advance notice and universal proxy rule updates;

4.	to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year; and

5.	to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on Friday, March 8, 2024, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

It is important that your shares be represented and voted at the Annual Meeting. Whether you plan to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice of Internet Availability of Proxy Materials or to the question on page 10 of the accompanying Proxy Statement entitled “How do I vote by proxy?”

At the direction of the Board of Directors,
Vance R. Brown
Corporate Secretary

6

2024 Proxy Statement	7

Information About the Annual Meeting and Voting
The Annual Meeting
The 2024 Annual Meeting of Stockholders (Annual Meeting) of Boston Scientific Corporation (the Company) will be held on Thursday, May 2, 2024, at 8:00 a.m. Eastern Time. To maximize stockholder participation and provide a consistent experience regardless of location, our Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2024. We have designed the virtual Annual Meeting to ensure stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
At this meeting, stockholders will be asked to elect nine nominees for director; approve, on a non-binding, advisory basis, the compensation of our named executive officers; approve an amendment and restatement of our By-Laws to provide for advance notice and universal proxy rule updates; and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year. Management will also respond to questions from stockholders.
Our principal executive offices are located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752, and our telephone number is (508) 683-4000. When used in this Proxy Statement, the terms “we,” “us,” “our,” “Boston Scientific” and “the Company” mean Boston Scientific Corporation and its businesses and subsidiaries.

Why am I receiving these materials?
In connection with its solicitation of proxies for use at our Annual Meeting, our Board of Directors (Board) (i) has made these materials available to you via the internet or, upon your request, via email; or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. As a stockholder of record of our common stock at the close of business on March 8, 2024, the record date for our Annual Meeting, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (SEC), we are making this Proxy Statement and our Annual Report for the year ended December 31, 2023 (Annual Report and, together with this Proxy Statement, the proxy materials) available to stockholders electronically via the internet. Stockholders will be able to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials (Notice) or request to receive printed copies of the proxy materials and a proxy card. Instructions on how to access the proxy materials via the internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing proxy materials for our Annual Meeting. On or about March 20, 2024, stockholders of record and beneficial owners of our common stock at the close of business on March 8, 2024 will be sent a Notice instructing them as to how to receive their proxy materials via the internet. The proxy materials will be available on the internet as of March 20, 2024.

Why is the meeting being held virtually again this year?
We believe a virtual meeting will facilitate expanded stockholder access and participation and provide a consistent experience to stockholders, regardless of location. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2024 and using the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.

8

Information About the Annual Meeting and Voting

How can I electronically access the proxy materials?
Beginning March 20, 2024, you can access the proxy materials and vote your shares online at www.proxyvote.com. The proxy materials are also available on our own website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements.

How can I obtain a full set of printed proxy materials?
You may request a free full set of printed proxy materials by (i) visiting www.proxyvote.com; (ii) calling (800) 579-1639 or (iii) sending an email to sendmaterial@proxyvote.com. If sending an email, please include your control number in the subject line. In order to receive the proxy materials prior to the Annual Meeting, you should request a copy prior to April 18, 2024.

Who is entitled to vote at the Annual Meeting?
Stockholders who held shares of our common stock at the close of business on Friday, March 8, 2024, are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?
A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, virtually or by proxy, of stockholders holding a majority of our common stock outstanding as of the close of business on Friday, March 8, 2024, the record date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of March 8, 2024, we had 1,469,895,391 shares of our common stock outstanding — each entitled to one vote at the Annual Meeting — meaning that 734,947,696 shares of common stock must be represented virtually or by proxy to have a quorum. Our common stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes (as described further below) and proxies received but marked “ABSTAIN” will be counted.

What am I voting on?
You are voting on proposals to:
1.elect to the Board nine nominees for director;
2.approve, on a non-binding, advisory basis, the compensation of our named executive officers;
3.approve an amendment and restatement of our By-Laws to provide for advance notice and universal proxy rule updates (Advance Notice and Universal Proxy Rule By-Law Amendments);
4.ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year; and
5.consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?
The Board recommends that you vote:
1.FOR the election of each of the nine director nominees;
2.FOR the compensation of our named executive officers;
3.FOR the Advance Notice and Universal Proxy Rule By-Law Amendments; and
4.FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year.

2024 Proxy Statement	9

Information About the Annual Meeting and Voting

How do I vote by proxy?
Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, you may give a proxy to be voted at the Annual Meeting either:
•via the internet pursuant to the instructions provided in the Notice; or
•if you received printed proxy materials, via the internet, telephone or mail pursuant to the instructions provided on the proxy card.
If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically, by mail or telephone) and our Inspector of Election receives your instructions in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.

What if I need assistance with voting or have questions regarding the Annual Meeting?
If you need assistance with the voting of your shares or have questions regarding the Annual Meeting, please contact our proxy solicitation advisor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(844) 866-9429 (Toll Free in the United States)
Stockholders are encouraged to login to the virtual meeting prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the virtual meeting site and to allow sufficient time to login and familiarize themselves with the virtual meeting features. If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on web browsers (e.g., Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins.

How are votes counted?
In the election of directors, for each of the nominees, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN” with respect to any nominee, it will not count as a share actually voted and will have no effect on the determination as to that nominee. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the advisory vote to approve the compensation of our named executive officers, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the proposal to approve the Advance Notice and Universal Proxy Rule By-Law Amendments, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted with respect to determining if a required vote is obtained under our By-Laws but will have the same effect as a vote AGAINST this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

10

Information About the Annual Meeting and Voting

How many votes are required to approve each proposal?
1.Under our By-Laws, except as otherwise required by law, each nominee for director shall be elected to the Board by the affirmative vote of the majority of votes cast, virtually at the meeting or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Corporate Secretary of the Company as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, virtually at the meeting or by proxy. The number of nominees does not exceed the number of directors to be elected at the Annual Meeting. The affirmative vote of the majority of votes cast means that the number of shares voted “FOR” exceeds the number of votes cast “AGAINST” with respect to a given nominee. For each nominee, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of the nominee’s election. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action.
2.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required to approve, on an advisory basis, the compensation of our named executive officers. The vote is advisory and non-binding in nature, but the Executive Compensation and Human Resources Committee of our Board (Compensation Committee) will take into consideration the outcome of the vote when considering future executive compensation arrangements. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
3.Under our Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the outstanding shares of our common stock is required to approve the Advance Notice and Universal Proxy Rule By-Law Amendments. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted with respect to determining if a required vote is obtained under our By-Laws and will have the same effect as a vote AGAINST this proposal.
4.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
At present, the Board knows of no other matters to be presented for stockholder action at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker, trustee, bank, other financial intermediary or other nominee rather than directly in their own name. As summarized below, there are some differences between stockholders of record and beneficial owners.
Stockholders of Record
If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, as of the close of business on Friday, March 8, 2024, you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote virtually at the Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.
Beneficial Owners
If your shares are held through a brokerage firm, trustee, bank, other financial intermediary or other nominee, as of the close of business on Friday, March 8, 2024, you are considered the beneficial owner of those shares held in street name, and the Notice or proxy materials are being made available, electronically or otherwise, by the Company to your broker, trustee, bank, other financial intermediary or other nominee (the intermediary) and they will forward these materials to you, together with a voting instruction form if furnished via paper copy to your intermediary. As the beneficial owner, you have

2024 Proxy Statement	11

Information About the Annual Meeting and Voting
the right to direct your intermediary on how to vote and are also invited to virtually attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares virtually at the Annual Meeting, unless you request, complete and deliver a legal proxy from your intermediary. If you requested printed proxy materials, your intermediary will enclose a voting instruction form for you to use in directing the intermediary regarding how to vote your shares.

What discretion does my broker have to vote my shares held in “street name?”
The NYSE rules allow your broker to vote your shares in its discretion on “routine” proposals when it has not received instructions from you at least ten days prior to the Annual Meeting. The proposal regarding the ratification of the appointment of our independent registered public accounting firm is a matter considered routine under applicable rules and, therefore, your broker may vote on your behalf for this matter if you do not otherwise provide instructions. The election of directors, the advisory vote on the compensation of our named executive officers, the vote to approve the Advance Notice and Universal Proxy Rule By-Law Amendments are not considered routine matters. If you do not instruct your broker how to vote your shares on the non-routine matters, your broker will not be permitted to vote your shares on such matters. This is referred to as a “broker non-vote.”
Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and that have not received voting instructions from their clients) are counted for purposes of determining whether a quorum is present, but are not counted or deemed to be present, represented or voted for the purpose of determining whether stockholders have approved a proposal. A broker non-vote will have no effect on the outcome of the election of directors or the advisory vote on the compensation of our named executive officers but will have the same effect as a vote “AGAINST” the proposal to approve the Advance Notice and Universal Proxy Rule By-Law Amendments.

How do I vote my 401(k) shares?
If you participate in our 401(k) Retirement Savings Plan, as amended and restated (401(k) Plan), you will receive a single proxy card (together with the proxy materials) or Notice that covers all shares credited to your plan account(s) and shares that you own of record that are registered in the same name. If your plan account(s) are registered in different names, you will receive separate proxy cards or Notices for your record and plan holdings. You may vote your shares by following the instructions provided in your proxy card or Notice and utilizing the credentials provided therein. Your vote will serve to instruct the trustees and fiduciaries of our 401(k) Plan how to vote any shares of our common stock held in our 401(k) Plan on your behalf. Shares of our common stock held in our 401(k) Plan must be voted on or before 11:59 p.m. Eastern Time on April 29, 2024. The trustee and fiduciaries of our 401(k) Plan will vote shares for which timely instructions are not received in the same proportion as other plan shares that were voted.

What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you are the stockholder of record and you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors, “FOR” the compensation of our named executive officers, “FOR” the Advance Notice and Universal Proxy Rule By-Law Amendments, and “FOR” the ratification of our independent registered public accounting firm, Ernst & Young. If you hold your shares in street name, please see the discussion above on “What discretion does my broker have to vote my shares held in ‘street name?’”

Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To revoke a previously submitted proxy and change your vote, you may:
•mail a written notice “revoking” your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717;
•submit to Broadridge a properly completed and signed proxy card with a later date;
•vote again telephonically at 1-800-690-6903 or electronically at www.proxyvote.com or using our QR code (available until 11:59 p.m. Eastern Time on May 1, 2024); or
•vote virtually while logged in and participating at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.

12

Information About the Annual Meeting and Voting
If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.

Can I vote at the virtual meeting?
Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote virtually when you attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/BSX2024. In order to vote during the Annual Meeting, you will use the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares virtually at the virtual Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting.

Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and has separately engaged Carl T. Hagberg and Associates on our behalf to act as Inspector of Election for the meeting.

Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•as necessary to meet applicable legal requirements;
•to allow for the tabulation and certification of votes; and
•to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of our Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. We will limit each stockholder to one question to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting. We encourage stockholders to log into the webcast at least 15 minutes prior to the start of the Annual Meeting to test their internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all members of our Board and certain executive officers are expected to join the Annual Meeting and be available for questions.

What do I do if I have technical problems during the Annual Meeting?
If you encounter any difficulties accessing the Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website login page.

2024 Proxy Statement	13

Information About the Annual Meeting and Voting

What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.

Will any other business be considered or presented at the Annual Meeting?
Our By-Laws provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion.

How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website at https://investors.bostonscientific.com/financials-and-filings/sec-filings.

Who is soliciting my vote pursuant to this Proxy Statement?
Our Board is soliciting your vote.

Is there a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders entitled to vote at the Annual Meeting will be available for the period of ten days prior to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m. Eastern Time, at our Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment by calling (508) 683-4000 or writing to our Corporate Secretary at 300 Boston Scientific Way, Marlborough, Massachusetts 01752.

14

Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing our proxy materials to our stockholders primarily via the internet instead of mailing printed copies of those materials to each stockholder. On or about March 20, 2024, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.
Cautionary Statement Regarding
Forward-Looking and Other Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

2024 Proxy Statement	15

Proposal 1: Election of Directors

Our Board of Directors unanimously recommends that you vote “FOR” the election of all nine of these nominees for director. Vote Required: Majority of votes cast

Summary
Our entire Board is elected annually by our stockholders and currently consists of eleven members.
On November 16, 2023, Nelda J. Connors and David J. Roux, directors of the Company since December 2009 and January 2014, respectively, informed the Company that they would not be standing for re-election to the Board at the Annual Meeting and until then will each continue to serve as a director of the Company and remain in their committee roles with the Board. We are deeply grateful for the immense contributions each of Ms. Connors and Mr. Roux have made to our Company, our Board, and our stockholders.
Our remaining nine directors have been nominated by our Board, upon the recommendation of our Nominating and Governance Committee, to stand for election at the Annual Meeting for a one-year term, to hold office until the 2025 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. The nominees for election at the Annual Meeting are: Charles J. Dockendorff, Yoshiaki Fujimori, Edward J. Ludwig, Michael F. Mahoney, Jessica L. Mega, Susan E. Morano, John E. Sununu, David S. Wichmann and Ellen M. Zane.
Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.
Director Nominees at a Glance
Diverse Range of Experience, Skills and Qualifications Represented by our 2024 Director Nominees

Academia	Business Strategy	Corporate Governance	Environmental, Health, Safety & Sustainability
Executive Experience	Finance / Capital Allocation	Financial Literacy / Accounting	Government / Public Policy
Human Capital Management / Compensation	International	Manufacturing	Marketing / Sales
Medical Device Industry	Mergers & Acquisitions	Operations	Public Company Board
Real Estate	Risk Management	Technology / Systems / Cyber-Security

16

Proposal 1: Election of Directors
Board of Director Nominees at a Glance

■	Female	■	Male	■	Non-Binary	■	Asian, Hawaiian or Pacific Islander	■	White/ Caucasian
•Mega •Morano •Zane		•Dockendorf •Fujimori •Ludwig	•Mahoney •Sununu •Wichmann	•None identified
						•Fujimori		•Dockendorf •Ludwig •Mahoney •Mega		•Morano •Sununu •Wichmann •Zane

1
>10 years
4
6-10 years
6.5 years
average tenure of independent nominees
3
0-5 years

S&P* Average: 63.3 *per 2023 Spencer Stuart Board Index						S&P* Average: 7.8 *per 2023 Spencer Stuart Board Index

2024 Proxy Statement	17

Proposal 1: Election of Directors
Director Nominees
The biography of each of the nominees is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director. Each of the director nominees listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields, as well as strong moral character and diversity in terms of viewpoint as well as age, race/ethnicity and gender. Our Board believes these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas to address the current and anticipated needs of the Company as its opportunities and challenges evolve.

Charles J. Dockendorff Independent	Age: 69

Former Executive Vice President and Chief Financial Officer, Covidien plc
Director since:
April 2015
Board Committees:
Audit (Financial Expert)
Risk
Other Current Public
Boards:
Haemonetics Corporation
Hologic, Inc.
Keysight Technologies, Inc.
Education:
University of Massachusetts at Amherst, B.B.A. in Accounting
Bentley College, M.S. in Finance

Experience Highlights:
Mr. Dockendorff is the former Executive Vice President and Chief Financial Officer of Covidien plc, a publicly traded medical device and supplies company, and its predecessor, Tyco Healthcare, having served in those positions from 1995 to 2015. While Chief Financial Officer of Covidien plc, Mr. Dockendorff was also in charge of Information Security for the company. Mr. Dockendorff joined the Kendall Healthcare Products Company, the foundation of the Tyco Healthcare business, in 1989 as controller and was named Vice President and Controller in 1994. He was appointed Chief Financial Officer of Tyco Healthcare in 1995. Prior to joining Kendall/Tyco Healthcare, Mr. Dockendorff was the Chief Financial Officer, Vice President of Finance and Treasurer of Epsco Inc. and Infrared Industries, Inc.
Select Skills and Qualifications:
Mr. Dockendorff’s qualifications to serve on our Board include his executive leadership experience at public medical device companies, his service as a director of other public companies, as well as his extensive expertise in accounting, finance, technology and business strategy.

18

Proposal 1: Election of Directors

Yoshiaki Fujimori Independent	Age: 72

Senior Executive Advisor, Japan to CVC Capital Partners
Director since:
July 2016
Board Committees:
Executive Compensation and Human Resources
Risk (member and Chair, effective April 1, 2024)
Other Current Public
Boards:
Oracle Corporation Japan Takeda Pharmaceutical Company Limited
Education:
Tokyo University of Science, B.A. in Petroleum Engineering
Carnegie Mellon Graduate School of Business, M.B.A.

Experience Highlights:
Mr. Fujimori is currently Senior Executive Advisor of Japan to CVC Capital Partners, a position he has held since February 2017. He was an advisor to the LIXIL Group Corporation from June 2016 to December 2019 and was the President and Chief Executive Officer of the LIXIL Group Corporation from August 2011 to June 2016. Prior to joining LIXIL, he was Chairman, President and Chief Executive Officer of General Electric Japan from January 2008 to June 2011. In his 25 years at General Electric Company, beginning in October 1986, he held a variety of positions including Senior Vice President and Chief Executive Officer of a number of Asian and global business divisions, including Medical Systems, Plastics, and Capital. Mr. Fujimori also served as a member of the General Electric’s Corporate Executive Council from 2001 to 2010. He formerly served as a director of Shiseido Company Limited, Toshiba Corporation, Japan Construction Material & Housing Equipment Industries Federation and Tokyo Electric Power Company Holdings.
Select Skills and Qualifications:
Mr. Fujimori’s qualifications to serve on our Board include his expertise in international business, including developing markets, with a particular emphasis on operations and manufacturing in Japan and Asia, technology, and his service on other public company boards.

2024 Proxy Statement	19

Proposal 1: Election of Directors

Edward J. Ludwig Independent	Age: 72

Former Chairman of the Board and Chief Executive Officer, Becton, Dickinson and Company
Director since:
March 2014; Lead Independent Director
Board Committees:
Executive Compensation and Human Resources
Nominating and Governance
Other Current Public
Boards:
CVS Health Corporation
Education:
The College of Holy Cross, B.A., in Economics and Accounting
Columbia University, M.B.A.

Experience Highlights:
Mr. Ludwig is the former Chairman of the Board of Becton, Dickinson and Company (BDX), a global medical technology company, having served in that position from February 2002 through June 2012. He also served as BDX’s Chief Executive Officer from January 2000 to September 2011 and as its President from May 1999 to December 2008. Mr. Ludwig joined BDX as a senior financial analyst in 1979. Prior to joining BDX, Mr. Ludwig served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers), where he earned his CPA, and as a financial and strategic analyst at Kidde, Inc. Mr. Ludwig was a member of the board of directors of POCARED Diagnostics Ltd, a privately held company focused on infectious disease diagnostics from 2013 to 2022. He formerly served as a director of Aetna, Inc., Xylem, Inc. and as Vice Chair of the board of trustees of the Hackensack University Medical Center Network.
Select Skills and Qualifications:
Mr. Ludwig’s qualifications to serve on our Board include his executive leadership experience, specifically his service as a director and executive of a public medical technology company, along with his extensive expertise in business strategy, finance, management and manufacturing.

20

Proposal 1: Election of Directors

Michael F. Mahoney CEO, Chairman of the Board	Age: 59

President and Chief Executive Officer, Boston Scientific Corporation
Director since:
November 2012
Other Current Public
Boards:
CVS Health Corporation
Education:
University of Iowa, B.B.A. in Finance
Wake Forest University, M.B.A.

Experience Highlights:
Michael F. Mahoney joined the Company as our President in October 2011 and became our President, Chief Executive Officer and a Director in November 2012. Mr. Mahoney became our Chairman of the Board in May 2016. Prior to joining the Company, he was Worldwide Chairman of the Medical Devices and Diagnostics division of Johnson & Johnson from January 2011 to September 2011, overseeing 50,000 employees and seven franchises. Prior to assuming this position, Mr. Mahoney served as Worldwide Group Chairman of Johnson & Johnson’s DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, Mr. Mahoney served as President and Chief Executive Officer of Global Healthcare Exchange, a provider of supply chain solutions and services that brings together hospitals, manufacturers, distributors and group purchasing organizations. From 2015 to 2023, Mr. Mahoney served as a member of the Board of Directors of Baxter International Inc., a multinational health care company. Mr. Mahoney began his career at General Electric Medical Systems, where he spent 12 years, culminating in the role of General Manager of the Healthcare Information Technology business. Mr. Mahoney also serves on the board of the Boys & Girls Club of Boston, is the Chair of the board of governors of Boston College CEO Club, and a member of the American Heart Association CEO roundtable.
Select Skills and Qualifications:
In addition to serving as our President and Chief Executive Officer, Mr. Mahoney’s qualifications to serve on our Board, include his management experience leading complex organizations in medical device and other healthcare-related businesses, expertise in building strong leadership teams, developing international markets, and a proven ability to execute successful business strategies and drive operational excellence.

2024 Proxy Statement	21

Proposal 1: Election of Directors

Jessica L. Mega, M.D. Independent	Age: 49

Co-Founder and Former Chief Medical and Scientific Officer, Verily Life Sciences, LLC
Director since:
June 2023
Board Committees:
Executive Compensation and Human Resources
Risk
Other Current Public
Boards:
Danaher Corporation
Education:
Yale University School of Medicine, M.D.
Harvard School of Public Health, M.P.H.
Stanford University, B.A.

Experience Highlights:
Dr. Mega co-founded Verily Life Sciences, LLC, a subsidiary of Alphabet Inc. focused on life sciences and healthcare, and served as Chief Medical and Scientific Officer from 2015 to the end of 2022. At Verily, Dr. Mega oversaw Verily’s clinical and science efforts, focusing on translating technological innovations and scientific insights into partnerships and programs that improve patient outcomes. Prior to Verily, she served as Cardiologist and Senior Investigator at Brigham and Women’s Hospital from 2008 to 2015. Dr. Mega has also served as a faculty member at Harvard Medical School and with the TIMI Study Group, where she led large-scale international clinical trials evaluating novel cardiovascular therapies and directed the genetics program. Dr. Mega is currently on the Board of Advisors at the Duke-Margolis Center for Health Policy and at Research!America.
Select Skills and Qualifications:
Dr. Mega’s qualifications to serve on the Board include her executive experience in life sciences, technology, and global business strategy, specifically her service as a director and executive and her background in academia and public policy.

22

Proposal 1: Election of Directors

Susan E. Morano Independent	Age: 59

Former Vice President Business Development and Strategic Operations, Johnson & Johnson Medtech
Director since:
June 2023
Board Committees:
Audit (Financial Expert)
Nominating and Governance
Other Current Public
Boards:
None
Education:
Columbia University, M.B.A.
Villanova University, B.S.

Experience Highlights:
Ms. Morano is the former Vice President Business Development and Strategic Operations, Johnson & Johnson Medtech, having served in that position from 2020 through February 2023. Prior to this role, she served as Vice President Business Development, Johnson & Johnson Medical Devices, beginning in 2012, with responsibility for licensing, acquisitions and divestitures for its Medical Devices Group. In addition, during her time at Johnson & Johnson, Ms. Morano held a number of positions with increasing responsibility through six operating companies, primarily within Finance and Business Development, and is a former member of its MedTech Leadership Team.
Select Skills and Qualifications:
Ms. Morano’s qualifications to serve on the Board include her executive experience in the medtech industry, specifically extensive experience in global mergers and acquisitions, management and business strategy, in addition to her financial expertise.

2024 Proxy Statement	23

Proposal 1: Election of Directors

John E. Sununu Independent	Age: 59

Former United States Senator from New Hampshire
Director since:
April 2009
Board Committees:
Nominating and Governance (Chair)
Audit (Financial Expert)
Other Current Public
Boards:
BlueRiver Acquisition Corp.
Education:
Massachusetts Institute of Technology, B.S. and M.S. in Mechanical Engineering
Harvard University, M.B.A.

Experience Highlights:
Senator Sununu served as a U.S. Senator from New Hampshire from 2003 to 2009. He was a member of the Committees on Banking, Commerce, Finance and Foreign Relations, and he was appointed the Congressional Representative to the United Nations General Assembly. Before his election to the Senate, Senator Sununu served three terms as a member of the U.S. House of Representatives from New Hampshire’s 1st District from 1996 to 2002, where he was Vice Chairman of the Budget Committee and a member of the Appropriations Committee. During his twelve years in Congress, he drafted and helped pass several important pieces of legislation, including the Internet Tax Freedom Act, the Survivors Benefit Act and the New England Wilderness Act. Prior to serving in Congress, Senator Sununu served as Chief Financial Officer for Teletrol Systems, a manufacturer of building control systems. Senator Sununu formerly served as a Council Member of Lloyds of London and as a director of Time Warner Cable Inc. and several private and charitable entities.
Select Skills and Qualifications:
Senator Sununu complements our Board with his experience in government and corporate leadership. Senator Sununu provides important insights on government relations, public policy and other matters relevant to our Company due to his extensive experience in both the public and private industry sectors.

24

Proposal 1: Election of Directors

David S. Wichmann Independent	Age: 61

Former CEO, UnitedHealth Group Incorporated
Director since:
June 2021
Board Committees:
Audit (Chair, Financial Expert)
Risk
Other Current Public
Boards:
Privia Health Group, Inc.
Education:
Illinois State University, B.S. in Accounting

Experience Highlights:
Mr. Wichmann is the former Chief Executive Officer of UnitedHealth Group Incorporated, having served in that position from September 2017 through March 2021. Prior to this role, he served as President, UnitedHealth Group, beginning in November 2014, with oversight responsibility for all of UnitedHealthcare’s domestic and international businesses, and for overall UnitedHealth Group performance, and as Chief Financial Officer of the UnitedHealth Group from 2011 until 2016. In addition, during his time at UnitedHealth Group, he held positions as President, UnitedHealthcare; President and Chief Executive Officer, Specialized Care Services (now OptumHealth); and Senior Vice President, Corporate Development. Prior to joining UnitedHealth Group, Mr. Wichmann was a partner at Arthur Andersen & Co. and Chief Financial Officer of Advanced Machine Company. He previously served on the boards of UnitedHealth Group Incorporated and Tennant Company. Mr. Wichmann currently serves on the board of a private accountable care organization.
Select Skills and Qualifications:
Mr. Wichmann’s qualifications to serve on our Board include his executive experience in the healthcare industry as the chief executive officer of a large public health and well-being company and a current and former board member of other public companies, as well as his financial expertise and background in business strategy, operations, manufacturing, technology and environmental, health, safety and sustainability matters.

2024 Proxy Statement	25

Proposal 1: Election of Directors

Ellen M. Zane Independent	Age: 72

CEO Emeritus and Founding Chair, Tufts Medicine
Director since:
April 2016
Board Committees:
Executive Compensation and Human Resources (Chair)
Nominating and Governance
Other Current Public
Boards:
Haemonetics Corporation
Synchrony Financial
Education:
George Washington University, B.A.
Catholic University of America, M.A. in Audiology and Speech-Language Pathology

Experience Highlights:
Ms. Zane is CEO Emeritus and Founding Chair at Tufts Medicine. Ms. Zane previously served as President and Chief Executive Officer of Tufts Medical Center from 2004 to 2011 when she retired from this role. Prior to this, Ms. Zane served as Network President for Mass General Brigham (formerly Partners Healthcare System), a physician/hospital network sponsored by the Harvard-affiliated Massachusetts General Hospital and Brigham and Women’s Hospital. Ms. Zane also previously served as Chief Executive Officer of Quincy Hospital in Quincy, Massachusetts. Ms. Zane currently is a director of Savista, a Georgia-based private company involved with healthcare revenue cycle management; Fiduciary Trust Company, a privately owned wealth management company; and AgNovos Healthcare, LLC, a privately held medical device company, focused on bone health. Ms. Zane previously served as a director of Azenta, Inc., Century Capital Management, Parexel International Corporation, Lincare Holdings Inc. and Press Ganey Holdings. Ms. Zane has received Honorary Degrees from Curry College, Stonehill College, Bentley University and University of Massachusetts-Dartmouth.
Select Skills and Qualifications:
Ms. Zane’s qualifications to serve on our Board include her executive experience in the healthcare industry, specifically as the chief executive officer of a large urban academic (teaching and research) medical center, in addition to her experience as a director at several other public companies.

26

Corporate Governance
Overview
To guide the operation and direction of the Board and its committees, our Board has established our Corporate Governance Guidelines, charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the NYSE, the rules and regulations of the SEC and other legal requirements. These materials are available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview. These materials are also available in print, free of charge to stockholders, upon written request to Boston Scientific Corporation, Investor Relations, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.
Our Board believes good corporate governance is fundamental to the success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the NYSE and the rules and regulations of the SEC, as well as best practices suggested by recognized governance authorities and through stockholder engagement, and makes modifications to our corporate governance practices that it determines are warranted.
Director Independence
Under the NYSE’s Corporate Governance Standards, a majority of the Board must qualify as independent directors. Our Corporate Governance Guidelines require a significant majority of the Board to qualify as independent directors. The NYSE Corporate Governance Standards define specific relationships that disqualify directors from being independent and further require that for a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our Company (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with our Company).
In making determinations regarding independence, the Board applies the NYSE standards and broadly considers all relevant facts and circumstances known to it. For directors who will serve on the Executive Compensation and Human Resources Committee (Compensation Committee), the Board considers all factors specifically relevant to determining whether a director has a relationship with our Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by our Company to such director; and (ii) whether such director is affiliated with our Company, a subsidiary of our Company or an affiliate of a subsidiary of our Company — as required by the NYSE independence standards for Compensation Committee members.
The Board has determined that, other than Mr. Mahoney, our President and Chief Executive Officer, all of our directors are independent under the independence standards set forth in the NYSE Corporate Governance Standards.
The Board monitors its compliance with the NYSE requirements for director independence on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions and relationships between each director or any member of his or her immediate family and the Company, as well as other relevant facts and circumstances. The Board and the Nominating and Governance Committee considered the directors’ responses to a questionnaire asking about their relationships with the Company (and their immediate family members’ relationships with the Company) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors. The Board made its determination as to whether any relationship between a director and our Company is a material relationship based on the facts and circumstances of the relationship, the amounts involved in the relationship, the director’s interest in such relationship, if any, and such other factors as the Board, in its judgment, deemed appropriate.

2024 Proxy Statement	27

Corporate Governance
Director Nomination Process
The Nominating and Governance Committee routinely evaluates the current composition of the Board to ensure it has the appropriate mix of skills and experiences to effectively perform its oversight functions and has primary responsibility for determining the appropriate skills and characteristics required of new Board members. The Nominating and Governance Committee considers, with input from the Board, those factors it deems appropriate, such as independence, experience, strength of character, judgment, technical skills, diversity and the extent to which the individual would fill a present need on the Board. The Board also considers the business of the Company, including strategy, risks, and opportunities, and the extent to which these create a need for particular skills on the Board. The aim is to assemble a Board that is strong in its collective knowledge and that consists of individuals who bring a variety of complementary attributes and who, taken together, have the appropriate skills and experience to oversee the Company’s business. The Nominating and Governance Committee considers diversity as one of a number of important factors in identifying nominees for director. The Nominating and Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, as well as other diversity concepts, including but not limited to, race, ethnicity and gender. Further, the Company’s Corporate Governance Guidelines require women and racially/ethnically diverse candidates be included among the initial slate of candidates presented for consideration in searches for new Board members. The Nominating and Governance Committee reviews the Company’s Corporate Governance Guidelines on an annual basis to ensure the effectiveness of such policies and procedures.
Director nominees must, at a minimum, meet the general criteria outlined in our Corporate Governance Guidelines. Generally, directors should be individuals who have succeeded in their particular field and who demonstrate integrity, reliability, knowledge of corporate affairs and an ability to work well with others, and should also satisfy at least one of the following criteria:
•demonstrated management and leadership ability at senior levels in successful organizations;
•current or recent employment in positions of significant responsibility and decision-making;
•expertise in leading rapidly growing multi-national organizations; or
•current or prior experience related to anticipated board and committee responsibilities in other areas of importance to the Company.
The Nominating and Governance Committee receives suggestions for new directors from a number of sources, including independent Board members and our Chairman and Chief Executive Officer. The Nominating and Governance Committee may also, at its discretion, employ a third-party search firm to assist in screening and identifying candidates for director.
The Nominating and Governance Committee will also consider recommendations for Board membership submitted by our stockholders and other independent sources. The qualifications of candidates recommended by stockholders will be reviewed and considered by the Nominating and Governance Committee with the same degree of care and consideration as candidates for nomination to the Board submitted by independent Board members and our Chairman and Chief Executive Officer.
The Nominating and Governance Committee considers director nominees for election so submitted if the submission is made in accordance with the advance notice provisions of the Amended and Restated By-Laws of the Company (By-Laws) and applicable law, including without limitation Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act). Our By-Laws also contain proxy access provisions that permit a stockholder, or group of up to 20 stockholders, meeting certain ownership and other requirements to include a nominee for director election in the Company’s annual Proxy Statement. The Board believes that the inclusion of proxy access in our By-Laws enhances stockholder rights and provides increased accountability of the Company and our Board to our stockholders.
The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for re-election. With respect to existing directors, prior to making its recommendation to the full Board, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director’s continuation on the Board as a regular part of the annual nominating process.
Under our current advance notice provisions of our By-Laws, director nominations and proposals by our stockholders to bring any other business before the 2025 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive offices on or before November 20, 2024. If the Advance Notice and Universal Proxy Rule By-Law Amendments set forth in Proposal 3 to this Proxy Statement are approved at the Annual Meeting, stockholder proposals and director nominations for the 2025 Annual Proxy Statement will need to be received no earlier than January 2, 2025 and no later than February 1, 2025. Also under the proxy access provisions of our By-Laws, director nominations submitted by our stockholders for inclusion in our 2025 Annual Proxy Statement must be received no earlier than October 21, 2024 and no

28

Corporate Governance
later than November 20, 2024. Director nominations and business proposals by our stockholders must also satisfy the other procedures and requirements set forth in the advance notice and proxy access provisions of our By-Laws, as applicable, including the requirements set forth in Proposal 3 if approved at the Annual Meeting. In addition to satisfying the advance notice provisions of our By-Laws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19(b) under the Exchange Act. Should you wish to submit a director recommendation or nomination, please have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.
Board Refreshment
The Company believes, through regular evaluation of performance and the Company’s needs, it will continue to achieve the appropriate balance between directors’ experience and fresh ideas and perspectives. The Nominating and Governance Committee, as part of its annual assessment of the composition of the Board, reviews each director’s tenure and continued service on the Board. The Board has not established any term or age limits to an individual’s membership on the Board. While these limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of causing the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.
Chief Executive Officer Succession
Pursuant to our Corporate Governance Guidelines, the Nominating and Governance Committee reports to the full Board at least annually on succession planning for our Chief Executive Officer (and other executive officers, as appropriate). Our Chief Executive Officer discusses with the Board and the Nominating and Governance Committee, at least once per year, his recommendations and evaluations of potential successors to his position, including in the event of an unexpected temporary absence, and reviews development plans, if any, recommended for such individuals who are current employees of the Company. Additionally, the Nominating and Governance Committee conducts an annual review of the CEO Succession Plan framework, which outlines certain high-level planning, notification and other actions, and is designed to minimize disruption in the event of a temporary or permanent absence of the Chief Executive Officer.
Board Leadership Structure
Our Board believes it is important to retain flexibility to determine whether the interests of the Company and our stockholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board, or whether the roles should be separated, based on the circumstances at any given time. Under our Corporate Governance Guidelines, the Board will appoint a Lead Independent Director when the Chief Executive Officer and Chairman of the Board roles are combined, or if the Chairman is not otherwise independent. Pursuant to our Corporate Governance Guidelines, the Lead Independent Director is appointed annually, though is generally expected to serve for a renewable term of three years, subject to the Lead Independent Director’s annual re-election to the Board. The Lead Independent Director will preside over meetings of our non-management directors, serve as liaison between our Chairman and the independent directors, work with the Chairman to establish agendas for Board and committee meetings, raise issues with management on behalf of the independent directors, consult with committee leadership, and carry out other duties as requested by the Board. The Lead Independent Director also has the authority to call special meetings of independent or non-management directors, as needed.
Mr. Mahoney has been our President and Chief Executive Officer since November 2012 and in May 2016, the Board concluded that combining the functions of Chairman and Chief Executive Officer was the most effective leadership structure for the Company and appointed Mr. Mahoney as Chairman of our Board. In light of the fact that the Chief Executive Officer and Chairman of the Board roles have been combined since May 2016, the Board appointed Mr. Ludwig to serve as Lead Independent Director at that time, and has re-appointed him annually, most recently in February 2024. Mr. Ludwig’s qualifications to serve as our Lead Independent Director include his strong leadership experience as the former Chief Executive Officer and Chairman of the Board of Becton, Dickinson and Company, his current service on the Board of CVS Health Corporation and the Chair of that board’s Audit Committee, and as lead director on the Board of Aetna, Inc. prior to its acquisition by CVS Health Corporation. Our Board believes this leadership structure, coupled with a commitment to Board independence, provides effective, independent oversight of management, while fostering a constructive and

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Corporate Governance
cooperative relationship between the Board and management and allowing both the Board and management to benefit from Mr. Mahoney’s expertise and familiarity with our day-to-day business operations and yielding a board structure that is 89% independent. In addition, combined Chairman and Chief Executive Officer roles allows the Company to communicate its business, strategy and value to stockholders, employees, and other stakeholders with a single voice. The Board routinely reviews its leadership structure to evaluate whether it remains appropriate for the Company.
Annual Board and Committee Self-Evaluations
In accordance with its charter, our Nominating and Governance Committee oversees an annual self-evaluation process for the Board and each of its committees to assess the performance of the Board and its committees, and, as applicable, for our Lead Independent Director. Anonymous surveys are facilitated through the Corporate Secretary’s office to each director regarding the Board and the committees on which each director served during the fiscal year. The evaluation process encourages candid feedback and helps to ensure the effectiveness of the Board and its committees. At the conclusion of the process, written reports are presented to and reviewed by the Board and each committee, identifying areas of strengths and opportunities to enhance the operations of the Board and each of its committees.
Risk Oversight
Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and to enhance stockholder value.
A fundamental part of the Board’s risk oversight is understanding the individual risks our Company faces, the steps management is taking to mitigate those risks, including the framework used by management for the coordinated oversight, control and continuous improvement of processes used to manage risk, and to assess management’s appetite for risk.
While the Board has the ultimate responsibility for risk oversight, each committee of the Board also oversees risk to the extent it relates to the committee’s responsibilities, as outlined below. Each committee provides reports in its respective area of responsibility to the Board at the next regularly scheduled Board meeting immediately following the committee meeting.

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Corporate Governance

## Board of Directors

Our Board receives regular reports from management on matters relating to strategic and operational initiatives, business continuity and resiliency, cybersecurity, financial performance and legal developments, which are each integrated with enterprise-risk exposures. The involvement of the Board in approving our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy. The Board also receives annual updates from the Chief Information Security Officer and the Chief Information and Digital Officer on, among other things, the Company's cyber risks and threats, assessments of the Company's security program and the evolving threat landscape.

- The Audit Committee focuses on financial risk, including internal controls, legal and regulatory risks, as well as compliance risks of a financial nature, including those related to federal healthcare programs and healthcare providers, and receives an annual risk assessment report from our internal auditors. Along with the Risk Committee, it also assists the Board in fulfilling its oversight responsibility with respect to compliance risks of a non-financial nature, including those related to federal healthcare programs and healthcare providers, and regulatory, quality and product safety issues that affect the company. The Audit Committee also exercises oversight responsibility over the Company's guidelines, processes and policies to monitor, assess, evaluate and manage risk.

- The Risk Committee focuses on the enterprise-wide approach to risk management, regulatory compliance, the quality and safety of our products and our insurance program. The Risk Committee has primary oversight responsibility for areas of quality and non-financial compliance issues, including cybersecurity risks, while the Audit Committee has general oversight of our financial compliance, including financial reporting, internal controls and financial risk exposure resulting from legal and regulatory compliance matters. The Risk Committee reviews, at least annually, the significant non-financial risks facing the Company and coordinates and consults with the Audit Committee for the purpose of sharing information pertinent to the Audit Committee's consideration and oversight of our risk and risk management programs and policies.

Boston Scientific

- The Executive Compensation and Human Resources Committee (also known as the Compensation Committee) evaluates and sets compensation programs that encourage decision making predicated upon a level of risk consistent with our business strategy. The Compensation Committee reviews, at least annually, our compensation programs and policies to determine if the provisions and operations of our programs create undesired or unintentional risk of a material nature. The Compensation Committee also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers. In addition, the Compensation Committee oversees workforce-related risks, including progress towards diversity, equity and inclusion goals.

- The Nominating and Governance Committee oversees governance and succession risk, including Board and Chief Executive Officer succession, and evaluates director skills and qualifications to ensure the appropriate appointment of particular directors to our standing committees based upon the needs of that committee. The Nominating and Governance Committee is also responsible for oversight of risks related to environmental, social and corporate citizenship and public policy matters that may impact the Company, including Board diversity and the Company's initiatives related to sustainability and diversity, equity and inclusion goals.

## Management

It is management's responsibility to manage risk and bring material risks facing our Company to the Board's attention.

Given the Board’s role in risk oversight, it believes the leadership structure it adopts must allow it to effectively oversee the management of the risks relating to our operations. Although there are different leadership structures that could allow our Board to oversee risk management effectively, and while our Board believes our current leadership structure will enable it to manage such risks effectively, it was one factor among many considered by our Board in selecting this leadership structure over other alternatives. For a discussion of the reasons why our Board has determined that its leadership structure is appropriate, please see the “Board Leadership Structure” section above.

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Corporate Governance
Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, our Board as a group, or our non-management directors as a group, may do so by writing to the Board of Directors or Non-Management Directors, at Boston Scientific Corporation, c/o General Counsel, 300 Boston Scientific Way, Marlborough, Massachusetts 01752 or by contacting the Board via email at BSCboardofdirectors@bsci.com or non-management directors at non-managementdirectors@bsci.com. The Board has authorized the office of our General Counsel to review and organize, but not screen, communications from stockholders and other interested parties and deliver them to the Board or non-management directors, as applicable. The office of General Counsel screens commercial solicitations for appropriateness.
The Company is committed to stockholder engagement. In addition to the communication process detailed above, stockholders also have the opportunity to speak at our Annual Meeting of Stockholders, participate in the annual “say-on-pay” advisory vote and, when applicable, the “say-on-frequency” advisory vote, and communicate with our active Investor Relations department, among other avenues for engagement. The Board seriously considers the views of stockholders in its decision-making process and will continue to engage stockholders to ensure robust corporate governance practices.
Board and Committee Service Limitation
Without the approval of the Nominating and Governance Committee, no director may sit on more than four public company boards (including our Board) and our Chief Executive Officer may not sit on more than two public company boards (including our Board). No director may serve simultaneously on the audit committees of more than three public companies (including our Company), unless the Board of Directors has determined that such service would not impair the ability of the member to effectively serve on our Company’s Audit Committee, such determination to be disclosed in accordance with the applicable NYSE and SEC rules. Each of our Board members has complied with these limitations or procedures. At the May 2017 Board meeting, the Board made a determination that the then-proposed service of Mr. Dockendorff on the audit committee of a fourth public company (including our Company) would not impair his ability to effectively serve on our Company’s Audit Committee. The Board reviews this service on an annual basis, and each time has determined that it does not impair Mr. Dockendorff’s ability to serve on our Company’s Audit Committee.
Related Party Transactions
Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Company and any of the following have an interest: (i) any person who is or was (since the beginning of 2022, even if they do not presently serve in that role) an executive officer, director or director nominee; (ii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iii) any immediate family member of any of the foregoing; or (iv) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).
Related party transaction oversight is the responsibility of our Nominating and Governance Committee. Our General Counsel is responsible for identifying any potential related party transactions and, if he determines that an existing or proposed transaction constitutes a related party transaction under the policy, he will provide relevant details and an analysis of the related party transaction to the Nominating and Governance Committee. The General Counsel provides an annual summary to the Nominating and Governance Committee of all transactions or relationships that he considered under this policy, including those that he determined do not constitute a reportable related party transaction. If the General Counsel has an interest in a potential related party transaction, he will provide all relevant information to the Chair of the Nominating and Governance Committee, who will provide the information to the other members of such Committee. The Nominating and Governance Committee reviews relevant information concerning any existing or proposed transaction contemplated by the Company with an entity that is the subject of a disclosed relationship, and approves or rejects the transaction, with or without conditions or additional protections for the Company. Our related party transactions policy can be found in our Corporate Governance Guidelines available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.

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Corporate Governance
Each of the following related party transactions was reviewed, approved and ratified by the Company’s Nominating and Governance Committee at its February 22, 2024 meeting:
•Joseph Barrett Fitzgerald, the son of our Executive Vice President and Group President, Cardiology, Joseph Fitzgerald, is employed by the Company as Watchman Territory Manager in our Cardiology business. During 2023, his total compensation, including base salary and commissions, was approximately $342,500. A significant portion of Mr. Fitzgerald’s 2023 compensation was composed of commissions earned under the Company’s sales compensation plans. Mr. Fitzgerald’s base salary and commission payments were commensurate with that of other employees in similar positions and achieving similar sales results and targets.
•Robert Blaise Fitzgerald, the son of our Executive Vice President and Group President, Cardiology, Joseph Fitzgerald, is employed by the Company as AF Solutions Territory Manager in our Electrophysiology business. During 2023, his total compensation, including base salary and commissions was approximately $267,000. A significant portion of Mr. Fitzgerald’s 2023 compensation was composed of commissions earned under the Company’s sales compensation plans. Mr. Fitzgerald’s base salary and commission payments were commensurate with that of other employees in similar positions and achieving similar sales results and targets.
Code of Conduct
We maintain a Code of Conduct, which has been approved by our Board, to ensure our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview. A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Any waivers or substantive amendments of the Code of Conduct will be disclosed on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Corporate Responsibility
Sustainability is a key focus of our business. We endeavor to reduce our environmental footprint on a global basis, engage with and support the communities where we operate, conduct our operations in a responsible and ethical manner, advance the growth and capabilities of our employees and develop innovative products that improve health care worldwide. By proactively addressing energy consumption, carbon output, waste management, and water use, we are making measurable progress toward shaping a better future for our planet, which directly impacts the well-being of our patients, customers, employees, communities, and investors. Using our Global Energy Management System, we implement our C3 strategy — Cut, Convert, Compensate — to cut energy use, convert to renewable sources instead of fossil fuels, and compensate with carbon offset projects for remaining unavoidable emissions. This strategy helps us make progress towards our goals, including using 100% renewable electricity by 2024 in all manufacturing and key distribution sites, 90% renewable energy (all sources) by 2027 in all manufacturing and key distribution sites, and achieving carbon neutrality in all manufacturing and key distribution sites by 2030. In recognition of our progress toward these goals and our other social and environmental policies, we were selected for inclusion in the Dow Jones Sustainability Index North America (DJSI) for the fourth consecutive year. The DJSI is composed of sustainability leaders identified by the S&P based on performance across long-term environmental, social and governance and economic criteria.
In furtherance of our commitment to corporate responsibility, our Annual Bonus Plan (as defined below) includes an Environmental, Social, and Governance (ESG) scorecard, designed to incentivize Company-wide progress toward Diversity, Equity, and Inclusion (DE&I), Engagement, and Environmental goals. The ESG scorecard allows our Chief Executive Officer and the Compensation Committee to consider progress toward these goals as a factor in making total bonus pool funding decisions.
For more information, please see our performance report available at https://www.bostonscientific.com/performancereport. This report and other information on our website are not incorporated by reference into and do not form any part of this Proxy Statement.

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Meetings and Board Committees
Board Meetings and Director Attendance
The Board met seven times in 2023. In 2023, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board of Directors on which the director served (during the periods that he or she served). Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders. At our 2023 Annual Meeting of Stockholders, all of our then-serving directors were in attendance.
Executive Sessions
Directors who qualify as independent directors within the meaning of the NYSE Corporate Governance Standards meet in executive session without management at every regularly scheduled Board meeting and at such other times as they deem appropriate. In 2023, our independent directors met in executive session without non-independent directors five times. The Chairman of the Board, if independent, or the Lead Independent Director, if the Chairman of the Board is not independent, will preside at executive sessions of independent directors. In his or her absence, the Chair of the Nominating and Governance Committee presides at these executive sessions, and, in his or her absence, the Chair of the Audit Committee presides.
Committees of the Board
Our Board currently has the following standing committees: Audit, Compensation Committee, Nominating and Governance, and Risk. All of the members of the Audit Committee, Compensation Committee, and Nominating and Governance Committee meet the applicable independence requirements of the NYSE and the SEC. Our Board also establishes special committees from time to time to address specific issues or discrete matters as the need arises.
Each of our standing committees is governed by a written charter that is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Board Committee Membership
As of March 8, 2024, our Board Committee membership was as follows:

	Audit	Executive Compensation and Human Resources	Nominating and Governance	Risk
Nelda J. Connors(1)
Charles J. Dockendorff
Yoshiaki Fujimori(1)
Edward J. Ludwig
Michael F. Mahoney
Jessica L. Mega
Susan E. Morano
David J. Roux(1)
John E. Sununu
David S. Wichmann
Ellen M. Zane

Chair	Member
(1)Effective April 1, 2024, Mr. Fujimori will replace Ms. Connors as Chair of the Risk Committee, and will no longer serve on the Compensation Committee. Ms. Connors and Mr. Roux will remain in their roles as directors of the Company until their resignation becomes effective on the day of the Annual Meeting.

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Meetings and Board Committees

Audit Committee Members: David S. Wichmann (Chair) Charles J. Dockendorff Susan E. Morano David J. Roux John E. Sununu Number of Meetings in Fiscal 2023: 10
Each member meets the independence requirements of the NYSE and the SEC. The Board has also determined that each of Ms. Morano and Messrs. Wichmann, Dockendorff, Roux and Sununu, is an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.
Functions:
As outlined in its written charter, the primary purpose of the Audit Committee is to provide oversight of our accounting and financial reporting processes and audits of our financial statements, as well as of our global compliance program, including matters related to compliance with financial, legal and regulatory requirements. The Audit Committee has responsibility to, among other things:
•provide assistance to our Board in the areas of corporate accounting, internal control, independent audit and reporting practices;
•maintain, by way of regularly scheduled meetings, a direct line of communication among our directors, management, our internal auditors and our independent registered public accounting firm;
•appoint our independent registered public accounting firm, evaluate its qualifications, independence and performance, and review its reports and other services, and has the right to terminate our independent registered public accounting firm;
•pre-approve audit, audit-related and non-audit services performed for us by our independent registered public accounting firm; and
•assist the Board in its oversight of financial, legal and regulatory compliance, including financial reporting, internal controls and financial risk exposure to the Company resulting from legal and regulatory compliance matters, and all other areas of compliance.
The Audit Committee Report can be found on page 116 of this Proxy Statement.

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Meetings and Board Committees

Executive Compensation and Human Resources Committee Members: Ellen M. Zane (Chair) Nelda J. Connors Yoshiaki Fujimori Edward J. Ludwig Jessica L. Mega Number of Meetings in Fiscal 2023: 5
The Executive Compensation and Human Resources Committee (Compensation Committee) is, and was during 2023, composed exclusively of “independent directors,” as defined by the NYSE, including under the heightened independence standards applicable to compensation committee members and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
Functions:
As outlined in its written charter, the Compensation Committee has the responsibility to, among other things:
•review recommendations and determine the corporate goals and objectives relative to the Chief Executive Officer’s compensation and evaluate the Chief Executive Officer’s performance against those goals and objectives;
•determine and approve our Chief Executive Officer’s compensation;
•review, oversee and determine (or make recommendations to the Board regarding) the total compensation package for our other executive officers;
•review and approve all new employment, consulting, retirement, severance and change in control agreements, indemnification agreements and other arrangements proposed for our executive officers, except for employment agreements with the Chief Executive Officer or Chief Financial Officer, with respect to which it shall review and make recommendations to the Board, and periodically review and evaluate these arrangements for continuing appropriateness;
•review and make recommendations to the Board regarding the compensation of our non-employee directors;
•adopt and periodically review a comprehensive statement of executive compensation philosophy, strategy and principles;
•develop and monitor compliance with one or more policies for the recovery or clawback of erroneously paid compensation, including determining the extent, if any, to which incentive-based compensation of any current or former executives should be recouped or forfeited;
•review and discuss with management how the Company’s compensation policies and programs for all of its employees may create incentives that can affect risk and the management of that risk, as well as whether the Company’s compensation programs are appropriately aligned with the Company’s risk management; and
•exercise oversight responsibility for human capital management matters, such as compensation, engagement, diversity and inclusion, talent recruitment and development, pay equity and company culture.
The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee, as it deems appropriate and in accordance with applicable laws and regulations. The Compensation Committee has delegated authority to our Chief Executive Officer to make equity grants to new hires and retention awards to existing employees who are not executive officers within predetermined guidelines. These grants are reported to the Compensation Committee at its next regularly scheduled meeting. The Compensation Committee may also delegate to the Executive Vice President, Human Resources, authority to make amendments to the Company’s benefit plans and Employee Stock Purchase Plan that he or she determines to be necessary to maintain compliance with applicable law and to make other technical amendments that do not materially increase the cost of the plans to the Company.

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Meetings and Board Committees

Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Compensation Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention. Prior to any such retention, and on an annual basis, the Compensation Committee considers any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in the NYSE Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor. Semler Brossy Consulting Group, LLC (Semler Brossy) served as the Compensation Committee’s independent compensation consultant in 2023 . During 2023, the Compensation Committee instructed Semler Brossy to provide the following compensation services:
•review and recommend the peer group of companies used in evaluating executive and director compensation;
•provide information and commentary on executive and director compensation market trends;
•collect and analyze market pay data on director and executive compensation;
•review and provide commentary and recommendations on our executive and director compensation arrangements in comparison to market; and
•review and provide commentary on our proxy disclosures and management proposals concerning executive pay.
For additional information regarding the services provided by Semler Brossy, please see the Compensation Discussion & Analysis section.
In 2023, Semler Brossy and its affiliates did not provide additional services to the Company other than at the request of the Compensation Committee. After review and consultation with Semler Brossy, the Compensation Committee determined that Semler Brossy is independent, and there is no conflict of interest resulting from retaining Semler Brossy currently or during 2023. In reaching these conclusions, the Compensation Committee considered the factors set forth in the SEC rules and the NYSE listing standards.
In accordance with its annual review of its compensation consultant engagement, the Compensation Committee will evaluate the engagement of Semler Brossy in May 2024.
The Compensation Committee Report can be found on page 77 of this Proxy Statement.

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Meetings and Board Committees

Nominating and Governance Committee Members: John E. Sununu (Chair) Edward J. Ludwig Susan E. Morano David J. Roux Ellen M. Zane Number of Meetings in Fiscal 2023: 4
Each member is a non-employee director and meets the independence requirements of the NYSE.
Functions:
As outlined in its written charter, the Nominating and Governance Committee has responsibility to, among other things:
•recommend nominees for election and re-election to the Board;
•ensure Board nominees are qualified and consistent with our needs;
•monitor significant developments in the law and practice of corporate governance for directors of public companies;
•recommend Board committee assignments;
•review and recommend Board policies and procedures;
•review political contributions made by the Company;
•monitor compliance with our stock ownership guidelines and with our related party transactions and board service policies;
•oversee the Board and each committee of the Board in their annual performance self-evaluations;
•recommend to the Board candidates for Chair and Chief Executive Officer;
•review and assess a succession plan for the Chief Executive Officer; and
•monitor developments and oversee the Company’s practices and policies related to sustainability, environmental and social issues, and other matters impacting the Company’s standing as a responsible corporate citizen.
The Nominating and Governance Committee is also responsible for reviewing with the Board, on an annual basis, the current size, structure and composition of the Board as a whole, and whether the Company is being well served by the current directors taking into account the following: the directors’ degree of independence; business background, including any areas of particular expertise, such as accounting or related financial management expertise, marketing or technology; record of service (for incumbent directors), including attendance record and meeting preparation; overall contribution to the Board; employment status; gender; race/ethnicity; years of experience; availability for service to us; and our anticipated needs based on our strategy and goals and the current business environment.
For information on the nomination process conducted by the Nominating and Governance Committee and our policies regarding stockholder nominations of directors, please see the Corporate Governance section titled “Director Nomination Process” on page 28.

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Meetings and Board Committees

Risk Committee Members: Nelda J. Connors (Chair) Charles J. Dockendorff Jessica L. Mega David S. Wichmann Number of Meetings in Fiscal 2023: 4
Functions:
As outlined in its written charter, the Risk Committee is charged with providing Board oversight of matters relating to: (i) the enterprise-wide approach to risk management; (ii) regulatory compliance; (iii) the quality and safety of our products; and (iv) our insurance program.
The Risk Committee has responsibility to, among other things:
•review our guidelines, processes and policies to monitor, assess, evaluate and manage risk;
•review regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments, which are each integrated with enterprise-risk exposures;
•review, at least annually, the significant non-financial compliance matters, including significant legal or regulatory compliance risks;
•review the adequacy and effectiveness of our strategies and practices with respect to (i) compliance with laws and regulations administered by applicable state, local and foreign agencies, (ii) the safety and quality of our products, and (iii) other material aspects of our quality and compliance functions, including our Code of Conduct;
•conduct periodic review of reports regarding significant compliance matters from the senior executives in charge of our internal quality program and compliance functions, including (i) our efforts to comply with key mandates of applicable state, local and foreign agencies, and (ii) the results of quality and quality system assessments;
•stay informed of major regulatory changes both domestically and internationally to ensure we are poised to meet new standards;
•periodically review our cybersecurity and data privacy programs and make recommendations to the Board and management, as necessary;
•periodically review our business continuity and resiliency plans and make recommendations to the Board and management, as necessary; and
•annually review our insurance programs and make recommendations to the Board when appropriate.

Compensation Committee Interlocks and
Insider Participation
From January 1, 2023 through March 31, 2023, the members of our Compensation Committee were Donna James (who retired from the Board effective May 4, 2023), Ms. Connors, and Messrs. Fujimori and Ludwig. Other than Dr. Mega (who joined the Board and the Compensation Committee in June 2023), from April 1, 2023 through December 31, 2023, the members of the Compensation Committee were Mmes. Connors(1) and Zane and Messrs. Fujimori and Ludwig. None of these Compensation Committee members is or has ever been an officer or employee of the Company. During 2023, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2023, none of our executive officers served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.
(1)Ms. Connors will retire from the Board effective May 2, 2024.

2024 Proxy Statement	39

Director Compensation
Elements and Level of Director Compensation
The Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors at least annually and recommends changes to our Board when appropriate. Non-employee directors receive a combination of cash and equity compensation for their service on our Board. To determine the level of compensation for 2023, the Compensation Committee relied on the consulting services of Semler Brossy, as well as publicly available data describing director compensation in our peer group companies, to establish an appropriate and competitive level of compensation. The Compensation Committee generally aims to provide a level of compensation that is competitive with the median of peer and other similar companies. The Compensation Committee also took into consideration the significant amount of time and dedication required by our directors to fulfill their duties on our Board and Board committees as well as the need to continue to attract highly qualified candidates to serve on our Board. Our non-employee director compensation is set forth below.
Non-Employee Directors
2023 Compensation
For their service for the annual term beginning on the date of the 2023 Annual Meeting of Stockholders, the non-employee director compensation program is described below and in the following sections:
•an annual cash retainer of $115,000;
•an annual grant of equity with a value of $205,000;
•an annual cash fee of $20,000 for the Chair of each of our Board Committees, other than the Chair of our Audit Committee;
•an annual cash fee of $25,000 for the Chair of our Audit Committee; and
•an annual cash fee of $40,000 to our Lead Independent Director.
The annual equity grants are made on the date of each annual meeting of stockholders. If a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, an equity grant in an amount equal to the then-current non-employee director annual award, prorated for the period from the effective date of the appointment to the next annual meeting of stockholders, is made on the first trading day of the month following the month in which the new director was appointed to the Board. Such awards made to new non-employee directors become free from restriction upon the expiration of the new director’s current term of office on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term. Additionally, if a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, the annual cash retainer for such director will be prorated for the time period from the effective date of the appointment to the next annual meeting of stockholders.
Cash Compensation
Each non-employee director receives the annual cash retainer and fees on a quarterly basis. For 2023, each non-employee director could elect to receive all or a portion of his or her cash compensation as one or both of two equity alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferral of restricted stock units, valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan of the Company, effective January 1, 2014, as amended and restated effective January 1, 2023 (Non-Employee Director Deferred Compensation Plan)). Each non-employee director could also choose to defer receipt of all or a portion of his or her annual cash compensation under the Non-Employee Director Deferred Compensation Plan, as described further below.

40

Director Compensation
Equity Compensation
The annual equity grants are made on the date of each annual meeting of stockholders and are subject to the terms and conditions of our Amended and Restated 2011 Long-Term Incentive Plan (2011 LTIP). In 2023, each non-employee director could elect to receive his or her annual equity award as one or both of the following two equity compensation alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferral of restricted stock units valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan). Under the 2011 LTIP, non-employee directors may not receive more than $600,000 in cash and equity compensation in the aggregate during a calendar year.
Employee Directors
Directors who are also employees of the Company receive no compensation for serving on the Board or Board committees. Accordingly, Mr. Mahoney did not receive any compensation related to his services as a director in 2023. For a description of compensation paid to Mr. Mahoney in 2023 in his role as President and Chief Executive Officer, please see the Compensation Discussion & Analysis and the Executive Compensation sections in this Proxy Statement.
Other Payments and Benefits
We pay for, or reimburse our directors for, transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. Our corporate aircraft is made available to our directors for certain travel to and from our Board meetings, as well as for certain other Company business travel. We also extend directors’ and officers’ indemnity insurance coverage to each of our directors.
Non-Employee Director Deferred Compensation Plan
Each non-employee director may, by written election, defer receipt of all or a portion of the annual cash retainer, annual cash committee chair fees and equity compensation under our Non-Employee Director Deferred Compensation Plan. Eligible directors may elect to defer payment of all or a portion of their cash and equity compensation, in increments of 25%, as deferred restricted stock units, to be released upon a director’s separation from Board service.
Director Stock Ownership Guidelines
We believe the stock ownership requirements for our non-employee directors align the interests of our directors with the long-term interests of our stockholders. Our director stock ownership guidelines provide that each non-employee director should own shares with a value equal to at least five times the current annual cash retainer amount within five years of joining the Board. For purposes of satisfying this obligation, restricted stock units (whether or not vested), common stock, or restricted stock unit deferrals under a Company deferred compensation plan may be included in the aggregate number of shares held by a director. All of our non-employee directors either currently meet our director stock ownership guidelines or we expect that they will meet the guidelines within five years of becoming a director. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. For information regarding the stock ownership guidelines applicable to our Chairman and Chief Executive Officer, please see the Compensation Discussion & Analysis section titled “Executive Stock Ownership Guidelines,” starting on page 75 of this Proxy Statement.

2024 Proxy Statement	41

Director Compensation
Director Compensation Table
The table below summarizes the compensation paid or earned by our non-employee directors for the year ended December 31, 2023.

Name(1)	Fees Earned or Paid in Cash ($)(2)(3)	Stock Awards ($)(2)(4)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(6)	Total ($)
Nelda J. Connors	130,000	205,000	5,222	340,222
Charles J. Dockendorff	121,250	205,000	—	326,250
Yoshiaki Fujimori	115,000	205,000	—	320,000
Donna A. James(7)	43,333	—	—	43,333
Edward J. Ludwig	155,000	205,000	—	360,000
Jessica L. Mega(8)	59,233	174,000	—	233,233
Susan E. Morano(8)	59,233	174,000	—	233,233
David J. Roux	120,000	205,000	—	325,000
John E. Sununu	135,000	205,000	—	340,000
David S. Wichmann	133,750	205,000	—	338,750
Ellen M. Zane	130,000	205,000	—	335,000
(1)Mr. Mahoney, the Chairman of our Board, President and Chief Executive Officer, is not included in this table because Mr. Mahoney did not receive any compensation for his services as a director in 2023. His compensation as an executive of the Company is discussed in the Compensation Discussion & Analysis and Executive Compensation sections of this Proxy Statement.
(2)The “Stock Awards” column and, to the extent a director received equity in lieu of cash compensation, the “Fees Earned or Paid in Cash” column, present the grant date fair value (and the notes below present the individual grant date fair values, both rounded to the nearest thousand) of each director’s equity award computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation. For a description of the assumptions used for purposes of determining grant date fair value, please see Note K—Stock Incentive and Purchase Plans to our consolidated financial statements included in Item 8 — Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)For the term beginning after the 2023 Annual Meeting of Stockholders, Mr. Ludwig elected to receive his cash retainer and fees as equity in the form of deferred restricted stock units. Ms. Morano elected to receive 50% of her cash retainer and fees as equity for the portion of the term following her appointment to the Board in June 2023, divided evenly between deferred restricted stock units, which will be released upon separation from the Board, and a restricted stock award, which will vest on the day of the 2024 Annual Meeting. Mr. Wichmann elected to receive his Chair position fees in connection with his appointment in April 2023 as Chair of the Audit Committee in the form of restricted stock, which award was granted to him in April 2023 and vested on the day of the 2023 Annual Meeting of Stockholders. Information about the equity grants described in this footnote are included in the following table.

Name	Equity Award Type	Grant Date	Number of Units(#)	Grant Date Fair Value($)	Vesting Date
Edward J. Ludwig	Deferred Restricted Stock Unit	May 4, 2023	2,984	155,000	May 2, 2024
Susan E. Morano	Deferred Restricted Stock Unit	July 3, 2023	456	24,000	May 2, 2024
	Restricted Stock Award	July 3, 2023	456	24,000	May 2, 2024
David S. Wichmann	Restricted Stock Award	April 3, 2023	41	2,000	May 4, 2023
(4)Each non-employee director elected at our 2023 Annual Meeting of Stockholders was granted an equity award with a value of $205,000. For each director who elected to receive a restricted stock award, the restricted stock award vests on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continued service during such term. For each director who elected to receive deferred restricted stock units, the deferred restricted stock units vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to continued service during such term, and vested shares of stock will be issued to the director upon his or her separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan. The awards to Dr. Mega and Ms. Morano each represent the annual equity award for the 2023 term prorated for the period from the effective date of their appointments to the date of the Annual Meeting.

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Director Compensation
The following table reports annual equity awards granted to our non-employee directors during 2023:

Name	Equity Award-Type	Grant Date	Number of Shares/Units (#)	Grant Date Fair Value ($)	Vesting Date
Nelda J. Connors	Restricted Stock Award	May 4, 2023	3,946	205,000	May 2, 2024
Charles J. Dockendorff	Restricted Stock Award	May 4, 2023	3,946	205,000	May 2, 2024
Yoshiaki Fujimori	Deferred Restricted Stock Units	May 4, 2023	3,946	205,000	May 2, 2024
Edward J. Ludwig	Deferred Restricted Stock Units	May 4, 2023	3,946	205,000	May 2, 2024
Jessica L. Mega	Restricted Stock Award	July 3, 2023	3,253	174,000	May 2, 2024
Susan E. Morano	Deferred Restricted Stock Units	July 3, 2023	1,626	87,000	May 2, 2024
	Restricted Stock Award	July 3, 2023	1,626	87,000	May 2, 2024
David J. Roux	Restricted Stock Award	May 4, 2023	3,946	205,000	May 2, 2024
John E. Sununu	Restricted Stock Award	May 4, 2023	3,946	205,000	May 2, 2024
David S. Wichmann	Restricted Stock Award	May 4, 2023	3,946	205,000	May 2, 2024
Ellen M. Zane	Restricted Stock Award	May 4, 2023	3,946	205,000	May 2, 2024
The following table reports the outstanding Restricted Stock and Deferred Restricted Stock Units held by our non-employee directors at December 31, 2023:

Name	Outstanding Restricted Stock	Outstanding Deferred Restricted Stock Units
Nelda J. Connors	3,946	77,569
Charles J. Dockendorff	3,946	—
Yoshiaki Fujimori	—	36,697
Edward J. Ludwig	—	44,366
Jessica L. Mega	3,253	—
Susan E. Morano	2,082	2,082
David J. Roux	3,946	—
John E. Sununu	3,946	81,757
David S. Wichmann	3,946	6,389
Ellen M. Zane	3,946	—
For more information on the beneficial ownership of our directors, please see the section titled “Certain Beneficial Ownership Matters.”
(5)The outstanding, unexercised stock options as of December 31, 2023, pursuant to stock option awards previously granted to non-employee directors, all of which have vested, are shown below and will expire May 5, 2025.

Name	Outstanding Stock Options
Edward J. Ludwig	16,818
(6)The amounts in this column represent the “above-market” portion of 2023 earnings under the interest crediting investment option available under the Non-Employee Director Deferred Compensation Plan. The interest rate used under the plan each year is the Moody’s Composite Yield on Seasoned Corporate Bonds for the month of September of the preceding year. For 2023, the interest rate used under the plan was 5.18%, the Moody’s rate in September 2022. Under SEC rules, interest on non-qualified deferred compensation is considered “above-market” if the interest rate exceeds 120% of the federal long-term interest rate, with compounding at the rate that corresponds most closely to the rate under the plan, at the time the interest rate or formula is set. For 2023, 120% of the applicable federal long-term interest rate was 3.77%.
(7)Ms. James did not stand for reelection to our Board at our May 4, 2023 Annual Meeting of Stockholders when her term ended.
(8)Dr. Mega and Ms. Morano joined our Board in June 2023, and compensation for their service during the term reflects proration from the effective date of her appointment until the date of the next annual meeting.

2024 Proxy Statement	43

Our Executive Officers
Below we provide biographical information for each of our Executive Officers other than Mr. Mahoney, whose biographical information is presented in Proposal 1: Election of Directors.

Daniel J. Brennan Executive Vice President and Chief Financial Officer
Mr. Brennan, age 58, is our Executive Vice President and Chief Financial Officer, a position he has held since January 2014. In this role, he is responsible for several Company functions, including Global Controllership, Global Internal Audit, Corporate Finance, Treasury, Corporate Tax, Investor Relations, and Corporate Business Development. Prior to that, he was the Company’s Senior Vice President and Corporate Controller, a role he served in from January 2010 to January 2014. Since joining the Company in December 1996, Mr. Brennan has held roles with increasing responsibilities, including Vice President and Assistant Corporate Controller, Vice President of Finance for Worldwide Financial and Strategic Planning, Investor Relations, International Finance and Cardiovascular, Group Controller of the Non-Vascular Business and Controller of the Meditech Vascular business. Mr. Brennan is the Co-Chair of our Global Council for Inclusion. He holds a B.S. degree in Finance and Investments and an M.B.A. from Babson College. Mr. Brennan is also a certified public accountant. He is currently a member of the board of directors of Waters Corporation, a publicly-traded analytical laboratory instrument and software company, and a former board member of Nuance Communications and Overseers of Babson College.

Vance R. Brown Senior Vice President, General Counsel, Corporate Secretary
Mr. Brown, age 54, is our Senior Vice President, General Counsel and Corporate Secretary, a position he has held since June 2021. In this role, he is responsible for providing global legal leadership across all of our businesses, regions and functions, and for overseeing the Company’s global compliance function. Prior to this role, Mr. Brown served as our Vice President, Chief Corporate Counsel and Assistant Secretary, a position he held from 2010 to June 2021. In that role, he was responsible for leadership and oversight over our international legal teams and various corporate legal functions, including mergers and acquisitions, venture capital, corporate governance and securities. Prior to that, Mr. Brown held a variety of legal and compliance roles of increasing responsibility for the Company. Mr. Brown is a member of our Global Council for Inclusion. Before joining the Company, he was an attorney with Skadden, Arps, Slate, Meagher and Flom. He earned his B.A. from University of Western Ontario and his J.D. from Harvard Law School.

Arthur C. Butcher Executive Vice President and Group President, MedSurg and Asia Pacific
Mr. Butcher, age 53, is our Executive Vice President and Group President, MedSurg and Asia Pacific, a position he has held since May 2022. In this role, he is responsible for oversight of Asia Pacific, as well as our Urology, Endoscopy and Neuromodulation businesses. Prior to his current role, Mr. Butcher served as our Executive Vice President and President, Asia Pacific from February 2020 to May 2022, and was responsible for commercialization of our full portfolio of products across all divisions in the Asia Pacific region. Previously, Mr. Butcher served as our Senior Vice President and President, Endoscopy, a position he held from July 2016 until February 2020. In this role, he was responsible for developing and bringing to market less invasive devices for treating gastrointestinal and pulmonary conditions. He also served as Vice President & General Manager, Japan Endoscopy from August 2014 to June 2016. Mr. Butcher has held a variety of marketing and strategic planning management positions within the Endoscopy and Urology businesses, including Vice President of Global Marketing, Endoscopy Division from April 2011 to August 2014, and Vice President of New Business Development and Strategic Planning, Urology & Women’s Health. Since joining the Company in 1997, Mr. Butcher has held management roles with increasing responsibility and has deep experience across divisions. Mr. Butcher is a member of our Global Council for Inclusion and a member of the board of directors of Acotec Scientific, a publicly traded Chinese medical device company. He holds a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from Columbia University.

44

Our Executive Officers

Wendy Carruthers Executive Vice President, Human Resources
Ms. Carruthers, age 55, is our Executive Vice President, Human Resources, a position she has held since February 2022. In this role, she is responsible for overseeing the Company’s human resources activities globally, including human resources operations and services, total rewards, talent management, diversity and inclusion and community engagement. Prior to her current role, Ms. Carruthers served as Senior Vice President, Human Resources from December 2012 until February 2022, the Head of Human Resources on an interim basis from August 2012 to November 2012, as well as our Vice President of Global Talent Management from January 2011 to November 2012. Ms. Carruthers has been with the Company since 2004 and has held various positions such as, Vice President of Human Resources for our Europe, Middle East and Africa region; Vice President of Human Resources for Europe and Director of Human Resources for Europe. Ms. Carruthers serves as a Co-Chair of our Global Council for Inclusion. Prior to joining the Company, Ms. Carruthers was Vice President of Human Resources, Europe for Cable & Wireless. Ms. Carruthers holds a B.A. First Class Honors Degree in Modern Languages from the University of Salford and is a Fellow of the Chartered Institute of Personnel and Development. She serves on the board of directors of Envista Holdings Corporation, a publicly traded dental manufacturing and marketing company, the Boston Scientific Foundation, and the Greater Boston Food Bank Emeriti Board.

Joseph M. Fitzgerald Executive Vice President and Group President, Cardiology
Mr. Fitzgerald, age 60, is our Executive Vice President and Group President, Cardiology, a position he has held since May 2022. In this role, he is responsible for developing and bringing to market rhythm management technologies and innovative solutions that diagnose and treat coronary artery disease and structural heart disorders. He previously served as Executive Vice President and President, Cardiology from January 2022 to April 2022, Executive Vice President and President, Interventional Cardiology, from July 2020 to January 2022, Executive Vice President and President, Rhythm Management from February 2014 until July 2020, and Senior Vice President and President, Cardiac Rhythm Management from July 2011 until February 2014. Prior to that, he was Senior Vice President and President, Endovascular from February 2010 until July 2011 and President and General Manager of Peripheral Interventions and President of Electrophysiology. Mr. Fitzgerald held a variety of management positions in our Neurovascular and Peripheral Interventions businesses. These included numerous regional and divisional sales management assignments up to and including his roles as Vice President, Global Marketing for the Neurovascular business and Vice President of U.S. sales for the Neurovascular business. Mr. Fitzgerald is a member of our Global Council for Inclusion and is executive sponsor of our EmpowHER employee resource group. Prior to joining the Company in 1990 as a sales representative, Mr. Fitzgerald was with Anheuser Busch, Inc., where he held a variety of sales, marketing and training assignments. Mr. Fitzgerald holds a B.S. in Business from Indiana University and an M.B.A. from Southern Illinois University with a concentration in Marketing and Finance.

2024 Proxy Statement	45

Our Executive Officers

Jeffrey B. Mirviss Executive Vice President and President, Peripheral Interventions
Mr. Mirviss, age 58, is our Executive Vice President and President, Peripheral Interventions, a position he has held since February 2020. In this role, he is responsible for developing and bringing to market innovative solutions for treating patients with arterial and venous system blockages and cancer. In addition, Mr. Mirviss oversees our Latin America, Canada, and Government Affairs teams. Prior to his current role, he was our Senior Vice President and President, Peripheral Interventions, from January 2013 until January 2020, and President, Peripheral Interventions, from July 2011 to January 2013. Mr. Mirviss has more than 31 years of experience in medical device and pharmaceutical general management, marketing and sales. Since joining the Company in 1997, Mr. Mirviss has also served as our Vice President, Group Global Marketing, Cardiology, Rhythm and Vascular and Vice President, Global Cardiology Marketing. Mr. Mirviss is a member of our Global Council for Inclusion and is the executive sponsor of our BRIDGE employee resource group, an organization dedicated to recruitment, development, and retention of Black employees. Prior to joining the Company, Mr. Mirviss worked for companies ranging in size from a pre‐revenue, venture‐backed, medical device startup to Dow 30 companies. He holds a bachelor degree from the University of Minnesota and an M.B.A. from the University of St. Thomas.

John Bradley Sorenson Executive Vice President, Global Operations
Mr. Sorenson, age 56, is our Executive Vice President, Global Operations, a position he has held since May 2022. In this role, he is responsible for oversight of Global Supply Chain, Quality and Regulatory Affairs, Global Enterprise Excellence, Information Technology, Security, Corporate Research and Development, Aviation, Global Facilities, Real Estate and Environmental Health and Safety. Prior to his current role, he served as Senior Vice President, Manufacturing and Supply, later changed to Senior Vice President, Global Supply Chain, from November 2014 to May 2022. In this role he was responsible for global manufacturing and distribution of our products. Mr. Sorenson has held a variety of operations positions at the Company, supporting the Cardiac Rhythm Management, Neuromodulation, Interventional Cardiology, Peripheral Interventions and Structural Heart businesses and has more than 20 years of medical device manufacturing experience. He is a member of our Global Council for Inclusion and serves as the executive sponsor for our Young Professionals Network employee resource group. Before joining the Company, he was president and chief operating officer of QRS Diagnostic and held manufacturing management positions at Federal Cartridge. Mr. Sorenson earned a B.A. in Economics from Gustavus Adolphus College and an M.B.A. from the University of Minnesota.

Eric Thépaut Executive Vice President and President, Europe, Middle East and Africa
Mr. Thépaut, age 62, is our Executive Vice President and President, Europe, Middle East and Africa, a position he has held since February 2020. Prior to his current role, he was Senior Vice President and President, Europe, Middle East and Africa from December 2017 to January 2020, and Senior Vice President and President, Europe from January 2015 to December 2017. He also served as Vice President, Interventional Cardiology & Structural Heart, Europe from December 2012 to December 2015. He joined Boston Scientific Europe in 1996 as a business finance manager and earned roles of increasing responsibility in marketing and finance including Vice President, Finance, Europe, General Manager and Vice President, France, and General Manager and Vice President of the France Group, comprised of France, Benelux and Middle East North Africa. Mr. Thépaut is a member of our Global Council for Inclusion. Before joining the Company, Mr. Thépaut held management positions in Treasury Operations and Auditing at Nestlé and Financial Planning and Analysis at Apple, Inc. (then Apple Computer, Inc.). Mr. Thépaut earned his M.B.A. at Paris Dauphine University.

46

Certain Beneficial Ownership Matters
Security Ownership of Principal Stockholders
Set forth below are stockholders known by us to be the beneficial owner of more than 5% of our common stock, $0.01 par value, as of March 8, 2024. As of March 8, 2024, there were 1,469,895,391 shares of our common stock outstanding.

Name and Address	Number of Shares Beneficially Owned		Percent of Shares Outstanding
FMR LLC/Abigail P. Johnson 245 Summer Street, Boston, MA 02210	139,602,739	(1)	9.50%
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	127,036,665	(2)	8.64%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	125,449,595	(3)	8.53%
(1)Based solely on an amendment to Schedule 13G filed with the SEC on February 9, 2024. As of December 29, 2023, FMR LLC reported sole voting power with respect to 131,472,153 shares and each of FMR LLC and Abigail P. Johnson reported sole dispositive power with respect to 139,602,739 shares. FMR and Ms. Johnson each reported that they did not possess shared voting or dispositive power over any shares.
(2)Based solely on an amendment to Schedule 13G filed with the SEC on January 25, 2024. As of December 29, 2023, BlackRock reported sole voting power with respect to 113,711,842 shares and sole dispositive power with respect to 127,036,665 shares. BlackRock reported that it did not possess shared voting or dispositive power over any shares.
(3)Based solely on an amendment to Schedule 13G filed with the SEC on February 13, 2024. As of December 29, 2023, The Vanguard Group reported shared voting power with respect to 1,826,242 shares, sole dispositive power with respect to 119,279,981 shares and shared dispositive power with respect to 6,169,614 shares.

2024 Proxy Statement	47

Certain Beneficial Ownership Matters
Security Ownership of Directors and Executive Officers
The following table shows, as of March 8, 2024, the amount of our common stock beneficially owned by:
•our directors and director nominees;
•our executive officers named in the Summary Compensation Table; and
•all of our directors and executive officers as a group.
“Beneficial ownership” includes those shares of our common stock the reporting person has the power to vote or transfer, stock options that are currently exercisable or exercisable within 60 days, and deferred restricted stock units that may vest within 60 days. Unless otherwise indicated, the persons named below have sole voting and investment power over the shares listed.

Name	Number of Shares Beneficially Owned	Percent of Shares Outstanding
Nelda J. Connors(1)	113,638	*
Charles J. Dockendorff(2)	63,948	*
Yoshiaki Fujimori(3)	36,697	*
Edward J. Ludwig(4)	88,628	*
Jessica L. Mega(5)	3,253	*
Susan E. Morano(6)	4,164	*
David J. Roux(7)	73,591	*
John E. Sununu(8)	131,498	*
David S. Wichmann(9)	42,989	*
Ellen M. Zane(10)	45,629	*
Michael F. Mahoney(11)	3,768,908	*
Daniel J. Brennan(12)	653,037	*
Arthur Butcher(13)	234,262	*
Joseph M. Fitzgerald(14)	987,202	*
Jeffrey B. Mirviss(15)	333,692	*
All directors and executive officers as a group (19 persons)(16)	7,322,399	*
*    Reflects beneficial ownership of less than one percent (1%) of our outstanding common stock.
(1)Ms. Connors’ beneficial ownership includes (i) 3,946 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting; (ii) 27,246 shares of common stock held in the Nelda J. Connors Trust, of which she is the sole trustee; and (iii) 77,569 deferred restricted stock units deferred pursuant to our Non Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan.
(2)Mr. Dockendorff’s beneficial ownership includes (i) 3,946 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; (ii) 17,380 shares of common stock held in the Charles J. Dockendorff 2020 Trust, of which he is a joint trustee; and (iii) 42,622 shares of common stock held in his spouse’s revocable trust, of which he is a joint trustee but not a beneficiary.
(3)Mr. Fujimori’s beneficial ownership includes 36,697 shares of deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(4)Mr. Ludwig’s beneficial ownership includes (i) 44,366 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan as to the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan; and (ii) 9,818 shares of common stock subject to stock options exercisable within 60 days of March 8, 2024.

48

Certain Beneficial Ownership Matters
(5)Dr. Mega’s beneficial ownership includes 3,253 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(6)Ms. Morano’s beneficial ownership includes (i) 2,082 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 2,082 shares of deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan.
(7)Mr. Roux’s beneficial ownership includes 3,946 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(8)Mr. Sununu’s beneficial ownership includes (i) 3,946 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 81,757 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(9)Mr. Wichmann’s beneficial ownership includes (i) 3,946 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 6,389 deferred restricted stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(10)Ms. Zane’s beneficial ownership includes 3,946 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(11)Mr. Mahoney’s beneficial ownership includes 1,852,997 shares of common stock subject to stock options exercisable within 60 days of March 8, 2024. Mr. Mahoney’s total also includes: (i) 65,788 shares of common stock held by a charitable foundation, over which Mr. Mahoney shares investment and voting power; and (ii) 176,245 shares of common stock indirectly held in a revocable trust, of which he is a joint trustee with his spouse.
(12)Mr. Brennan’s beneficial ownership includes 381,495 shares of common stock subject to stock options exercisable within 60 days of March 8, 2024.
(13)Mr. Butcher’s beneficial ownership includes 200,684 shares of commons stock subject to stock options exercisable within 60 days of March 8, 2024 and 2,540 shares held in his 401(k) Plan account.
(14)Mr. Fitzgerald’s beneficial ownership includes 789,441 shares of common stock subject to stock options exercisable within 60 days of March 8, 2024 and 4,894 shares of common stock held by his children, as to which Mr. Fitzgerald disclaims beneficial ownership.
(15)Mr. Mirviss’s beneficial ownership includes 261,088 shares of common stock subject to stock options exercisable within 60 days of March 8, 2024.
(16)This amount includes 4,064,409 shares of common stock subject to stock options exercisable within 60 days of March 8, 2024 and 2,540 shares held in the 401(k) Plan accounts of our executive officers. Please refer to footnotes 1 through 15 above for additional details regarding the holdings of our directors, our director nominees and our NEOs.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our common stock to file with the SEC reports of their ownership of our common stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in 2023. In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.

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Compensation Discussion & Analysis
This compensation discussion and analysis section describes material elements of our 2023 compensation program for our named executive officers (NEOs), which includes our Chief Executive Officer (CEO), our Chief Financial Officer (CFO), and our three other most highly-compensated executive officers. NEOs for the year ended December 31, 2023 were as follows:

Michael F. Mahoney	Chairman of the Board, President and Chief Executive Officer
Daniel J. Brennan	Executive Vice President and Chief Financial Officer
Arthur C. Butcher	Executive Vice President and Group President, MedSurg and Asia Pacific
Joseph M. Fitzgerald	Executive Vice President and Group President, Cardiology
Jeffrey B. Mirviss	Executive Vice President and President, Peripheral Interventions
Executive Summary
Strategic Imperatives Linked to 2023 Executive Compensation
During 2023, our management team continued to execute our strategy of category leadership, innovation and investing in our capabilities for the future, while navigating economic and geopolitical uncertainty and continued supply chain challenges. To keep with our commitment to pay for performance, the Compensation Committee set ambitious but achievable targets based on our internal plan, reflecting relevant internal and external factors, with a goal of motivating employees to drive stockholder value. In 2023, we achieved outstanding financial performance while positioning the Company well for the year ahead and for the future. We are proud of our global team, their focus on our core mission and values, and their unwavering commitment to supporting our customers and their patients.
In setting our compensation program goals for the year, the Compensation Committee continued to focus on executing our strategic imperatives, to help drive innovation, improve the health of patients across the globe, accelerate profitable revenue growth, continue progress towards our Environmental, Social and Governance (ESG) goals, and increase stockholder value in 2023 and beyond. These strategic imperatives are to:
•strengthen category leadership to grow share in our served markets;
•expand into high growth adjacencies that complement our core businesses;
•drive global expansion;
•fund the journey to fuel growth through optimization and cost reduction initiatives and a reallocation of spending to support growth initiatives; and
•develop and expand key capabilities, including attracting and retaining key talent, and accelerating digital capabilities.
We believe that continued focus on these strategic imperatives will benefit patients and customers and lead to strong performance across key financial metrics, including those incorporated into our short- and long-term incentive compensation programs, described in further detail on the following page of this Proxy Statement.

50

Compensation Discussion & Analysis
Pay for Performance
Our short- and long-term incentive plans incorporate metrics designed to align with the objectives of driving profitable growth and rewarding Company and individual progress related to our strategic imperatives. Significant portions of pay pursuant to our executive compensation programs are tied to Company performance across a variety of key metrics, and ultimately, value delivered under these programs is closely aligned with stockholder value. Specifically, the metrics are linked to our strategic imperatives as set forth below.
2023 Annual Bonus Plan:
Pursuant to our 2023 Annual Bonus Plan, a single Company-wide Total Bonus Pool is funded by the Company’s performance measured against Company-level financial metrics of adjusted net sales and adjusted earnings per share (EPS), as well as ESG targets.

Performance Metric(s)

Adjusted Net Sales and Adjusted Earnings Per Share (EPS)	Linked to the success of our category leadership strategy and expansion into high-growth adjacencies.

ESG
Ensures we are building value responsibly and sustainably, reducing our impact on the environment, and helping the communities in which we live and work to thrive. Crucially, it also measures our success in attracting, retaining, and managing our talent, including diverse talent, and continuing to be an employer of choice.

Quality (Modifier)
Allows the Board to reduce annual bonus funding for failure to meet quality goals and to reinforce accountability across the Company. Our robust quality system helps to support our category leadership strategy.

2023 Long-Term Incentives:
Fifty percent (50%) of our 2023 long-term incentive awards granted to our executive officers was in the form of Organic Net Sales Growth and relative Total Shareholder Return (rTSR) performance-based RSUs.

Performance Share Programs

2023 Organic Net Sales Growth Performance Share Program (ONSG PSP)
The ONSG PSP is a new program beginning in fiscal year 2023, and replaced our prior Adjusted Free Cash Flow Performance Share Program (FCF PSP). The ONSG PSP compares our organic net sales growth performance over a three-year period against our financial plan. A focus on organic net sales growth provides incentives for the achievement of a key business performance objective critical to the Company’s success.

2023 rTSR Performance Share Program (rTSR PSP)
The rTSR PSP is a measure of the long-term success of our business and strategy relative to peers and helps to further align executive compensation and stockholder value. The 2023 rTSR PSP is substantially similar to the 2022 rTSR PSP, with the funding schedule updated to align with above median performance and the threshold and maximum payouts to align with the common practice of our proxy peers.

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Compensation Discussion & Analysis
Below is a summary of our 2023 financial performance metrics for our short- and long-term incentive plans.

Financial Performance Metrics	Reported Financial Performance Metrics
	$14.240 billion GAAP Net Sales	$1.07 GAAP Net Income Per Share	12.3% GAAP Net Sales Growth versus 2022

Adjusted Financial Performance Metrics
	$14.257 billion Adjusted Net Sales(1)(2) for Annual Bonus Plan	$2.05 Adjusted Net Income Per Share (Adjusted EPS)(1)(2) for Annual Bonus Plan	12.3% Organic Net Sales Growth(1) versus 2022, for 2023 ONSG Performance Share Program(3)
56.70% 3-year rTSR(4) For 2021 rTSR Performance Share Program
(1)Adjusted Net Sales, Adjusted EPS and Organic Net Sales Growth are not prepared in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A.
(2)Adjusted Net Sales as used in our 2023 Annual Bonus plan excludes foreign currency fluctuations and the impact of net sales from acquisitions completed after the establishment of the internal financial plan, as applicable. Adjusted EPS excludes the impact of certain charges (credits) which may include amortization expense, goodwill and intangible asset impairment charges, acquisition/divestiture-related net charges (credits), investment portfolio gains and losses, restructuring and restructuring-related net charges (credits), and certain litigation-related net charges (credits), European Union (EU) Medical Device Regulation (MDR) implementation costs, debt extinguishment charges, deferred tax expenses (benefits) and discrete tax items. Organic net sales growth excludes the impact of foreign currency fluctuations and acquisitions and divestitures for which there is less than a full period of comparable net sales.
(3)2023 ONSG PSP has a three-year performance period, comparing actual organic net sales growth performance against financial plan for the period from January 1, 2023 to December 31, 2025.
(4)3-year TSR for the period from January 1, 2021 to December 31, 2023. Please see the Executive Compensation section titled “2023 Relative Total Shareholder Return Performance Share Program” for how we calculate TSR.
We also maintain a disciplined approach to management of the programs. We set ambitious but achievable program targets, taking into consideration relevant, foreseeable company-specific and macroeconomic circumstances, to appropriately motivate employees. In general, we strive to set targets consistent with corporate goals, including our operating plan and external guidance, which typically increase year-over-year. In 2021, the Compensation Committee set Annual Bonus Plan targets above 2020 performance but below 2020 targets, which were finalized before the magnitude of the impact of the COVID-19 pandemic was known. In 2022, we returned to our historical approach of increasing targets year-over-year.

52

Compensation Discussion & Analysis
Below is a historical view of our approach to setting targets and actual achieved results under our Annual Bonus Plan.

Adjusted EPS(1) – Actual vs. Targets	Adjusted Net Sales(1) – Actual vs. Targets

$1.70
$1.55
$1.78
$1.89
$0.96
$1.63
$1.71
$2.05
2020
2021
2022
2023
Adj. EPS Actual
Adj. EPS Targets

$11,870
$11,300
$13,140
$13,567
$9,955
$11,646
$13,206
$14,257
2020
2021
2022
2023
Adj. Net Sales Actual
Adj. Net Sales Targets

(1)“Adjusted EPS” and “Adjusted Net Sales” are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.
When performance is below target, we have not had a practice of resetting targets, funding schedules, or vesting schedules to generate higher payouts. Against a backdrop of macroeconomic challenges and uncertainties, our pay-for-performance philosophy and the Compensation Committee’s disciplined approach to stewardship of the executive compensation program were evidenced by:
•the Compensation Committee approving a 0% payout of target shares under our 2020 rTSR program because rTSR was beneath the threshold level required for payout under the plan, which resulted in cancellation of awards valued at approximately $5.4 million in the aggregate for our 2022 NEOs (calculated based on the closing price of our common stock on the last trading day of 2022);
•we have not adjusted funding schedules under our other active performance share programs and starting in 2023, we updated target rTSR payout to align with above median performance and threshold and maximum payouts to align with the common practice of our proxy peers; and
•where below-target performance necessitates a lower payout, we do not supplement executive compensation with off-cycle grants to offset this impact.
We have also made structural adjustments to our programs over time to reinforce our pay-for-performance philosophy, including in 2023 replacing our FCF PSP with the ONSG PSP, which has a three-year rather than a one-year performance period. In addition, we have made structural adjustments to our Annual Bonus Plan over time, including, starting with our 2021 Annual Bonus Plan, adding an ESG scorecard to help focus performance on DE&I, Employee Engagement, and Environmental metrics. This reflects our commitment to our performance on these sustainability metrics as part of our strategic initiatives. In 2024, we will continue to measure our performance against Global Sales, Adjusted EPS, ESG Scorecard and Quality. In addition, we have added a measure of adjusted operating income margin for the 2024 Annual Bonus Plan, reflecting our continued focus on adjusted operating margin expansion. We will also return to a focus on leadership within the organization for our DE&I goals, as further set forth below.
ESG Scorecard Metrics

Performance Metric Category	2023 Targets

Diversity, Equity, and Inclusion (DE&I)	Increase representation of women globally and multicultural talent in the U.S. and Puerto Rico

Employee Engagement	Maintain performance against overall Engagement Index score

Environmental	Progress against manufacturing and key distribution sites carbon neutrality goal, specifically: •Increase renewable electricity percentage •Decrease carbon footprint

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Compensation Discussion & Analysis
In furtherance of our commitment to ESG goals, a portion of pay under our 2023 Annual Bonus Plan is linked to achievement of DE&I, Employee Engagement, and Environmental goals, with a target weighting of 5% each. The ESG Scorecard targets included in our 2023 Annual Bonus Plan are shown in the table on the bottom of the preceding page. The inclusion of these goals in our Annual Bonus Plan reinforces our commitment to corporate responsibility. In 2023, we implemented our multi-year career framework project which provides a consistent global job structure for career development and rewards in support of critical talent engagement and retention objectives. Due to the timing of this implementation, we broadened the focus of our DE&I goals for the 2023 Annual Bonus Plan ESG scorecard to increase opportunities for representation of women globally and multicultural talent in the U.S. and Puerto Rico, at all levels of our organization.
CEO’s Total Direct Compensation Aligns with Company Performance
Our executive compensation philosophy is to provide appropriate competitive compensation opportunities to our executives with actual pay outcomes tied to achievement of Company and individual performance targets in support of our business strategy and creation of long-term stockholder value.
Each year, the Compensation Committee assesses our CEO’s actual compensation relative to the Company’s performance. The following graph shows the relationship of our CEO’s total direct compensation (TDC) (as disclosed in the Summary Compensation Table) compared against our cumulative TSR performance in each of the last three years. The TDC in this chart consists of base salary and annual short- and long-term incentives. As illustrated, CEO compensation was generally aligned with Company performance.
Summary Compensation Table CEO Total Direct Compensation versus 3-Year TSR(1)(2)
CEO Pay and 3-Year Indexed TSR
(1)Amounts in the 2021, 2022, and 2023 columns were calculated as follows:
•the values of the annual equity awards granted on February 17, 2021, February 16, 2022, and February 14, 2023 were determined in accordance with FASB ASC Topic 718, as described in the footnotes to the Executive Compensation section titled “Summary Compensation Table;”
•the actual Annual Bonus Plan award for 2021, 2022, and 2023; and
•the annual base salary earned in 2021, 2022, and 2023.
(2)TSR represents cumulative total shareholder return on a fixed investment of $100 in our common stock for the period beginning on the last trading day of 2020 through the end of the applicable year, and is calculated assuming the reinvestment of dividends.

54

Compensation Discussion & Analysis
The chart below shows the value of the primary elements of total direct compensation, consisting of base salary and annual short- and long- term incentives, for our CEO in 2023 (i) at “target” opportunity as considered by our Compensation Committee; (ii) as disclosed in our Summary Compensation Table; and (iii) as “realizable” at December 31, 2023. These values were calculated using the 2023 base salary, annual equity incentives and Annual Bonus Plan award amounts for our CEO as set forth in the table following the chart below.
2023 CEO Compensation Target vs. Summary Compensation Table vs. Realizable ($ in 000s)

Valuation of Compensation Component
	Base Salary	Annual Bonus Plan Award	Long-Term Incentives

Target	Annual base salary approved in February 2023	Target 2023 Annual Bonus Plan Award
Annual equity awards granted on February 14, 2023, with (a) stock options valued in accordance with FASB ASC Topic 718 and (b) service based restricted stock units (RSUs)(1) and performance-based RSUs valued at target (the number of units and target units awarded multiplied by the closing price of our common stock on the date of grant).

Summary Compensation Table	Annual base salary earned in 2023	Actual 2023 Annual Bonus Plan Award	Annual equity awards granted on February 14, 2023, with the value of each award determined in accordance with FASB ASC Topic 718.

Realizable	Annual base salary earned in 2023	Actual 2023 Annual Bonus Plan Award
Annual equity awards granted on February 14, 2023, with:
(a) stock options valued at their intrinsic value (number of options awarded multiplied by the closing price of our common stock on the last trading day of 2023 less the exercise price of such options);
(b) service-based RSUs valued using the number of units awarded multiplied by the closing price of our common stock on the last trading day of 2023;
(c) rTSR performance-based RSUs valued using 200% of the target rTSR performance-based RSUs due to the Company’s rTSR rank being 90th percentile (200% of the target number of units multiplied by the closing price of our common stock on the last trading day of 2023); and
(d) Organic Net Sales Growth performance-based RSUs valued using 200% (200% of the target number of units multiplied by the closing price of our common stock on the last trading day of 2023).

(1)Under our Company’s 2011 LTIP as in effect prior to May 2020, RSUs were referred to as “Deferred Stock Units” or “DSUs.” References in this Proxy Statement to “Restricted Stock Units” and “RSUs” include both units granted under our 2011 LTIP as RSUs and DSUs. Neither term relates to compensation paid to our directors in the form of DSUs, also referred to as “Deferred Restricted Stock Units” elsewhere in this Proxy Statement.

2024 Proxy Statement	55

Compensation Discussion & Analysis
The difference in value of the long-term incentive compensation portion of our CEO’s TDC reflected in the “Realizable,” “Target,” and “Summary Compensation Table” columns is primarily due to three factors:
•the increase in the closing price of our common stock on the last trading day of fiscal year 2023 ($57.81) compared to the closing price of our common stock on February 14, 2023 ($47.28), the date of grant for the 2023 annual equity awards;
•the rTSR performance-based RSUs granted in 2023 tracking at 200% of target as of December 31, 2023 due to the Company’s 90th percentile rTSR rank; and
•the Organic Net Sales Growth performance-based RSUs granted in 2023 tracking at 200% of target as of December 31, 2023 due to 2023 performance being between target and maximum.
This demonstrates the relationship between CEO pay and the achievement of performance criteria, and, therefore, the linkage between our executive compensation program and the long-term interests of our stockholders. The long-term incentive portion of the CEO’s compensation will remain “at-risk” and the value will vary until the completion of the vesting periods or until the exercise date for each of the equity awards.
The following chart provides a longer-term view of our CEO’s Realizable pay, which is a measure of the value that might be awarded to Mr. Mahoney based on performance as of a given date. Realizable pay is calculated in accordance with the methodology described in the “Valuation of Compensation Component” table above, for each of the years in question, except that equity awards are valued at December 31 of each respective year, rather than December 31, 2023; TSR is calculated in accordance with the methodology described in the Executive Compensation section titled “2023 Relative Total Shareholder Return Performance Share Program,” and based on $100 invested on December 31, 2019. The chart below demonstrates the relationship between CEO pay and Company performance, most clearly evidenced by the decline in realizable pay in 2020 compared to other years. This was driven by, and corresponds to, a decline in the Company’s performance and stock price, as well as a voluntary reduction in base salary taken by Mr. Mahoney in 2020. Similarly, as Company performance recovered, realizable pay recovered to more normalized levels in 2021 through 2023.
2020 -2023 CEO Realizable Pay and 4-Year Indexed TSR(1)
(1)TSR represents cumulative total shareholder return on a fixed investment of $100 in our common stock for the period beginning on the last trading day of 2019 through the end of the applicable year, and is calculated assuming the reinvestment of dividends.

56

Compensation Discussion & Analysis
A Significant Portion of Our NEOs’ 2023 Target TDC is At-Risk,
Performance-Based Compensation
Our Compensation Committee ties a significant portion of our executives’ target TDC to at-risk, performance-based incentive opportunities. For 2023, approximately 91.3% of the target value of the primary elements of TDC for our CEO and approximately 82.3% of the target value of the primary elements of TDC for our other NEOs as a group consisted of at-risk, performance-based incentive compensation, composed of short-term incentives (Annual Bonus Plan award) and long-term incentives (performance- and service-based equity awards and stock options). For more details and a breakdown of the elements of TDC, please see the section titled “Elements of 2023 Executive Compensation, Primary Elements of Total Direct Compensation.”
The percentages below were calculated using the 2023 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs. The allocation of the target value of the primary elements of TDC for our CEO and for our other NEOs as a group in 2023 was as follows:

CEO	All Other NEOs as a Group

Base Salary	Target Annual Bonus	Target Long-Term Equity Incentives
*    The pie charts reflect the value of the primary elements of 2023 TDC opportunity as considered by the Compensation Committee. For details on valuation of components of TDC, please see “Target” in the table titled “Valuation of Compensation Component” above.
We believe our emphasis on at-risk, performance-based incentive compensation aligns our executives’ financial interests with our business strategy and the short- and long-term interests of our stockholders, providing “pay for performance” and putting a significant portion of our executives’ pay “at risk.”

2024 Proxy Statement	57

Compensation Discussion & Analysis
Executive Compensation Program Best Practices
Our Compensation Committee believes a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following best practices serve as the foundation for our executive compensation program:

What We Do

  Use mix of short- and long-term incentive compensation and emphasize long-term.
  Use mix of fixed and variable compensation, and emphasize variable, at-risk performance-based compensation.
  Employ a “double-trigger” (both a change in control and termination without cause or for good reason) for cash payments and accelerated vesting of equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards.
  Maintain stock ownership guidelines for executives and directors.

  Have policies for the recovery (“clawback”) of all or a portion of certain incentive compensation awards under certain circumstances.
  Analyze internal pay equity and performance in formulating compensation decisions.
  Compare practices, levels, and mix of compensation against peer group companies.
  Engage an independent compensation consultant reporting directly to the Compensation Committee.
  Assess risk of incentive compensation policies and programs.

What We Don’t Do

Do not provide income tax gross-ups (except on relocation benefits). Do not provide any excise tax gross-ups on severance or other payments in the event of a change in control.	Do not permit pledging or hedging of the economic value of our common stock by our executives or directors. Do not permit repricing of underwater stock options without stockholder approval.

Say on Pay Results
Say on Pay
At our 2023 Annual Meeting of Stockholders, we asked our stockholders to approve, on an advisory basis, the 2022 executive compensation of our then-NEOs as disclosed in our 2023 Proxy Statement, commonly referred to as a “say-on-pay” advisory vote. Our stockholders approved the compensation of our then-NEOs with over 92.6% of the votes cast in favor of the proposal, evidencing strong stockholder support of the changes the Compensation Committee made to our executive compensation program in 2023. These changes include replacing a one-year performance-based metric with a three-year performance-based metric and raising the target performance for rTSR RSUs by five percentage points, to better align our Executives’ financial interest with our business strategy and the long-term interests of our stockholders.
2023 92.6%
2022 89.7%
2021 92.6%

58

Compensation Discussion & Analysis
How We Determine Executive Compensation
Executive Compensation Philosophy and Objectives
Our philosophy is to provide appropriate competitive compensation opportunities to our executives such that actual pay outcomes are heavily influenced by achievement of Company, business and individual performance targets and objectives, which are designed to support our business strategy and create long‐term stockholder value. The core objectives of our compensation program are to:

Attract, retain and engage top talent.

Incentivize achievement of key Company, business and individual targets/objectives to support our business strategy.		Reinforce our culture of quality.
Appropriately manage compensation risk in light of our business strategy.		Align management’s interest with the long-term interests of our stockholders.

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Compensation Discussion & Analysis
Participants in the Compensation Process
Our Compensation Committee bears principal responsibility for, among other things, structuring our executive compensation program and making individual executive compensation determinations. To help facilitate informed determinations with respect to its responsibilities, our Compensation Committee engages an independent compensation consultant, Semler Brossy Consulting Group, LLC (Semler Brossy), which serves at the direction and under the supervision of our Compensation Committee. For further information about our Compensation Committee and the services provided by Semler Brossy, see the Meetings and Board Committees section titled “Executive Compensation and Human Resources Committee,” on page 36 of this Proxy Statement. Semler Brossy and certain members of management support our Compensation Committee with respect to the following, among other things:

Independent Advisor

Semler Brossy Advisor to the Compensation Committee
•Expertise-based advice, research and analytical services, including peer group composition, trends and comparative practices, including an annual competitive assessment, in executive compensation, program design and non-employee director compensation.
•Commentary and/or recommendations as to the foregoing.
•Participation in Compensation Committee meetings.

Management

Executive Vice President, Human Resources and Total Rewards Management Team
•Proposals for executive employment arrangements, including with respect to compensation and benefits design and pay levels.
•Reporting and advisory on incentive risk assessments and talent diversity and inclusion topics, including pay equity.
•Expertise-based advice, research and analytical services, commentary and/or recommendations as to the foregoing.
•Participation in Compensation Committee meetings.

Chief Executive Officer and other Executives
•Overview of individual performance of direct reports.
•Recommendations as to compensation of direct reports.
•With respect to the CEO and General Counsel, participation in Compensation Committee meetings, as needed, except for determinations of their own compensation.

Competitive Market Analysis
Our Compensation Committee uses competitive market analysis as a decision-making reference. The Compensation Committee primarily considers executive compensation comparative data for our peer group companies to better understand trends and comparative practices, program design in the market within which we compete for top talent, and competitive levels and mix of target compensation opportunities provided to our executives. Our peer group includes companies (i) operating in a comparable industry with respect to customer base and/or product offerings, such as healthcare equipment and services companies, pharmaceuticals, and biotechnology and life sciences; and (ii) that, in the aggregate, approximate our size as measured by revenue and market capitalization.
Each year, with the assistance of its independent compensation consultant, our Compensation Committee reviews the composition and appropriateness of our peer group. The Compensation Committee considers the size, performance, and business focus of these companies in comparison to us. The peer companies used to establish 2023 compensation levels include:

60

Compensation Discussion & Analysis
2023 Peer Companies(1)(2)

	Revenue ($ in billions)(1)	Market Cap ($ in billions)(2)	Total Shareholder Return (%)(3)
			One Year	Three Year
Abbott Laboratories	40.1	191.1	3.9	5.9
Agilent Technologies, Inc.	6.7	38.1	(6.4)	19.8
Baxter International Inc.	14.8	19.6	(21.9)	(48.8)
Becton, Dickinson and Company	19.5	70.6	(2.7)	4.3
Danaher Corporation	23.9	170.9	(1.2)	18.8
Edwards Lifesciences Corporation	6.0	46.2	2.2	(16.4)
Hologic, Inc.	4.0	17.1	(4.5)	(1.9)
Intuitive Surgical, Inc.	7.1	118.8	27.1	23.7
Medtronic plc	32.3	115.1	9.6	(23.4)
Quest Diagnostics Incorporated	9.3	15.5	(10.1)	22.6
Stryker Corporation	20.5	113.8	23.8	26.3
Thermo Fisher Scientific, Inc.	42.9	205.1	(3.4)	14.7
Zimmer Biomet Holdings, Inc.	7.4	25.4	(3.8)	(16.7)

Boston Scientific Corporation	14.2	84.7	24.9	60.8

Ranking Relative to Peers	8 of 14	7 of 14	2 of 14	1 of 14
(1)Unless otherwise specified, revenue is for the trailing four quarters as of December 31, 2023. Agilent Technologies, Inc. revenue is provided for the trailing four quarters as of January 31, 2024. Medtronic plc revenue is provided for the trailing four quarters as of January 26, 2024.
(2)Unless otherwise specified, market cap is calculated using the closing price of each company’s common stock on the last trading day of 2023 multiplied by the number of outstanding shares of common stock as reported by the company in its most recent periodic report filed with the SEC. Agilent Technologies, Inc. market cap is calculated using the common stock price on January 26, 2024. Medtronic plc market cap is calculated using the common stock price on January 26, 2024.
(3)One-Year and Three-Year Total Shareholder Return represents cumulative total shareholder return on a fixed investment for the period beginning on the last trading day of 2022 and 2020, respectively, through December 31, 2023, and assumes the reinvestment of dividends.
In establishing 2023 pay levels for our NEOs, the Compensation Committee reviewed comparative pay information for the peer group companies through proxy research and survey data as reported in the Equilar, Radford, and Willis Towers Watson surveys. Where peer group information was unavailable, the Compensation Committee reviewed industry-specific survey data which was calibrated to include companies comparable to our size and scope of each individual’s responsibilities. The Company considers market data without regard for any particular percentile positioning. This allows us to retain flexibility to make individual decisions that reflect both market and internal considerations, including those described on the following page under “Internal Pay Equity and Other Considerations.”

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Compensation Discussion & Analysis
Internal Pay Equity and Other Considerations
In addition to the competitive market analysis, the Compensation Committee considers multiple factors in formulating compensation decisions. These factors include:
•internal pay equity;
•individual performance and contributions;
•the CEO’s recommendations for other executive officer compensation;
•the primary elements of each executive officer’s TDC opportunity compared to the other executive officers;
•the economic and retentive value of prior equity awards; and
•current and prior work experience and future potential.
In considering internal pay equity, and the elements of an executive officer’s TDC opportunity compared to other executive officers, the Compensation Committee also considers CEO compensation relative to the other executive officers. The Compensation Committee strives to maintain the appropriate balance in order to motivate the Company’s executive team, retain key personnel in a highly competitive labor market, and support a robust succession planning process. The differences between CEO and NEO pay reflect the foregoing factors, as well as the Company’s organizational structure.
Performance Considerations
We utilize a continuous performance management (CPM) process to help guide individual development and performance discussions and to assess ongoing performance. Our CEO undertakes regular CPM reviews for all direct reports, assesses the performance results of those direct reports and makes recommendations to our Compensation Committee for its consideration. Our Compensation Committee reviews and evaluates our CEO’s performance objectives and oversees the full Board’s evaluation of his performance in relation to those objectives. For 2023, the overall performance of our executives, including our NEOs, supported a culture of high performance, integrity and accountability with clear expectations. These performance evaluations, among the other considerations described in this section, influence the Compensation Committee’s decisions regarding our executives’ base salaries, the individual component of their Annual Bonus Plan awards and, as an indication of future performance potential, their long-term equity incentive awards.
Chief Executive Officer and Compensation Committee Judgment
We do not employ a purely formulaic approach to our executive compensation program. Target market guidelines and individual target TDC, financial and operational targets, including ESG metrics, and individual performance objectives and funding formulae are established in advance; however, other Company and individual performance and other considerations may also be taken into account. Therefore, the application of CEO and Compensation Committee judgment is an important factor in setting and determining executive pay. For example, under the 2023 Annual Bonus Plan, while the funding formula tied to Company-level financial performance targets is set in advance, our Compensation Committee is able to reduce the total Annual Bonus Plan funding percentage (Total Bonus Pool), based on its assessment of the Company’s progress toward achievement of our quality objectives, which is critical to our commitment to providing high quality products to our customers and patients.

62

Compensation Discussion & Analysis
Elements of 2023 Executive Compensation
Primary Elements of Total Direct Compensation
We compensate our executives primarily through total direct compensation, namely in the form of base salary and short- and long-term incentives (the primary elements of TDC). The primary elements of TDC are heavily weighted towards variable, at-risk performance-based elements, which are reflected below and in the charts under the section above titled “A Significant Portion of our NEOs’ 2023 Target TDC is At-Risk, Performance-Based Compensation.” These percentages were calculated using the 2023 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs as set forth in the “Valuation of Compensation Component” table on page 55 of this Proxy Statement.
The key features and objectives of the primary elements of our NEOs’ 2023 TDC are summarized in the following table.

TDC Elements	Key Features	Objectives

Base Salary	Fixed annual cash amount, paid at regular intervals	Attract and retain talented executives and provide stable source of income

Short-Term Incentives —Annual Bonus Plan Awards
At risk, performance-based annual cash incentive opportunity.
•Funding of Total Bonus Pool based on Company performance against two important financial performance targets and ESG metrics targets and Quality Modifier
•Allocation of funded Total Bonus Pool, based on regional, business and functional performance against specific financial and/or operational performance targets
•Actual payout based on individual performance

Align executive compensation with our business strategy, quality, and profitability objectives
Focus and reward based on the achievement of important financial, operational, environmental, human capital and individual performance objectives

Long-Term Incentives —Equity Awards
At risk, performance-based equity incentive opportunity
Mix of opportunity composed of:
•25% target rTSR performance-based RSUs
•25% target Organic Net Sales Growth performance-based RSUs
•25% stock options
•25% service-based RSUs

Focus talent/organization on important financial measures and long-term stockholder value
Reward based on:
•our TSR relative to that of other S&P 500 Health Care Index companies
•our Organic Net Sales Growth measured against our financial plan performance for organic net sales
•our stock price and any subsequent increase

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Compensation Discussion & Analysis
Base Salary
In determining the 2023 base salaries of our NEOs (other than our CEO), our Compensation Committee also considered the recommendations of our CEO in light of the general factors discussed above, including their overall performance ratings for the prior year.
The 2023 base salaries (rounded to the nearest thousand) for our NEOs, as well as the percentage increase from their 2022 base salaries for our current NEOs who were also NEOs in 2022, are set forth below.

Name	2022 Base Salary	2023 Base Salary	% Increase
Michael F. Mahoney	$1,400,000	$1,400,000	—%
Daniel J. Brennan	$775,000	$805,000	3.87%
Arthur C. Butcher	$650,000	$675,000	3.85%
Joseph M. Fitzgerald	$745,000	$800,000	7.38%(1)
Jeffrey B. Mirviss	$635,000	$655,000	3.15%
(1) Mr. Fitzgerald’s 2023 Base Salary was meaningfully increased in recognition of his performance and to bring in line with similarly situated executives in the Company’s peer group.
Short-Term Incentives — Annual Bonus Plan Awards
Our Compensation Committee annually reviews the design of our Annual Bonus Plan to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In finalizing the design for 2023, our Compensation Committee retained many of the provisions of our 2022 Annual Bonus Plan, which was designed to reinforce the concept of “pay for performance,” align our short-term incentives with important financial and operational measures and the long-term interests of our stockholders, and to incentivize and reward individual performance.
Since 2021, our Annual Bonus Plan contains an ESG scorecard, which allows management and the Compensation Committee to consider progress toward DE&I, Employee Engagement, and Environmental goals, in addition to retaining important financial and quality/operational measures in making total bonus pool funding decisions. The ESG scorecard reflects the Company’s commitment to these goals and is designed to incentivize Company-wide progress in these areas.
As with prior plans, the Compensation Committee retained the discretion to reduce the Total Bonus Pool funding percentage, regardless of financial achievements, based on its assessment of the Company’s achievement of our quality objectives.
Calculation of Awards Under the 2023 Annual Bonus Plan
After funding the Total Bonus Pool, the actual amount of an executive’s Annual Bonus Plan award is ultimately determined as follows:

Annual Base Salary (as of December 31)	Target Award Opportunity (70% - 155% of Base Salary)	One Company Funding Performance Percentage (0% - 150%)	Individual Performance Percentage (0% - 150%)	Annual Bonus Plan Award (0% - 225% of Target Award Opportunity)
Total Bonus Pool Funded Based on Company Performance Against Financial and ESG Goals
As contemplated under the 2023 Annual Bonus Plan, a single Company-wide Total Bonus Pool is funded by the Company’s performance measured against important Company-level financial, operational, and ESG targets, thereby reinforcing the importance of the Company’s performance as a whole (which reflects the performance of each of our regions, businesses and functions).

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Compensation Discussion & Analysis
The Compensation Committee selected Adjusted EPS and Adjusted Net Sales as our Company-level financial metrics and set the performance targets as follows:
Company-Level Financial Targets

Adjusted EPS(1)	Adjusted Net Sales(1)
$1.89	$13.57 billion
(1)Adjusted EPS and Adjusted Net Sales are non-GAAP financial measures. For a reconciliation of non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how non-GAAP financial measures are considered by management, please see the Executive Compensation section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table —2023 Annual Bonus Plan” and Annex A.
Further, the Compensation Committee set the following ESG performance targets.
Company-Level ESG Targets

Metrics	Targets

DE&I
Continue progress against DE&I aspirational goals by:
•Increasing representation of women globally regardless of organizational level (Gender Diversity Representation)
•Increasing representation of US (inclusive of Puerto Rico) multicultural talent regardless of organizational level (Multicultural Representation)

Employee Engagement	Maintain performance against overall Engagement Score Index

Environmental(1)	Continue progress to 2030 carbon neutrality goal by: •Increasing renewable electricity use •Decreasing carbon footprint

(1)Environmental metrics are measured over a rolling 12-month period running from October 1, 2022 through September 30, 2023 due to the availability of information.
Our Compensation Committee approved the funding scale for each of our Adjusted EPS and Adjusted Net Sales financial metrics set forth in the table below.

Financial Metrics: 85% Total Weight
Adjusted EPS / Adjusted Net Sales (As a Percent of Target)	Total Bonus Pool Funding Range (Unweighted)
105%+	135% to 155%
102% to <105%	115% to 135%
98% to <102%	85% to 115%
95% to <98%	55% to 85%
90% to <95%	25% to 55%
<90%	0%
Linear Interpolation between points.

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Compensation Discussion & Analysis
The Compensation Committee further set the following funding schedule for all three ESG scorecard metrics, which are based on the Company-level ESG performance targets.

ESG Scorecard Metrics: 15% Total Weight
Performance (% to Plan)	Funding Range (Unweighted)
105%+	120%
100%	100%
95%	50%
<95%	0%
Linear Interpolation between points.
Under our 2023 Annual Bonus Plan, the performance metrics have the below weights in determining Total Bonus Pool Funding. Our performance and the funding ranges based on performance against the target financial metrics and ESG scorecard metrics were as follows:

Metric & Weighting	Target	Actual	Achievement	Funding Range (Unweighted)
Financial Metrics
Adjusted EPS	$1.89	$2.05 (108% of plan)	Above Target	135% - 155%
Adjusted Net Sales ($ billions)	$13,567	$14.257 (105% of plan)	Above Target	135% - 155%
ESG Scorecard Metrics
DE&I	Increased Gender Diversity Representation		Below Target
	Increased Multicultural Representation		Above Target
Employee Engagement	Maintained Performance Against Enterprise Actions		Target
Environmental(1)	Increased Renewable Electricity		Above Target
	Decreased Carbon Footprint		Above Target
Sub-Total ESG Scorecard Metrics				104%
Total Bonus Pool Funding(2)				134%(2)
(1)Environmental metrics are measured over a rolling 12-month period running from October 1, 2022 through September 30, 2023 due to the timing of availability of information.
(2)2023 Total Bonus Pool funding is composed of:
•130% to be allocated to all participating units; and
•4.0% funding budgeted and allocated to bonus-eligible employees at all levels of the Company, whose Individual Performance Percentages were above 100% due to their 2023 performance, in accordance with the 2023 Annual Bonus Plan.
Based on performance against our financial, operational, and ESG Scorecard targets, the weighted range for 2023 Annual Bonus Plan funding was 130.6 - 147.6%. In accordance with the terms of the plan and after taking into consideration the Company’s overall performance, including against quality objectives, our CEO recommended, and our Compensation Committee approved, funding the 2023 Total Bonus Pool at 134%.

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Compensation Discussion & Analysis
Funded Total Bonus Pool Allocated to Participating Units
Under the 2023 Annual Bonus Plan, the Total Bonus Pool, as funded, is allocated by the Compensation Committee to each participating regional, business, and functional unit. Starting with the 2023 Annual Bonus Plan, each participating unit was funded equally at 130%, reflecting a single company-wide funding approach.
Individual Target Award Opportunity
Each executive’s target award opportunity under the Annual Bonus Plan is expressed as a percentage of his or her annual base salary and is determined based on the scope of the executive’s responsibilities. The following table shows target award opportunities in 2023 and 2022 for our NEOs. The target award opportunities for Messrs. Brennan, Butcher, Fitzgerald and Mirviss were based on the recommendations of our CEO, internal pay equity relative to our other executives, their impact and experience in their roles and external market data.

	Individual Target Award Opportunity (As a % of Annual Base Salary)
Name	2022	2023
Michael F. Mahoney	155%	155%
Daniel J. Brennan	110%	110%
Arthur C. Butcher	75%	75%
Joseph M. Fitzgerald	85%	85%
Jeffrey B. Mirviss	75%	75%
After year end, individual performance is considered pursuant to the CPM process described in the “Performance Considerations” section above. Based on the performance assessment rating under our annual CPM process, an individual performance multiplier from 0% to 150% is applied to an executive’s funded Annual Bonus Plan award to determine the actual amount to be paid. Final payout for each executive may therefore range from 0% to 225% of target, as the product of the funded award under the company-wide one funding performance percentage, ranging from 0% to 150% of target, and the individual performance multiplier, ranging from 0% to 150%. Our NEOs had certain performance objectives intended to support our strategic imperatives, as applicable to their roles, including (i) with respect to our NEOs who support corporate functions, those aimed at driving Company-level financial performance and ESG objectives; and (ii) with respect to Messrs. Butcher, Fitzgerald and Mirviss who each supports a business or businesses, those aimed at supporting business-level financial, operational, and ESG performance objectives. The individual performance objectives set forth on the following pages represent factors that are considered by the Compensation Committee and our CEO in determining each NEO’s individual performance percentage. Further, no single factor is determinative or required to be considered.

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Compensation Discussion & Analysis

Named Executive Officer	Individual Performance

Michael F. Mahoney
Objectives:
•Driving regional, business, and functional performance in an uncertain and challenging macroeconomic environment
•Strengthening category leadership, expanding into high-growth adjacencies, and enhancing our sales enabling digital capabilities
•Driving global expansion
•Driving profitability to fuel growth
•Advancing our culture, our people capabilities, and our leadership pipeline
•Progressing our environmental sustainability and DE&I goals
Assessment:
Notable accomplishments include meeting and exceeding financial and operational goals, despite a challenging macroeconomic environment; completing significant business development and venture capital transactions in support of category leadership strategy; and executing important product milestones and launches globally. Mr. Mahoney ensured key leadership moves and continued talent development, advanced Company culture and focus on innovation, as well as the continued advancement of digital capabilities to support customer needs. He also led continued progress towards environmental sustainability goals and strengthened the Company’s commitment to DE&I and employee engagement.

Daniel J. Brennan
Objectives:
•Driving functional performance
•Maintaining best-in-class control environment
•Achieving financial goals and implementing cost-savings initiatives in a challenging and uncertain macroeconomic environment
•Overseeing business development initiatives and supporting strategic transactions
•Strengthening relationships with investors and analysts
•Maintaining excellent employee engagement and culture within the global finance organization, including advancing DE&I
Assessment:
Notable accomplishments include achieving and exceeding financial goals in a challenging and unpredictable macroeconomic environment; and successfully executing significant business development and venture capital transactions. Mr. Brennan continued to ensure an effective enterprise risk management strategy and maintained the Company’s strong relationships with investors and analysts. He also promoted strong employee engagement and culture within the global finance organization, and drove continued progress in DE&I for the finance organization and the Company as a whole.

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Compensation Discussion & Analysis

Named Executive Officer	Individual Performance

Arthur C. Butcher
Objectives:
•Driving business performance for MedSurg businesses and Asia Pacific region
•Achieving key product development milestones
•Effectively executing major product launches
•Delivering significant value through Sales Enablement and Marketing centers of excellence
•Enhancing organizational capabilities and developing key talent
Assessment:
Notable accomplishments include strong financial results despite macroeconomic challenges and uncertainty; successfully executing significant business development transactions and strategic investments; achieving important product milestone and launch goals; and supporting global expansion in key regions. Mr. Butcher also provided effective leadership of our sales enablement, market access and corporate marketing organizations, supported DE&I initiatives and maintained excellent employee engagement and culture within his leadership remit.

Joseph M. Fitzgerald
Objectives:
•Driving business performance for Cardiology group
•Achieving key product development milestones
•Effectively executing major product launches
•Enhancing organizational capabilities and developing key talent
Assessment:
Notable accomplishments include meeting and exceeding financial goals despite macroeconomic challenges and uncertainty; meeting key regulatory, clinical, and commercial milestones; supporting global expansion in key regions; and strengthening category leadership through acquisition integration. Mr. Fitzgerald also continued to drive digital innovation, foster employee engagement and a strong Company culture and build a diverse leadership pipeline.

Jeffrey B. Mirviss
Objectives:
•Driving business performance for Peripheral Interventions
•Achieving key product milestones
•Effectively executing product launches
•Leading Government Affairs and certain regional organizations
•Enhancing organizational capabilities and developing key talent
Assessment:
Notable accomplishments include meeting key regulatory, clinical, and commercial milestones, and product launches; achieving strong financial results in a challenging and uncertain macroeconomic environment; driving above market growth rates; fostering excellent engagement and an inclusive environment within Peripheral Interventions; and building a diverse leadership pipeline. Mr. Mirviss also provided effective oversight of our Latin America, Canada, and Government Affairs teams.

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Compensation Discussion & Analysis
Short-Term Incentive Awards Paid to Our NEOs Under Our 2023 Annual Bonus Plan

Name	Individual Target Award Opportunity (As a % of Annual Base Salary)	2023 Target Award(1)	Participating Unit Performance Percentage	Individual Performance Percentage	2023 Actual Annual Bonus Plan Award(1)	Actual as % of Target
Michael F. Mahoney	155%	$2,170,000	130%	115%	$3,244,000	150%
Daniel J. Brennan	110%	$886,000	130%	115%	$1,324,000	150%
Arthur C. Butcher	75%	$506,000	130%	115%	$757,000	150%
Joseph M. Fitzgerald	85%	$680,000	130%	115%	$1,017,000	150%
Jeffrey B. Mirviss	75%	$491,000	130%	115%	$734,000	150%
(1)2023 Target and Annual Bonus Plan awards are rounded to the nearest thousand.
Long-Term Incentives
Our Compensation Committee annually reviews the design of our Long-Term Incentive Program (LTI Program) to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In setting the design for 2023, our Compensation Committee retained the mix of equity award opportunities for our executives under our prior LTI Program that were designed to further reinforce “pay for performance” and align the interests of our executives and their compensation with important Company financial measures and the long-term interests of our stockholders. The key features and objectives of each of our 2023 equity vehicles are summarized in the table below.

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Compensation Discussion & Analysis

Performance-Based RSUs (50% of total mix) 50% rTSR; 50% Organic Net Sales Growth

Performance-based RSUs are intended to complement the performance orientation of our other equity vehicles — which are linked to the appreciation of our share price — and further align the interests of our stockholders and executives. This linkage is achieved by tying vesting opportunities to the attainment of goals that are leading indicators of our financial health and ability to create substantial value for our stockholders. Based on engagement with our stockholders, we replaced our prior Adjusted Free Cash Flow Performance Share Program with the ONSG PSP beginning in 2023. The ONSG PSP has a three-year performance period and is designed to reinforce the concept of pay for performance by providing incentives for the achievement of key long-term business performance objectives critical to the Company’s success. The Compensation Committee also increased the target performance for 100% payout from 50th to 55th percentile in our 2023 rTSR PSP and the threshold and maximum payouts to align with the common practice of our proxy peers.
The Compensation Committee views rTSR and ONSG as appropriate measures of long-term success, as they promote strong capital discipline, prioritize sustainable value creation, align our executive compensation program with the interests of our stockholders, and reinforce pay for performance.

rTSR RSUs(1)
rTSR performance-based RSUs align our executive compensation program with the interests of our stockholders by measuring our total value creation against the S&P 500 Health Care Index, which includes the majority of our peer companies, and encourages our executives to think like owners and make long-term oriented decisions. Performance is measured across three years, and shares vest between 0% and 200% of target based upon actual achievement. The rTSR performance-based RSUs typically vest upon satisfaction of both performance and service criteria at the end of the three-year performance period.
For 2023 rTSR RSUs, the performance schedule was as follows:

•Participants earn 30% of the rTSR RSUs if our performance is at the 25th percentile of the index (our payout threshold value).
•All shares are forfeited for performance below the 25th percentile, and a maximum of 200% of shares are earned for achievement at or above the 75th percentile.
•Payouts are linearly interpolated between points on the payout grid.
Performance	Payout (% of Target)
>=75th percentile	200%
55th percentile	100%
25th percentile	30%
<25th percentile	0%

Organic Net Sales Growth RSUs(1)(2)
Organic Net Sales Growth performance-based RSUs align our executive compensation program with the interests of our stockholders by measuring a key financial objective against our internal financial plan. Performance is measured across three years, and shares vest between 0% and 200% of target based upon actual achievement of organic net sales growth rates as compared to plan organic net sales growth rates. The Organic Net Sales Growth performance-based RSUs typically vest upon satisfaction of both performance and service criteria at the end of the three-year performance period.
For 2023 Organic Net Sales Growth RSUs, the performance schedule was as follows:

•Participants earn 50% of the Organic Net Sales Growth RSUs if our performance is at 61.5% of plan.
•All shares are forfeited for performance below 61.5% of plan, and a maximum of 200% of shares are earned for achievement at or above 138.5% of plan.
•Payouts are linearly interpolated between points on the payout grid.
Performance	Payout (% of Target)
>=138.5% of plan	200%
100% of the plan	100%
61.5% of plan	50%
<61.5% of plan	0%

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Compensation Discussion & Analysis

Service-Vesting Equity Vehicles (50% of total mix)(1) 50% Service-Based RSUs; 50% Non-Qualified Stock Options

Service-Based RSUs
Service-based RSUs reinforce pay for performance by linking the ultimate value of the award to performance of our stock. The vesting period acts as a retention tool and promotes executives having a long-term share owner perspective.
•For awards granted in 2023, RSUs vest in four equal annual installments subject to continued service
•Service-based RSUs granted under programs prior to 2019 vested in five equal annual installments
•Promote executive ownership and linkage to our share price

Non-Qualified Stock Options
Non-qualified stock options represent the right to purchase our common stock at an exercise price equal to the closing price of our common stock on the date of grant. As such, executives only receive value to the extent that our share price increases through the exercise period.
•Vest in four equal annual installments subject to continued service
•Provide value only to the extent that our share price increases
•Are exercisable from the vesting date through the tenth anniversary of the grant date

(1)We do not pay dividends on stock options, unvested Company performance-based RSUs or unvested Company service-based RSUs.
(2)Organic Net Sales are reported net sales excluding the impact of foreign currency fluctuation and acquisitions and divestitures for which there are less than a full period of comparable sales. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure and insight into how this non-GAAP financial measure is considered by management, please see Annex A to this Proxy Statement.
For further discussion of the performance share programs for our Company performance-based RSUs and the equity awards granted pursuant to our long-term incentive plans and a description of how we calculate Organic Net Sales Growth, please see the Executive Compensation sections titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table —2023 Relative Total Shareholder Return Performance Share Program,” “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2023 Organic Net Sales Growth Performance Share Program” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Amended and Restated 2011 Long-Term Incentive Plan” and Annex A.
2023 Long-Term Incentive Awards for Our NEOs
In February 2023, our Compensation Committee approved the grant of long-term equity incentive awards to our NEOs in the amounts in the following table, which were based on the target dollar values of the long-term equity incentive awards for our NEOs considered by the Compensation Committee, as set forth in the table below. In approving the following grants, the Compensation Committee considered external market data and internal factors, including internal equity, performance, and potential. In evaluating internal equity between the CEO and non-NEOs, the Compensation Committee focused in particular on competitive market data and the Company’s organizational structure.

Name	Target Organic Net Sales Growth Performance- Based RSUs(1)(2)	Target rTSR Performance- Based RSUs(1)(2)	Stock Options(1)	Service-Based RSUs(1)	Total Long-Term Incentive Award Target Value(3)
Michael F. Mahoney	66,095	66,095	171,984	66,095	$12,500,000
Daniel J. Brennan	17,449	17,449	45,404	17,449	$3,300,000
Arthur C. Butcher	12,690	12,690	33,021	12,690	$2,400,000
Joseph M. Fitzgerald	17,449	17,449	45,404	17,449	$3,300,000
Jeffrey B. Mirviss	11,104	11,104	28,893	11,104	$2,100,000
(1)Our NEOs’ 2023 long-term equity incentive awards were granted as on February 14, 2023. The stock options have an exercise price of $47.28 per share, the closing price of our common stock on the date of grant.

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Compensation Discussion & Analysis
(2)The number of shares of our common stock issuable to our NEOs based on our performance under our ONSG PSP and rTSR PSP for the periods ended December 31, 2023 is discussed below under the section titled “Company Performance-Based RSUs — Results for Performance Periods Ended December 31, 2023.”
(3)Total Long-Term Incentive Award Target Value is rounded to the nearest thousand.
The number of Organic Net Sales Growth and rTSR performance-based RSUs and service-based RSUs were calculated by dividing the target dollar value of those awards by the closing price of our common stock on the date of grant, and the numbers of stock options were determined by dividing the target dollar value of that award by the stock option value determined in accordance with FASB ASC Topic 718 Stock Compensation, as described in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Company Performance-Based RSUs — Results for Performance Period ended
December 31, 2023
In February 2024, our Compensation Committee determined the number of restricted stock units earned pursuant to our performance-based RSUs under the 2021 rTSR PSP presented in the table below. In commitment to our pay-for-performance philosophy, 200% of shares were awarded under our 2021 rTSR PSP based on performance for the three-year period ended December 31, 2023.

Grant Year	Performance Metric	Achievement	RSUs Earned based on Achievement of Performance

2021	rTSR Percentile Performance Rank for the three-year period ended December 31, 2023	84th percentile rank relative to other companies in the S&P 500 Health Care Index 200% of target rTSR performance-based RSUs earned	Michael F. Mahoney 146,666 RSUs Daniel J. Brennan 36,666 RSUs Arthur C. Butcher 22,666 RSUs Joseph M. Fitzgerald 33,332 RSUs Jeffrey B. Mirviss 26,666 RSUs

Primary Elements of Indirect Executive Compensation
We also compensate our executives, including our NEOs, with indirect compensation, namely in the form of benefits and limited perquisites. Generally, our benefits and perquisites are targeted to be competitive relative to our peer group companies. The primary elements of and objectives for our NEOs’ 2023 indirect compensation are summarized below.
General Employee Benefits
We provide employee benefits to eligible employees, including our NEOs, to promote personal health and well-being and to provide certain financial security and protection upon retirement or in the event of death, disability or illness. We also have an Employee Stock Purchase Plan available to eligible employees, including our NEOs, pursuant to which employees may purchase shares of our common stock at a 15% discount to the market price. As U.S.-based employees, our NEOs are eligible to receive employee benefits under our U.S. employee benefits program, which consists of the following key elements that are generally the same as those provided to our other U.S. salaried employees:
•health and welfare benefits, with a choice between a preferred provider model or a high-deductible plan with a Health Savings Account (executives share costs within a range of approximately 18% to 32% depending upon the plan and coverage selected);
•Company-paid term life insurance policies that provide a benefit equal to base salary, with a minimum benefit of $50,000 and a maximum benefit of up to $1 million, payable upon death; and
•a qualified 401(k) retirement plan with a Company match of up to 6% of eligible salary up to $330,000 in 2023 resulting in a maximum possible match of 19,800.
In addition, our executive officers may participate in an annual executive level physical examination program that is designed to encourage the proactive management of executive health. In approving the program, the Compensation Committee considered the overall cost of the program (estimated to be less than $10,000 per participant) and the importance of good health to an executive’s ability to focus on the short and long-term needs and goals of the Company.

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Compensation Discussion & Analysis
We also offer a financial planning perquisite for our executive officers, including our NEOs. The program provides financial counseling and planning, investment and retirement management, insurance planning, and income tax planning and preparation services through a single service provider for US-based executive officers. Executive officers located outside of the United States will be eligible for reimbursement. In approving the program, the Compensation Committee considered the overall cost of the benefit, prevalence of the benefit in the market, and benefit to the Company of reducing potential distraction to executive officers of complex personal financial situations.
Company-paid financial planning fees, Company-paid term life insurance premium amounts (and related imputed income), Company matches of 401(k) Plan contributions for our NEOs, Company-paid executive level annual physical examination costs, and certain other reimbursements in 2023 are reported in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Deferred Compensation Programs
We maintain a Deferred Bonus Plan for certain of our management, including our NEOs, in order to provide them with the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of termination of employment or an elected distribution date. For additional discussion of the Deferred Bonus Plan, please see the narrative to the Executive Compensation section titled “Nonqualified Deferred Compensation.”
Relocation Program
We provide tiered relocation benefits under our relocation program to eligible employees, including our NEOs, whom we request to move in connection with their current position or a promotion and for eligible new hires we require to move in connection with accepting a position with us. Our objectives in providing relocation benefits are to attract and redeploy top talent. We provide “tax gross-ups” on applicable relocation benefits provided under our relocation program as we believe that this benefit is integral to the Company’s ability to attract and retain employees whose skill or knowledge enhance the Company’s competitive position. Participants are generally required to sign a reimbursement agreement that requires them to pay back expenses incurred by the Company for their relocation in the event that they voluntarily terminate their employment or are terminated for “cause” at a rate of 100% for termination within one year of the date on which payments were first made and 50% for termination following the first year but within two years of the date on which payments were first made. Relocation expenses and related tax gross-ups for any of our NEOs in 2023 are included in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Personal Use of Corporate Aircraft
In 2023, the Compensation Committee increased the allowance amount for reasonable personal use of our corporate aircraft by Mr. Mahoney from $100,000 per year to $150,000 per year in aggregate incremental cost to the Company, to better align with our peers and the external market. Our other executives are permitted limited personal use of our corporate aircraft with prior approval. These executives are personally taxed on their personal use of our corporate aircraft, and we do not provide them with income tax gross-up payments. The aggregate incremental cost to the Company (and disallowed tax deductions of the Company) for our NEOs’ personal use of our corporate aircraft in 2023 is included in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Our Post-Employment and Change in Control Arrangements
None of our NEOs has an employment agreement with the Company. However, we provide post-employment and change in control payments and benefits to our executives under certain circumstances. We believe that offering our executives these payments and benefits facilitates the operation of our business, allows them to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. The primary elements of and objectives for our NEOs’ 2023 post-employment and change in control agreements are summarized below.
Executive Retirement Plan
Our executives are eligible to participate in our defined benefit Executive Retirement Plan. For further discussion of our defined benefit Executive Retirement Plan, please see the narrative to the Executive Compensation section titled “Defined Benefit Retirement Plan,” on page 90 of this Proxy Statement.

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Compensation Discussion & Analysis
Severance Plans
We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain severance payments, subsidized COBRA health benefits and dental benefits for specified periods of time following certain qualifying terminations of employment. For further discussion of our severance plans, please see the Executive Compensation section titled “Potential Payments Upon Termination or Change in Control — Severance Plans.”
Change in Control Agreements
We have entered into change in control agreements with our executives, including our NEOs, and other key employees (Change in Control Agreements). The possibility of a change in control and the uncertainty it may raise for our executives as to their continued employment after or in connection with a change in control may result in their departure or distraction. Our objective in providing Change in Control Agreements is to retain and encourage the continued attention and dedication of our executives during a potentially critical time, even if they are concerned their position will be eliminated after or in connection with the change in control. Our Change in Control Agreements require both a change in control and termination without cause or resignation for good reason within two years after the change in control event, commonly referred to as a “double-trigger,” for cash payments to be made under the agreement and vesting to be accelerated under the agreements for equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards.
For further discussion of our Change in Control Agreements (including the modifications noted above), and other plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, and potential payments to our NEOs under the foregoing, please see the narrative and tables in the Executive Compensation section titled “Potential Payments Upon Termination or Change in Control — Change in Control Agreements,” on page 93 of this Proxy Statement.
Clawback Policies
Our Compensation Committee has adopted, effective as of November 17, 2023, the Boston Scientific Dodd-Frank Clawback Policy (the "Dodd-Frank Clawback Policy") to comply with final rules required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and the SEC, and the applicable NYSE listing standards. The Dodd-Frank Clawback Policy provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement. In such an event, the Company would seek to recover the amount of erroneously awarded incentive-based compensation paid to applicable executives that was in excess of the amount that would have been awarded based on the restated financial results, subject to and in accordance with the terms of the policy and applicable law.
Our Compensation Committee has also adopted policies, separate from and in addition to the Dodd-Frank Clawback Policy, regarding the recovery of certain short-and long-term incentive compensation awards paid or granted to an executive in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Company may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period and/or recovery of all or a portion of equity incentive awards granted to such executive over which the Company retains control, subject to and in accordance with the terms of the policy.
For a discussion of other recovery and forfeiture provisions relating to incentive compensation awards and other benefits provided to our executives, please see the section titled “Relocation Program” above, and the Executive Compensation sections titled “Retirement Plan Benefits” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”
Executive Stock Ownership Guidelines
Our executives are required to have a significant personal investment in the Company through their ownership of shares of our common stock. Our Board has set stock ownership guidelines for executives, including our NEOs, as a number of shares of Company stock equal in value to at least the following amounts:
•CEO: six times annual base salary; and
•All other executives: three times annual base salary.

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Compensation Discussion & Analysis
Executives are required to comply with the guidelines at all times. However, if at any time an executive’s ownership does not meet or exceed the guideline, he or she is expected to retain ownership of at least fifty percent of net shares with respect to each vesting of an equity award or stock option exercise until the guideline is met or exceeded. For purposes of satisfying the guidelines, shares owned outright and shares held in company benefit plans are included in the aggregate number of shares held by an executive. Unvested equity award shares (including service-based RSUs and performance-based RSUs), unvested stock options and, as of December 1, 2023, the intrinsic value of vested “in the money” stock options are not included in the aggregate number of shares held by an executive. Effective December 1, 2023, our Board determined to no longer include the intrinsic value of vested and “in the money” stock option awards towards the achievement of the stock ownership guidelines. Given this change, applicable executives will have five years to regain compliance with the new definition for the guidelines. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. As of December 31, 2023, except for Mr. Butcher who we expect will regain compliance with the new definition for the guidelines within five years, our CEO and other NEOs were in compliance with these guidelines.
Tax Considerations
The Company does not provide tax gross-ups for our executives, except for relocation benefits because the benefit generally applies to all employees eligible to receive relocation benefits, including our executives, and the Compensation Committee believes it is integral to the Company’s ability to attract and redeploy employees whose skill or knowledge enhance the Company’s competitive position.
Our Equity Award Grant Policy and Practices
Under our Equity Award Grant Policy, grants of equity awards to our executives are approved and effective as follows:
•Annual equity awards (if any) for our employees, including our executives, are generally approved by our Compensation Committee at a regularly scheduled meeting. Such awards are effective on the date of approval or, for administrative reasons, shortly thereafter;
•New hire, promotion, retention and other special or ad hoc awards for our executive officers are generally approved by our Compensation Committee. New hire or promotion awards for executive officers are effective on the first trading day of the month following both the date of hire or promotion and the date of approval. Retention and other special or ad hoc awards for our executive officers are effective on the first trading day of the month following approval; and
•Stock options are granted with an exercise price equal to the closing price of our common stock on the date of grant.
Accounting Considerations
The Company accounts for stock-based compensation in accordance with FASB ASC Topic 718, Stock Compensation, which requires the Company to recognize compensation expense for share-based payments (including stock options and other forms of equity compensation). FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to use a portfolio approach to equity grants, awarding both stock options and restricted stock awards.
Prohibition on Pledging and Hedging the Economic Value of Our Common Stock
Our executives, including our NEOs, and directors are prohibited from speculating in the Company’s securities, engaging in transactions designed to “hedge” the value of our common stock, or pledging their common stock as collateral for a loan. Examples of hedging and pledging transactions specifically covered by the policy include zero-cost collars and forward sale contracts, and use of stock as margin to secure borrowings, respectively. None of our executives or directors is engaged in hedging or pledging arrangements related to the Company’s securities.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis section contained in this Proxy Statement with management and, based on such review and discussions, the Compensation Committee has recommended to our Board that the Compensation Discussion & Analysis section be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another filing of the Company.
THE COMPENSATION COMMITTEE
Ellen M. Zane, Chair
Nelda J. Connors
Yoshiaki Fujimori
Edward J. Ludwig
Jessica L. Mega

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Risk Assessment of Our
Compensation Programs
With the assistance of the senior members of our Global Compensation and Benefits organization, certain senior executive officers and the Compensation Committee’s independent compensation consultant, Semler Brossy, in February 2024 the Compensation Committee reviewed a risk assessment of our compensation programs and policies to determine if the provisions and operations of our programs create undesired or unintentional risk of a material nature.
Our risk assessment included two work streams — one focused on reviewing areas of enterprise risk and the other focused on identifying compensation design risk. Our enterprise risk analysis examined the types and magnitudes of risks our business areas present to the Company so that the Compensation Committee could assess the extent to which our compensation programs may mitigate or exacerbate these risks. Our compensation design risk analysis, which was conducted by management and reviewed by Semler Brossy, examined the potential risks in the design of our performance-based incentive compensation arrangements. As part of this assessment, we analyzed the mix of fixed and variable compensation; the mix of short- and long-term compensation; the mix of long-term equity incentives; performance metric mix; weighting, measurement and payout timing; discretion and caps on short-term incentives; award size, vesting schedules and performance and other terms of long-term equity incentives; and other incentive opportunities and their features. We also analyzed our recovery of incentive awards policies, including the Dodd-Frank Clawback Policy, executive stock ownership guidelines, including amendments to the guidelines adopted in 2023, as described in the Compensation Discussion & Analysis section contained in this Proxy Statement, and hedging and pledging prohibitions. Finally, we evaluated on a combined basis the results of the enterprise and compensation risk assessments, on a business area-by-business area basis.
The Compensation Committee reviewed and discussed the findings of this analysis with management and concluded that it continues to believe that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

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Summary Compensation Table
The table below summarizes the total compensation for each of our NEOs for the years ended December 31, 2023, 2022 and 2021. For a narrative description of material factors helpful to understand the information disclosed in the table below for 2023, please see the Compensation Discussion & Analysis and the narrative to this table.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)(7)
Michael F. Mahoney	2023	1,400,000	10,472,753	3,124,984	3,244,150	291,667	190,181	18,723,735
Chairman of the Board, President and Chief Executive Officer	2022	1,395,178	9,924,100	2,874,985	2,278,500	376,667	92,530	16,941,961
	2021	1,344,329	9,126,292	2,749,999	2,346,000	360,000	137,419	16,064,039

Daniel J. Brennan	2023	801,528	2,764,794	825,000	1,323,938	90,210	23,677	5,829,147
Executive Vice President and Chief Financial Officer	2022	765,959	2,588,909	749,991	900,240	225,001	22,106	5,252,206
	2021	692,183	2,281,542	687,497	684,250	59,859	24,496	4,429,827

Arthur C. Butcher(8)	2023	672,077	2,010,731	599,998	756,872	171,680	62,299	4,273,657
Executive Vice President and Group President, MedSurg and Asia Pacific	2022	634,329	1,903,298	799,984	471,120	69,302	2,078,934(6e)	5,956,967

Joseph M. Fitzgerald	2023	793,560	2,764,794	825,000	1,016,657	165,136	27,372	5,592,519
Executive Vice President and Group President, Cardiology	2022	740,178	2,416,234	699,996	764,649	120,000	23,529	4,764,586
	2021	699,130	2,074,084	624,999	843,180	44,951	23,191	4,309,535

Jeffrey B. Mirviss	2023	652,646	1,759,429	524,992	734,422	60,008	51,498	3,782,995
Executive Vice President and President, Peripheral Interventions	2022	631,986	1,812,175	524,989	482,251	75,000	35,843	3,562,244
	2021	598,249	1,659,292	499,992	573,546	89,981	35,085	3,456,145

(1)The amounts in this column for 2023 reflect an amount calculated by prorating the 2022 base salary until mid-February. These figures differ from those in the Compensation Discussion & Analysis for the applicable year, which lists amounts approved by the Compensation Committee for 2023.
(2)The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of all service-based and performance-based RSUs granted in 2021, 2022, and 2023 under our 2011 LTIP, as effective on the respective dates of grant. These values have been determined in accordance with FASB ASC Topic 718.
The attainment of the performance metric for performance-based RSUs awarded to our NEOs in 2023 is based on either (i) the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance and service period or (ii) our organic net sales growth over a three-year performance and service period, comparing actual organic net sales growth performance against the financial plan for the period beginning on January 1, 2023 and ending on December 31, 2025. For additional information with respect to these performance-based RSUs, including the vesting schedule thereof, please see the sections titled “2023 Relative Total Shareholder Return Performance Share Program” and “2023 Organic Net Sales Growth Performance Share Program” in the narrative to this table.

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Executive Compensation
The grant date fair value of the 2023 rTSR performance-based RSUs was determined using a Monte Carlo simulation methodology, utilizing the following key assumptions:

Stock price on date of grant	$47.28
Risk-free rate	4.31%
Measurement period (in years)	2.88
The rTSR performance metric for the 2023 rTSR performance-based RSUs is a market condition as defined under FASB ASC Topic 718. Because these awards do not have performance conditions as defined under FASB ASC Topic 718, such awards have no maximum grant date fair values that differ from the fair values presented in this Summary Compensation Table.
The grant date fair value of the 2023 Organic Net Sales Growth performance-based RSUs was determined based on management’s evaluation of the Company’s financial plan for organic net sales growth, assuming target achievement of the ONSG performance criteria and utilizing the closing price of our common stock on the date of grant. The fair value of the 2023 target Organic Net Sales Growth performance-based RSUs at the grant date assuming achievement of the highest level of performance (as required to be disclosed by the SEC), which assumes organic net sales growth for the period January 1, 2023 through December 31, 2023 (instead of through the end of the 2023 ONSG PSP performance period of December 31, 2025) at or above 138.5% of the financial plan, are as follows: $6,249,943 for Mr. Mahoney, $1,649,977 each for Messrs. Brennan and Fitzgerald, $1,199,966 for Mr. Butcher and $1,049,994 for Mr. Mirviss.
We value service-based RSUs based on the closing price of shares of our common stock on the date of grant.
For more information regarding the stock awards we granted in 2023, please see the Grants of Plan-Based Awards table. For a more detailed description of the assumptions used in determining grant date fair values of RSUs granted in 2023, please see Note K— Stock Incentive and Purchase Plans to our 2023 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)The amounts included in the “Option Awards” column represent the aggregate grant date fair value of all stock options granted during each of 2021, 2022, and 2023 under our 2011 LTIP, on the date of grant. These values have been determined in accordance with FASB ASC Topic 718. For a more detailed description of the assumptions used in determining grant date fair values of stock options granted in 2023, please see Note K — Stock Incentive and Purchase Plans to our 2023 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023. For more information regarding the stock option awards we granted in 2023, please see the Grants of Plan-Based Awards table.
(4)Amounts in the “Non-Equity Incentive Plan Compensation” column represent cash awards made under our Annual Bonus Plan to our NEOs paid in February of the following year. Such amounts may be deferred under the Deferred Bonus Plan.
For further information regarding the 2023 ABP Awards, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives,” the narrative to this table, and “Nonqualified Deferred Compensation.”
(5)The amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the change in the actuarial present value of the accumulated benefit under our Executive Retirement Plan for each retirement plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements as compared to the prior retirement plan measurement date.
Please see the narrative and related footnotes to the table in the section titled “Defined Benefit Retirement Plan” for more information regarding the accrued benefits for each NEO under this plan. No amount is included with respect to nonqualified deferred compensation earnings because there were no above-market or preferential earnings on nonqualified deferred compensation.
(6)The amounts shown for 2023 in the “All Other Compensation” column are composed of the following components:

Name	Match (401(k) Plan) ($)(a)	Aircraft ($)(b)	Term Life Insurance ($)(c)	Financial Planning ($)(d)	Overseas & Relocation Expenses ($)(e)	Overseas & Relocation Expense Tax Gross-Up ($)(f)	Other ($)(g)	Total All Other Compensation ($)
Michael F. Mahoney	19,800	150,000	4,902	13,255	—	—	2,224	190,181
Daniel J. Brennan	19,800	—	3,877	—	—	—	—	23,677
Arthur C. Butcher	19,800	—	1,717	10,600	23,691	—	6,491	62,299
Joseph M. Fitzgerald	19,800	—	5,881	—	—	—	1,691	27,372
Jeffrey B. Mirviss	19,800	—	3,111	13,255	—	—	15,332	51,498
(a)The amounts shown in this column represent matching contributions made by the Company for each NEO under our 401(k) Retirement Savings Plan. All individual and matching contributions to the 401(k) Retirement Savings Plan are fully vested upon contribution.
(b)Mr. Mahoney is permitted reasonable personal use of our corporate aircraft up to $150,000 per year in aggregate incremental cost to us, but he is not entitled to reimbursement by us for any taxes resulting from imputed income attributable to his personal use of the corporate aircraft. Spouse and/or other guests may accompany Mr. Mahoney on some flights, and any incremental costs associated with such guests are in included in Mr. Mahoney’s aggregate personal use amount. In light of the fact that Mr. Mahoney’s travel plans are subject to change on short notice, the Company agreed that he may use our corporate aircraft for his service on the

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Executive Compensation
board of directors of Baxter International, Inc., which service ended in September 2023, so long as he fully reimburses us for the incremental costs associated with such travel or such costs are counted against his annual personal use amount.
The amount reflected in the “Aircraft” column represents the aggregate incremental costs to us for personal use by Mr. Mahoney of our corporate aircraft, as well as any incremental costs associated with persons accompanying such officer on business travel. We calculate the incremental cost to us by dividing the total annual variable operating costs for the corporate aircraft by the number of in-flight hours during the year. The resulting dollar per hour amount is then multiplied by the number of hours flown for personal use by the executive officer during the year, including the “dead head” costs of flying the aircraft to and from locations for personal use. Our corporate aircrafts are used predominantly for business travel. We do not include the fixed operating costs, such as pilot salary, general taxes and insurance, in the incremental cost calculation. The incremental cost does not include amounts attributable to the NEO for increased income taxes we incurred in 2023 as a result of disallowed deductions related to personal use under Internal Revenue Service rules. For 2023, the reflected amounts exclude $908,035 of disallowed corporate income tax deductions attributable to the personal use of the corporate aircraft during the year by Mr. Mahoney. Mr. Mahoney was taxed on the imputed income attributable to his respective personal use of the corporate aircraft and did not receive tax assistance from the Company with respect to this amount.
(c)Amounts in the “Term Life Insurance” column consist of imputed income for Company-paid term life insurance attributable to our NEOs.
(d)Amounts in the “Financial Planning” column reflect fees paid to a service provider for financial planning services which are available for our executive officers, including our NEOs. The program provides financial counseling and planning, investment and retirement management, insurance planning, and income tax planning and preparation services through a single service provider for US-based executive officers. Executive officers located outside of the United States are eligible for reimbursement. In approving the program in 2019, the Compensation Committee considered the overall cost of the benefit, prevalence of the benefit in the market, and benefit to the Company of reducing potential distraction to executive officers of complex personal financial situations.
(e)Mr. Butcher received benefits in 2023 relating to his overseas assignment in 2022 and a prior overseas assignment in Japan. The benefits were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid to the service provider or Mr. Butcher, as applicable. The amount consists of $23,691 in local tax payments, bank fees, and tax-related services incurred during fiscal year 2023.
Separately, in connection with Mr. Butcher’s repatriation to the United States in 2022, the Company made Singapore tax payments on Mr. Butcher’s behalf equal to (i) $325,005, which amount was reported as income in Mr. Butcher’s 2022 taxes, and (ii) a $1,344,080 exit tax on unvested equity awards, which amount was reported as income in Mr. Butcher’s 2023 taxes. Mr. Butcher also received a tax gross-up of $7,821 from the Company in 2022 and a tax gross-up of $106,627 from the Company in 2023, in each case, related to benefits he received in 2022. These 2022 Singapore tax payments and tax-gross up were omitted from the Summary Compensation Table and corresponding Pay Versus Performance Table in the Company’s Proxy Statement for fiscal year 2022 (in part inadvertently and in part as a result of certain amounts becoming available after the 2022 proxy was filed) and are corrected and included in both tables in this Proxy Statement.
(f)Mr. Butcher did not receive a tax gross-up payment in 2023 related to benefits received from January through October 2023, the overseas tax year in Singapore. Mr. Butcher made a tax equalization payment of $148,238 to the Company in 2023 for overseas benefits he received in 2022.
(g)Amounts in the “Other” column consist of the costs of miscellaneous gifts/prizes and annual physical examinations, where applicable.
(7)The sum of the components reported may not equal the total amount reported due to rounding.
(8)Mr. Butcher was not a NEO during 2021. In accordance with SEC rules, we are reporting data only for the fiscal years in which he was a NEO.

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Executive Compensation
Grants of Plan-Based Awards
The table below presents information regarding awards granted under the Company’s 2023 Annual Bonus Plan and 2011 LTIP, including those pursuant to the Company’s 2023 Performance Share Programs, during the year ended December 31, 2023. For a description of material factors helpful for an understanding of the information in the table below, please see the Compensation Discussion & Analysis and the narrative to this table.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date(3)	Date Approved	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael F. Mahoney			—	2,170,000	4,882,500
2/14/2023(6)		2/8/2023				19,828	66,095	132,190				4,222,810
2/14/2023(7)		2/8/2023				33,047	66,095	132,190				3,124,972
2/14/2023(8)		2/8/2023							66,095			3,124,972
2/14/2023(8)		2/8/2023								171,984	47.28	3,124,984
Daniel J. Brennan			—	885,577	1,992,548
2/14/2023(6)		2/8/2023				5,234	17,449	34,898				1,114,817
2/14/2023(7)		2/8/2023				8,724	17,449	34,898				824,989
2/14/2023(8)		2/8/2023							17,449			824,989
2/14/2023(8)		2/8/2023								45,404	47.28	825,000
Arthur C. Butcher			—	506,269	1,139,105
2/14/2023(6)		2/8/2023				3,807	12,690	25,380				810,764
2/14/2023(7)		2/8/2023				6,345	12,690	25,380				599,983
2/14/2023(8)		2/8/2023							12,690			599,983
2/14/2023(8)		2/8/2023								33,021	47.28	599,998
Joseph M. Fitzgerald			—	680,038	1,530,086
2/14/2023(6)		2/8/2023				5,234	17,449	34,898				1,114,817
2/14/2023(7)		2/8/2023				8,724	17,449	34,898				824,989
2/14/2023(8)		2/8/2023							17,449			824,989
2/14/2023(8)		2/8/2023								45,404	47.28	825,000
Jeffrey B. Mirviss			—	491,252	1,105,318
2/14/2023(6)		2/8/2023				3,331	11,104	22,208				709,435
2/14/2023(7)		2/8/2023				5,552	11,104	22,208				524,997
2/14/2023(8)		2/8/2023							11,104			524,997
2/14/2023(8)		2/8/2023								28,893	47.28	524,992
(1)The amounts in these columns reflect target and maximum payouts under the 2023 Annual Bonus Plan. There is no threshold-level payout under the 2023 Annual Bonus Plan. The maximum possible payout under the 2023 Annual Bonus Plan is 225% of the target payout, representing the product of (i) a maximum of 150% of the target payout based on Company performance metrics and (ii) a maximum of 150% of the target payout based on individual performance objectives. The actual amount earned by each NEO under the 2023 Annual Bonus Plan is reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For additional information about our 2023 Annual Bonus Plan and a discussion of how these amounts are determined, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives” and the section titled “2023 Annual Bonus Plan” in the narrative to this table.
(2)The amounts in these columns reflect threshold, target and maximum share issuance under our 2023 rTSR PSP and 2023 ONSG PSP. The target performance-based RSUs awarded under these programs were granted to our NEOs in February 2023 as part of our annual review process and were awarded under our 2011 LTIP, as effective on the date of grant. For additional details regarding the awards to our NEOs pursuant to our 2023 rTSR PSP and 2023 ONSG PSP, please see footnotes 6 and 7 to this Grants of Plan-Based Awards table, respectively.

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(3)The Compensation Committee approved the awards in this table on February 8, 2023, with a grant date of February 14, 2023.
(4)The amounts in these columns reflect the number of service-based RSUs and stock options granted to our NEOs under our 2011 LTIP as effective on the date of grant during 2023.
(5)The amounts in this column have been determined in accordance with FASB ASC Topic 718. See footnotes 2 and 3 to the Summary Compensation Table for a description of the assumptions used in determining the grant date fair value of these awards.
(6)These awards were granted pursuant to our 2023 rTSR PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 30% of the target rTSR performance-based RSUs awarded under the program. The maximum share issuance for each award is 200% of the target rTSR performance-based RSUs awarded under the 2023 rTSR PSP. For additional information about our 2023 rTSR PSP and a discussion of how these amounts are determined, please see the section titled “2023 Relative Total Shareholder Return Performance Share Program” in the narrative to this table.
(7)These awards were granted pursuant to our 2023 ONSG PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 50% of the target Organic Net Sales Growth performance-based RSUs awarded under the program. The maximum share issuance for each award is 200% of the target Organic Net Sales Growth performance-based RSUs awarded under the 2023 ONSG PSP. For additional information about our 2023 ONSG PSP and a discussion of how these amounts are determined, please see the section titled “2023 Organic Net Sales Growth Performance Share Program” in the narrative to this table.
(8)These awards were granted as part of our annual review process and awarded under our 2011 LTIP, as effective on the respective date of grant.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The following provides information about the terms of our 2023 Annual Bonus Plan, 2023 Performance Share Programs and our 2011 LTIP, pursuant to which our NEOs were awarded short- and long-term incentive compensation, as applicable and detailed in the tables above. For additional information regarding the awards granted pursuant to these plans and programs to our NEOs in 2023, please see the Compensation Discussion & Analysis in this Proxy Statement.
2023 Annual Bonus Plan
Our 2023 Annual Bonus Plan is administered by our Compensation Committee. The plan year for our 2023 Annual Bonus Plan ran from January 1, 2023 to December 31, 2023. Generally, all U.S. salaried employees not eligible for commissions under sales compensation plans and certain international employees selected for participation were eligible to participate in our 2023 Annual Bonus Plan, provided they had completed at least two full months of service during the plan year. Participants generally must be employed with us on the date that payments are made in order to receive awards under the plan. However, in the event of death or retirement or certain involuntary terminations without cause, in each case, as described in the 2023 Annual Bonus Plan, participants may receive their annual bonus for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate. Participants who have at least two months of eligibility, but less than a full year, similarly may receive awards under the 2023 Annual Bonus Plan on a prorated basis.
Target Incentive Award Opportunity
Eligible participants are provided with a target incentive award opportunity under the 2023 Annual Bonus Plan expressed as a percentage of his or her base salary. For a discussion of the 2023 target incentive award opportunities for our NEOs, please see the Compensation Discussion & Analysis sections titled “Individual Target Incentive Award Opportunity” and “2023 Annual Bonus Plan Awards Paid to Our NEOs.”
Company Performance Funds Total Bonus Pool
Company Performance Metrics and Weighting. Under the 2023 Annual Bonus Plan, after year-end, a single Company-wide annual bonus pool (Total Bonus Pool) is funded based on the Company’s performance measured against important Company-level financial performance metric targets. For 2023, our Compensation Committee selected Adjusted EPS and Adjusted Net Sales as our Company-level financial performance metrics, weighted at 40% and 45% respectively. The Compensation Committee also included an ESG scorecard, consisting of DE&I, Employee Engagement and Environmental metrics, with a total weighting of 15%, with each component given a target weighting of 5%.

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Executive Compensation
Company Metrics Defined. For purposes of our 2023 Annual Bonus Plan: (i) Adjusted EPS equals adjusted net income (loss) divided by weighted average shares outstanding for the performance year (adjusted net income (loss) equals GAAP net income (loss) excluding certain charges (credits) from GAAP net income, including, but not limited to, amortization expense, goodwill and intangible asset impairment charges, acquisition/divestiture- related net charges (credits), investment portfolio gains and losses, restructuring and restructuring-related net charges (credits), and certain litigation-related net charges (credits), EU Medical Device Regulation implementation costs, debt extinguishment charges, deferred tax expenses (benefits) and discrete tax items); (ii) Adjusted Net Sales is calculated on a constant currency basis that excludes the impact of foreign currency fluctuations, which are highly variable and difficult to predict, and other adjustments; and (iii) the calculation for ESG metric performance is based on ratings assigned to each of the three ESG metrics: DE&I, Employee Engagement and Environmental, based on performance against set targets.
For a discussion of the Company level targets under the 2023 Annual Bonus Plan, funding of the Total Bonus Pool and the individual performance component of the 2023 Annual Bonus Plan, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives.”
2023 Relative Total Shareholder Return Performance Share Program
Our 2023 rTSR PSP is administered under our 2011 LTIP, as effective at the time of grant of performance-based RSUs under the program. The rTSR performance-based RSUs awarded under the rTSR PSP vest upon the satisfaction of both the Company performance criteria and service criteria under the 2023 rTSR PSP, subject to acceleration in the event of certain qualifying terminations discussed below. Our executives, including our NEOs, were eligible to participate in the 2023 rTSR PSP, which is administered by our Compensation Committee. For a discussion of the rTSR performance-based RSUs awarded to our NEOs in 2023, please see the Compensation Discussion & Analysis section titled “2023 Long-Term Incentive Awards for our NEOs.”
Company Performance Criteria
For a discussion of the Company performance criteria under the 2023 rTSR PSP, please see the Compensation Discussion & Analysis section titled “2023 Long-Term Incentive Awards for our NEOs.”
Calculation of TSR and Percentile Performance. The TSR for the Company and each other company in the S&P 500 Health Care Index for the three-year performance period is determined based on the following formula:
(Change in Stock Price + Dividends Paid) / Beginning Stock Price
The change in stock price is determined by subtracting the beginning stock price (the daily average closing price of one share of common stock for the two calendar months prior to the beginning of the performance period) from the ending stock price (the daily average closing price of one share of common stock for the last two calendar months of the performance period). The dividends paid are the total of all cash dividends paid on one share of common stock during the performance period.
Following the calculation of the TSR for the three-year performance period for our Company and each of the other companies in the S&P 500 Health Care Index, the companies will be ranked in order of maximum to minimum TSRs for the full three-year performance period. Our percentile performance will be determined by (i) dividing (a) our ranking versus that of the other companies in the S&P 500 Health Care Index minus one, by (b) the total number of companies in the S&P 500 Health Care Index minus one, and (ii) subtracting the result from one.
Service Criteria
Generally under the 2023 rTSR PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2023 rTSR PSP and the 2011 LTIP, a participant must be employed with us on December 31, 2025 to be eligible to receive shares of our common stock in respect of his or her rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied.
For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see “Potential Payments Upon Termination or Change in Control.”

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2023 Organic Net Sales Growth Performance Share Program
Our 2023 ONSG PSP is administered under our 2011 LTIP, as effective at the time of grant of performance-based RSUs under the program. The 2023 grants of Organic Net Sales Growth performance-based RSUs vest upon the satisfaction of both the Company performance criteria and service criteria under the 2023 ONSG PSP, subject to acceleration in the event of certain qualifying terminations discussed below under “Potential Payments Under Termination or Change in Control.” Our executives, including our NEOs, were eligible to participate under the 2023 ONSG PSP, which is administered by our Compensation Committee. For a discussion of the 2023 Organic Net Sales Growth performance-based RSUs awarded to our NEOs in 2023, please see the Compensation Discussion & Analysis section titled “2023 Long-Term Incentive Awards for our NEOs.”
Company Performance Criteria
For a discussion of the Company performance criteria under the 2023 ONSG PSP, please see the Compensation Discussion & Analysis sections titled “Long-Term Incentives” and “2023 Long-Term Incentive Awards for our NEOs.”
Service Criteria
Generally under the 2023 ONSG PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2023 ONSG PSP and the 2011 LTIP, a participant must be employed with us on December 31, 2025 to be eligible to receive shares of our common stock in respect of his or her 2023 Organic Net Sales Growth performance-based RSUs as to which the performance criteria under the program have been satisfied.
For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see “Potential Payments Upon Termination or Change in Control.”
Amended and Restated 2011 Long-Term Incentive Plan
Employees, directors and other individuals who provide services to us and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our success or that of our affiliates are eligible for Awards under our 2011 LTIP.
The purpose of the broad-based equity incentive award opportunities available for grant under our 2011 LTIP is to attract, retain, engage and focus key employees and other eligible participants on achieving long-term stockholder value by rewarding them for the increased performance of our common stock underlying such awards. Our 2011 LTIP is administered by our Compensation Committee and provides for the grant of restricted or unrestricted common stock, restricted stock units, options to acquire our common stock, and stock appreciation rights (SARs), including types of awards subject to attainment of performance conditions. Our 2011 LTIP prohibits repricing or replacement of options or SARs and the issuance of in-the-money options or SARs, and includes limitations on the amounts of grants and payments to any individual within a given year as well as certain other customary limitations.
Generally, the restricted stock units granted to our executives, including our NEOs, vest in four equal annual installments from the first anniversary of the date of grant, subject to continued service on each applicable vesting date. Generally, stock options vest in four equal annual installments, subject to continued service on each applicable vesting date, and expire on the tenth anniversary of the date of grant.

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Certain Separations From Service
Generally, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the applicable award agreement, all equity awards terminate to the extent not vested immediately prior to the cessation of employment, and to the extent vested but not exercised at such time, remain exercisable for the lesser of one year or until the expiration of the stated term of the award. Further, in the event of a termination for “cause” (defined as conviction of, or a failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation), or as a result of reasons that cast such discredit on the individual as to justify immediate termination of the award, in each case, as determined in the Compensation Committee’s sole discretion, all outstanding equity awards (including unexercised stock options, whether vested or unvested) terminate immediately upon notice of such termination.
For a discussion of our plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, including our 2011 LTIP, please see the narrative to the tables appearing in “Potential Payments Upon Termination or Change in Control.” Potential payments to our NEOs in 2023 under such plans or arrangements are included in the tables appearing in “Potential Payments Upon Termination or Change in Control.”
2023 Equity Awards
With respect to our executives, including our NEOs, our Compensation Committee set the mix of equity award opportunities under our 2023 LTI Program at 25% target rTSR performance-based RSUs, 25% target Organic Net Sales Growth performance-based RSUs, 25% stock options and 25% service-based RSUs. The stock options and the service-based RSUs granted in 2023 vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date and except as set forth under “Certain Separations from Service.” rTSR and Organic Net Sales Growth performance-based RSUs typically vest upon satisfaction of both performance and service criteria at the end of the three-year performance period. For a discussion of the 2023 equity awards made to our NEOs, please see the Compensation Discussion & Analysis section titled “Long-Term Incentives.”

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Outstanding Equity Awards at Fiscal Year End
The following table provides information with respect to outstanding unexercised non-qualified stock options and unvested restricted stock units for each NEO as of December 31, 2023.

Name	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael F. Mahoney	2/23/2015	167,026	—	16.31	2/23/2025
	2/22/2016	337,268	—	17.26	2/22/2026
	2/28/2017	296,442	—	24.55	2/28/2027
	2/15/2018	278,086	—	27.09	2/15/2028
	2/21/2019	217,917	—	40.12	2/21/2029
	2/18/2020	182,521	60,841	42.16	2/18/2030
	2/17/2021	117,924	117,925	37.50	2/17/2031
	2/16/2022	46,507	139,522	44.19	2/16/2032
	2/14/2023	—	171,984	47.28	2/14/2033
	2/18/2020					16,307		942,708
	2/17/2021					36,667		2,119,719
	2/16/2022					48,795		2,820,839
	2/14/2023					66,095		3,820,952
	2/17/2021					95,919	(4)	5,545,077
	2/17/2021					146,666	(5)	8,478,761
	2/16/2022					57,121	(6)	3,302,165
	2/14/2023								132,190	(7)	7,641,904
	2/16/2022								130,118	(8)	7,522,122
	2/14/2023								132,190	(9)	7,641,904
Daniel J. Brennan	2/24/2014	13,662	—	13.08	2/24/2024
	2/23/2015	30,173	—	16.31	2/23/2025
	2/22/2016	33,728	—	17.26	2/22/2026
	2/28/2017	72,463	—	24.55	2/28/2027
	2/15/2018	62,569	—	27.09	2/15/2028
	2/21/2019	47,417	—	40.12	2/21/2029
	2/18/2020	41,481	13,828	42.16	2/18/2030
	2/17/2021	29,480	29,482	37.50	2/17/2031
	2/16/2022	12,132	36,397	44.19	2/16/2032
	2/14/2023	—	45,404	47.28	2/14/2033
	2/18/2020					3,706		214,244
	2/17/2021					9,167		529,944
	2/16/2022					12,729		735,863
	2/14/2023					17,449		1,008,727
	2/17/2021					23,979	(4)	1,386,226
	2/17/2021					36,666	(5)	2,119,661
	2/16/2022					14,901	(6)	861,427
	2/14/2023								34,898	(7)	2,017,453
	2/16/2022								33,944	(8)	1,962,303
	2/14/2023								34,898	(9)	2,017,453

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Name	Option Awards							Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Arthur C. Butcher	2/22/2016	8,072		—		17.26	2/22/2026
	6/1/2016	25,412		—		22.71	6/1/2026
	2/28/2017	24,703		—		24.55	2/28/2027
	2/15/2018	27,808		—		27.09	2/15/2028
	2/21/2019	22,195		—		40.12	2/21/2029
	2/18/2020	26,548		8,850		42.16	2/18/2030
	2/17/2021	18,224		18,225		37.50	2/17/2031
	2/16/2022	7,279		21,838		44.19	2/16/2032
	5/2/2022	5,566		16,701	(10)	41.63	5/2/2032
	2/14/2023	—		33,021		47.28	2/14/2033
	2/18/2020							2,372		137,125
	2/17/2021							5,667		327,609
	2/16/2022							7,638		441,553
	2/14/2023							12,690		733,609
	5/2/2022							6,306	(10)	364,550
	2/17/2021							14,823	(4)	856,918
	2/17/2021							22,666	(5)	1,310,321
	2/16/2022							8,940	(6)	516,821
	2/14/2023										25,380	(7)	1,467,218
	2/16/2022										20,366	(8)	1,177,358
	2/14/2023										25,380	(9)	1,467,218
Joseph M. Fitzgerald	2/22/2016	59,021		—		17.26	2/22/2026
	3/3/2017	57,618		—		24.98	3/3/2027
	12/1/2017	306,372		—		26.15	12/1/2027
	2/15/2018	69,521		—		27.09	2/15/2028
	2/21/2019	50,443		—		40.12	2/21/2029
	2/18/2020	41,481		13,828		42.16	2/18/2030
	7/1/2020	116,959	(11)	—		35.28	7/1/2030
	2/17/2021	26,800		26,802		37.50	2/17/2031
	2/16/2022	11,323		33,971		44.19	2/16/2032
	2/14/2023	—		45,404		47.28	2/14/2033
	2/18/2020							3,706		214,244
	2/17/2021							8,334		481,789
	2/16/2022							11,880		686,783
	2/14/2023							17,449		1,008,727
	2/17/2021							21,799	(4)	1,260,200
	2/17/2021							33,332	(5)	1,926,923
	2/16/2022							13,907	(6)	803,964
	2/14/2023										34,898	(7)	2,017,453
	2/16/2022										31,680	(8)	1,831,421
	2/14/2023										34,898	(9)	2,017,453

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Name	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Jeffrey B. Mirviss	2/23/2015	30,172	—	16.31	2/23/2025
	2/22/2016	33,726	—	17.26	2/22/2026
	2/28/2017	32,938	—	24.55	2/28/2027
	2/15/2018	30,589	—	27.09	2/15/2028
	12/3/2018	29,114	—	38.51	12/03/2028
	2/21/2019	36,319	—	40.12	2/21/2029
	2/18/2020	31,526	10,509	42.16	2/18/2030
	2/17/2021	21,440	21,441	37.50	2/17/2031
	2/16/2022	8,492	25,478	44.19	2/16/2032
	2/14/2023	—	28,893	47.28	2/14/2033
	2/18/2020					2,817		162,851
	2/17/2021					6,667		385,419
	2/16/2022					8,910		515,087
	2/14/2023					11,104		641,922
	2/17/2021					17,439	(4)	1,008,149
	2/17/2021					26,666	(5)	1,541,561
	2/16/2022					10,430	(6)	602,958
	2/14/2023								22,208	(7)	1,283,844
	2/16/2022								23,760	(8)	1,373,566
	2/14/2023								22,208	(9)	1,283,844
(1)All stock options are non-qualified stock options and vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(2)Unless otherwise noted, all service-based RSUs vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(3)Unless otherwise noted, the amounts reflected in this column are based on the closing price of our common stock on the last trading day of 2023, which was $57.81.
(4)In February 2021, each of our NEOs was awarded FCF performance-based RSUs under our 2021 FCF PSP. Our Adjusted FCF performance over the one-year performance period that ended December 31, 2021 was 115.4% relative to target performance for the same period. Accordingly, in February 2022, the Compensation Committee determined that pursuant to the terms of the 2021 FCF PSP, 130.8% of the target number of FCF performance-based RSUs had satisfied the performance criteria under the program. These awards were settled in January 2024.
(5)In February 2021, each of our NEOs was awarded TSR performance-based RSUs under our 2021 rTSR PSP. Our rTSR performance was 84th percentile relative to that of the other companies in the S&P 500 Health Care Index over the performance cycle comprising the three-year period that ended December 31, 2023. Accordingly, in February 2024, the Compensation Committee determined that pursuant to the terms of the 2021 rTSR PSP, 200% of the target number of rTSR performance-based RSUs had been earned based on the performance criteria under the program. These awards were settled in February 2024.
(6)In February 2022, each of our NEOs was awarded FCF performance-based RSUs under our 2022 FCF PSP. Our Adjusted FCF performance over the one-year performance period that ended December 31, 2022 was 93.9% relative to target performance for the same period. Accordingly, in February 2023, the Compensation Committee determined that pursuant to the terms of the 2022 FCF PSP, 87.8% of the target number of FCF performance-based RSUs had satisfied the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that will be delivered or otherwise made available to our NEOs no later than January 15, 2025 in settlement of the units awarded to them in 2022 so long as the service criteria is also satisfied. As of December 31, 2023, such units were unearned and remained subject to forfeiture under the terms of the 2022 FCF PSP.
(7)In February 2023, each of our NEOs was awarded Organic Net Sales Growth performance-based RSUs under our 2023 ONSG PSP. In accordance with the SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2023 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because

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the number of units that would have been earned based on actual results under the performance conditions for the one-year period from January 1, 2023 through December 31, 2023 (instead of through the end of the performance period on December 31, 2025) was between the target and maximum level of performance under the program.
(8)In February 2022, each of our NEOs was awarded rTSR performance-based RSUs under our 2022 rTSR PSP. In accordance with the SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2023 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the two-year period from January 1, 2022 through December 31, 2023 (instead of through the end of the performance period on December 31, 2024) was between the target and maximum level under the program.
(9)In February 2023, each of our NEOs was awarded rTSR performance-based RSUs under our 2023 rTSR PSP. In accordance with SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2023 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the one-year period from January 1, 2023 through December 31, 2023 (instead of through the end of the performance period on December 31, 2025) was between the target and maximum level of performance under the program.
(10)On May 2, 2022, Mr. Butcher was granted stock awards in connection with his promotion to Executive Vice President, Group President, MedSurg and Asia Pacific. The RSU and non-qualified stock option awards for Mr. Butcher each vest in four equal annual installments, beginning on the first anniversary of the date of each grant.
(11)Mr. Fitzgerald was granted an equity incentive award in the form of a non-qualified stock option, which vested in one single installment on January 1, 2023, in connection with his offer of employment as the Executive Vice President and President, Interventional Cardiology.
Options Exercised and Stock Vested
The following table sets forth information regarding stock options that were exercised and RSUs that vested for our NEOs during the year ended December 31, 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael F. Mahoney	340,066	12,979,359	143,977	6,692,737
Daniel J. Brennan	53,182	1,712,363	33,480	1,556,338
Arthur C. Butcher	18,893	626,042	21,816	1,027,110
Joseph M. Fitzgerald	115,110	4,703,150	33,476	1,556,443
Jeffrey B. Mirviss	—	—	24,585	1,148,197
(1)The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the average sale price of the shares sold on the date of sale.
(2)The amounts shown in this column represent the number of shares vested or earned multiplied by the closing price of our common stock on the vesting date.
Defined Benefit Retirement Plan
All of our executive officers, including our NEOs, are eligible to participate in our defined benefit Executive Retirement Plan, as amended and restated, effective June 1, 2022 (Executive Retirement Plan). The Executive Retirement Plan is a defined benefit plan that is intended to provide a clear and consistent approach to managing retirement-eligible executive departures with a standard, mutually understood separation and post-employment relationship. The Executive Retirement Plan provides retiring executives with a lump sum benefit of 2.5 months of salary for each year of service, up to a maximum of 36 months’ pay. The lump sum payments are made in the first payroll period after the last day of the six-month period following retirement. Receipt of payment is conditioned upon the retiring employee entering into a separation agreement with us that includes a release of claims and customary non-disclosure, non-competition, non-solicitation and non-disparagement clauses in favor of the Company. The Executive Retirement Plan provides that in the event the executive breaches the non-competition or non-solicitation provision of his or her separation agreement, the executive must, in addition to any other court-ordered relief, repay to the Company all amounts paid under the Executive Retirement Plan.

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To receive benefits under the Executive Retirement Plan, upon his or her retirement an executive’s age plus his or her years of service with us must exceed 65 years (provided that the executive is at least 55 years old and has been employed by us for at least five years). For purposes of the Executive Retirement Plan, “retirement” means any separation from service (as defined therein) other than a termination for “cause” (defined as conviction of, or failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation). In addition, if an executive dies and is otherwise eligible for benefits under the Executive Retirement Plan on the date of his or her death, benefits under the Executive Retirement Plan will be paid within 60 days of the executive’s death.
For retirement-eligible NEOs as of December 31, 2023 (Messrs. Mahoney, Brennan, Fitzgerald and Mirviss), the present value of accrued benefits is calculated as the value of their lump sum benefit under the Executive Retirement Plan based on the NEO’s base salary, age and number of years of credited service as of December 31, 2023. For our NEO who was not eligible for retirement as of December 31, 2023 (Mr. Butcher, who will be retirement eligible in 2025), the present value of accrued benefits is calculated based on the respective NEO’s base salary, age and number of years of credited service as of December 31, 2023, discounted to December 31, 2023 from the earliest retirement eligibility date, using a discount rate of 4.83% per year. This valuation methodology is consistent with the methodology we use for financial statement accounting purposes, except that NEOs are assumed to remain employed by us until their earliest retirement age under the Executive Retirement Plan (or their age on December 31, if eligible for retirement on that date). For financial statement accounting purposes, the valuation considers the probability that the executives will achieve retirement age. For a more detailed description of the assumptions used in valuing accrued benefits under the Executive Retirement Plan, please see Note Q — Employee Retirement Plans to our 2023 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2023.
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the numbers of years of service credited to each NEO, under our Executive Retirement Plan as of December 31, 2023.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Michael F. Mahoney	BSC Executive Retirement Plan	12.20	3,558,334	—
Daniel J. Brennan	BSC Executive Retirement Plan	27.06	2,415,211	—
Arthur C. Butcher	BSC Executive Retirement Plan	27.00	1,884,075	—
Joseph M. Fitzgerald	BSC Executive Retirement Plan	33.21	2,400,136	—
Jeffrey B. Mirviss	BSC Executive Retirement Plan	25.12	1,965,008	—
(1)The numbers of years of credited service reflect the NEO’s actual years of service as of December 31, 2023. We do not credit additional years of service under the plan. Rather, the plan provides that the number of years of credited service is calculated through the NEO’s last day worked. Partially completed years of service are prorated based on calendar days and calculated to the second decimal point.
(2)Amounts are computed as of December 31, 2023, the same retirement plan measurement date used for financial statement reporting purposes for our audited financial statements for the year ended December 31, 2023.
Nonqualified Deferred Compensation
The Company’s Deferred Bonus Plan (Deferred Bonus Plan) provides certain of our management, including our NEOs, an opportunity to defer a portion of their annual award under our Annual Bonus Plan. The Deferred Bonus Plan provides participants the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of (i) termination of employment or (ii) an elected distribution date, such election to be made by June 30th of each year. Investment choices under the Deferred Bonus Plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, participants may not elect to invest in the BSC Stock Fund. Distributions under the Deferred Bonus Plan are in either lump sum payments or annual installments over a period of two to five years, as specified by the participant. Under our Deferred Bonus Plan, there were no deferral elections by any of our NEOs in 2021. In 2022 and 2023, Mr. Butcher elected to defer 30% and 60%, respectively, of his 2022 and 2023 Annual Bonus Plan Awards payable in 2023 and 2024. Messrs. Fitzgerald and Mahoney elected to defer 75% of their 2022 and 2023 Annual Bonus Plan Awards payable in 2023 and 2024.

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In September 2004, we committed to fund a special one-time contribution to our 401(k) Retirement Savings Plan for the benefit of our employees. In June 2005, we adopted an Excess Benefit Plan, a non-qualified deferred compensation plan designed to provide specific supplemental benefits to those employees who would have exceeded the 2004 Internal Revenue Code contribution limits if the special contribution had been made to their 401(k) Retirement Savings Plan accounts. Accordingly, the historic Excess Benefit Plan was established to accept the “overflow” contributions resulting from the special one-time contribution on behalf of participating employees, including certain of our NEOs. Investment choices under the historic Excess Benefit Plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, executive officers may not elect to invest in the BSC Stock Fund. The investment elections are made by each participant and may be changed daily. Generally, a lump sum cash payment of their respective account balances under the Excess Benefit Plan is made to participants determined to be “specified employees,” including certain of our NEOs, commencing no earlier than six months and one day following their “separation from service.”
The table below shows the aggregate earnings and balances for each of our NEOs under our historic Excess Benefit Plan and Deferred Bonus Plan as of December 31, 2023.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(1)
Michael F. Mahoney(2)	Excess Benefit Plan	—	—	—	—	—
	Deferred Bonus Plan	—	1,708,875	429,075	—	2,960,827
Daniel J. Brennan	Excess Benefit Plan	—	—	16,436	—	89,074
	Deferred Bonus Plan	—	—	—	—	—
Arthur C. Butcher	Excess Benefit Plan	—	—	11,642	—	73,764
	Deferred Bonus Plan	—	141,336	310,476	—	1,831,529
Joseph M. Fitzgerald	Excess Benefit Plan	—	—	18,419	—	105,833
	Deferred Bonus Plan	82,485	573,487	847,587	—	5,542,602
Jeffrey B. Mirviss	Excess Benefit Plan	—	—	3,286	—	22,068
	Deferred Bonus Plan	—	—	549,215	—	3,250,689
(1)No portion of the amounts in this column is included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2021, 2022 and 2023 in the Executive Compensation section titled “Summary Compensation Table,” as the earnings were neither above-market nor preferential.
(2)Mr. Mahoney was not employed by the Company when the one-time 401(k) contribution was made to our historic Excess Benefit Plan.
The investment choices under the historic Excess Benefit Plan and the Deferred Bonus Plan and their annual rates of return for the year ended December 31, 2023 are contained in the following table.

Name of Investment Option	2023 Rate of Return (%)
American Funds EuroPacific Growth Fund Class R-6	16.05
Metropolitan West Total Return Bond Fund Class I	6.00
PRIMECAP Odyssey Growth Fund	23.87
T. Rowe Price Institutional Small-Cap Stock Fund	17.55
T. Rowe Price Value Fund I Class	12.27
Vanguard Extended Market Index Fund Institutional Plus Shares	25.42
Vanguard Federal Money Market Fund Investor Shares	5.09
Vanguard Institutional 500 Index Trust Shares	26.28
Vanguard Institutional Index Fund Institutional Plus Shares	26.26
Vanguard Total Bond Market Index Fund Institutional Shares	5.72
Vanguard Total International Stock Index Fund Institutional Shares	15.54
Vanguard Wellington Fund Admiral Shares	14.43

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Potential Payments Upon Termination or Change in Control
Executive Retirement Plan
All of our executives, including our NEOs, are eligible to participate in our Executive Retirement Plan. The Executive Retirement Plan is intended to provide a clear and consistent approach to managing executive departures with a standard mutually-understood separation and post-employment relationship. The benefits payable to our executives upon “retirement” under the Executive Retirement Plan, as well as the present value of amounts accrued thereunder as of December 31, 2023, are reflected in the table and the related footnotes and narrative to the section titled “Defined Benefit Retirement Plan.” In addition, changes in the present value of the benefits under the Executive Retirement Plan from December 31, 2022 to December 31, 2023 are reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table. For further discussion of our Executive Retirement Plan, please see the footnotes and narrative to the table appearing in the section titled “Defined Benefit Retirement Plan.”
Change in Control Agreements
We have entered into Change in Control Agreements with our executives, including our NEOs, and other key employees. Our Change in Control Agreements for our executives are limited to a three-year term and provide that if both a change in control occurs during the term of the agreement and the executive’s employment is terminated either by us without “Cause” or by the executive for “Good Reason” (each as described below) during the two-year period following the change in control, then the executive would be entitled to certain compensation as set forth herein. As part of the ongoing evaluation of our executive compensation programs, our Compensation Committee reviewed the existing form of Change in Control Agreement for executive officers below the CEO level and, in May 2022 approved certain modifications to better align executive compensation with increasing stockholder value following a change in control. The revised Change in Control Agreements provide for a cash severance payment amount following a change in control (as defined therein) of two instead of three times base salary and bonus as provided for under the agreements prior to amendment. These changes will become effective upon expiration of existing Change in Control Agreements and execution of the new form of Change in Control Agreements incorporating this amendment. On the occurrence of the events set forth above, the non-CEO executive officer would be entitled to receive a lump sum payment of two times the sum of (i) the executive’s base salary and (ii) target incentive bonus (or prior year’s bonus, if higher). This change will be applicable to all executive officers below the CEO level by March 2025. Additionally, an executive would be entitled to receive a prorated target incentive bonus for the year in which his or her termination occurred, continuation of health, life insurance and other welfare benefits for up to three years, and reimbursement for up to $100,000 in legal fees and expenses incurred by an executive in disputing termination or enforcing rights under his or her Change in Control Agreement. Our Change in Control Agreements further provide that all equity awards granted to executives require both a change in control and a termination without Cause or resignation by the executive for Good Reason within two years after the change in control in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested.
The Change in Control Agreements include a “best net” provision that requires a reduction in the amount of the severance paid to an executive if the reduction would result in a greater after-tax amount. In exchange for the benefits afforded under our Change in Control Agreements, our executives agree to certain non-disclosure restrictions, a two-year non-solicitation obligation and to execute and not revoke a release in favor of the Company. Executives, including our NEOs, who receive payments under our Change in Control Agreements cannot also receive payments and benefits under our Executive Retirement Plan or Severance Plan For Exempt Employees (the Severance Plan).
For purposes of our Change in Control Agreements, “Cause” generally means willfully engaging in criminal or fraudulent acts or gross misconduct that is demonstrably and materially injurious to us. “Good Reason” generally means, among other things, assignment of duties inconsistent with the executive’s status as an executive or an adverse alteration of the executive’s duties; a reduction in annual base salary or bonus or failure to increase salary at a rate commensurate with that of other key executives; an adverse change in long-term incentive opportunities; failure by the Company to continue to provide comparable benefits or continue in effect, or continue the executive’s participation in, any compensation plan in which the executive participates; the relocation of the executive’s principal place of work more than 50 miles; or failure by the Company to obtain a satisfactory agreement from any successor entity to agree to perform the Change in Control Agreement.

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Long-Term Incentive Plan
Equity awards granted to our executives under our 2011 LTIP, as previously in effect and as amended, require both a change in control and a subsequent termination without Cause or resignation for Good Reason pursuant to the terms of our Change in Control Agreements for accelerated vesting where the surviving or acquiring entity assumes outstanding awards.
The terms of all service-based RSUs granted in 2023 to our employees, including our NEOs, provide that in the event that the employee’s employment terminates:
(i)due to retirement (as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service-based RSUs will immediately lapse and be forfeited;
(ii)due to death or disability (in each case as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service-based RSUs will vest in full; or
(iii)due to retirement, death or disability after the first anniversary of the equity award grant date, the unvested service-based RSUs will vest in full.
Our 2011 LTIP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2011 Long-Term Incentive Plan.”
Relative Total Shareholder Return Performance Share Programs
Our rTSR PSPs cover our executives, including our NEOs, and are administered by the Compensation Committee. Under our 2021, 2022, and 2023 rTSR PSPs, if a participant’s employment terminates due to death or disability prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period as if the participant had been employed until the end of the three-year performance period. Under our 2021, 2022, and 2023 rTSR PSPs, if a participant’s employment terminates due to retirement after December 31 in the year of grant and prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period, on a prorated basis through the date of retirement; however, such awards will be forfeited in their entirety in the event that retirement occurs on or prior to December 31 in the year of grant.
Pursuant to the terms of our Change in Control Agreements, the rTSR performance-based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. Under our rTSR PSPs and our Change in Control Agreements, if a change in control and a subsequent termination without Cause or resignation for Good Reason occurs after December 31 in the year of grant, but prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program have been satisfied on the last day of the month preceding the date on which the change in control is consummated, on a prorated basis. Such awards will be forfeited in their entirety in the event of a change in control that occurs prior to the end of the first year of the three-year performance period.
Our 2023 rTSR PSP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table —2023 Relative Total Shareholder Return Performance Share Program.”
Organic Net Sales Growth Performance Share Program
Our ONSG PSP covers our executives, including our NEOs, and is administered by our Compensation Committee. Under our 2023 ONSG PSP, if a participant’s employment terminates due to death or disability prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the Organic Net Sales Growth performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period as if the participant had been employed until the end of the three-year performance period. Under our 2023 ONSG PSP, if a participant’s employment terminates due to retirement after December 31 in the year of grant and prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the Organic Net Sales Growth performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period, on a prorated basis through the date of retirement; however, such awards will be forfeited in their entirety in the event that retirement occurs on or prior to December 31 in the year of grant.

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Pursuant to the terms of our Change in Control Agreements, the Organic Net Sales Growth performance-based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. Under our ONSG PSP and our Change in Control Agreements, if a change in control and a subsequent termination without Cause or resignation for Good Reason occurs after December 31 in the year of grant, but prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the Organic Net Sales Growth performance-based RSUs as to which the performance criteria under the program have been satisfied on the last day of the month preceding the date on which the change in control is consummated, on a prorated basis. Such awards will be forfeited in their entirety in the event of a change in control that occurs prior to the end of the first year of the three-year performance period.
Our 2023 ONSG PSP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2023 Organic Net Sales Growth Performance Share Program.”
Free Cash Flow Performance Share Program
Our Free Cash Flow Performance Share Program (FCF PSP), which was replaced in 2023 with the ONSG PSP, covered our executives, including our NEOs, and was administered by our Compensation Committee. Under our 2021 and 2022 FCF PSPs, if a participant’s employment terminates (i) due to retirement after the end of the one-year performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of retirement (however, such awards will be forfeited in their entirety in the event that retirement occurs prior to the end of the one-year performance period), or (ii) due to death or disability at any time before the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied as if the participant had been employed until the end of the three-year service period.
Pursuant to the terms of our Change in Control Agreements, the FCF performance-based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. If such events occur after the end of the one-year performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of the change in control. Such awards would be forfeited in their entirety in the event of a change in control that occurs prior to the end of the one-year performance period.
2023 Annual Bonus Plan
Our 2023 Annual Bonus Plan is generally available to all U.S. salaried personnel not eligible for commissions under sales compensation plans, including our NEOs, and certain international employees working in positions designated by the Company as eligible to participate in the plan. To be eligible to receive their incentive award, participants generally must be employed by us on the date payments are made under the 2023 Annual Bonus Plan. However, in the event of death, retirement or certain involuntary terminations without cause, in each case, as described in the 2023 Annual Bonus Plan, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). Grants of performance incentive awards to our NEOs under our 2023 Annual Bonus Plan are reflected in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column, and our 2023 Annual Bonus Plan is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2023 Annual Bonus Plan,” as well as the Compensation Discussion & Analysis section titled “Short-Term Incentives.”
Severance Plans
We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain payments and benefits for specified periods of time following a qualifying termination. Such benefits are only available in the event of involuntary terminations due to layoff, defined in the severance plan as termination of employment that the Company determines is either (i) due to an anticipated facility relocation or closing or a reduction of staffing levels where the employee has not refused a similar position (as such term is defined under the severance plan) with the Company, or (ii) resulting from an anticipated sale, merger or reorganization of our Company where the employee is not provided an

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opportunity to be employed in a similar position with the acquiring or resulting entity. Executives, including our NEOs, who are eligible to receive payments under our Executive Retirement Plan or who receive severance payments under a Change in Control Agreement are not also eligible to receive payments and benefits under our severance plans.
The Severance Plan provides that director level and above exempt employees, including certain of our NEOs, are eligible for:
(i)two weeks of payments for each completed year of service to the Company, based on the weekly rate of the employee’s salary in effect on the date of his or her termination, with a minimum benefit of 26 weeks and a maximum benefit of 52 weeks;
(ii)one month of subsidized health and dental coverage for each completed year of service to the Company with a minimum benefit of six months and a maximum benefit of 12 months; and
(iii)outplacement services, in each case, in the event of certain involuntary terminations described above.
Additionally, the Severance Plan provides that, in the event of certain involuntary terminations, employees eligible to participate in our Annual Bonus Plan may be entitled to a prorated bonus if such involuntary termination occurs on or after October 1 of a calendar year. The prorated bonus is calculated by multiplying the amount of the bonus an employee would have received for the calendar year, had he or she remained employed by the Company until the bonus payment date (or, if less, the target bonus) (Bonus), times a fraction, as follows:

Bonus	x	number of days in which employee was bonus eligible during calendar year number of days in the calendar year
Under the Severance Plan, the payment of severance benefits is subject to the Company’s receipt of a release of claims. In addition, the maximum severance payment available under the plan is limited to twice the Internal Revenue Code dollar limitation in effect for qualified plans for the calendar year immediately preceding the calendar year in which the termination occurs.
The following tables show potential payments to Messrs. Mahoney, Brennan, Butcher, Fitzgerald and Mirviss under existing agreements, plans or other arrangements, for various scenarios involving a change in control or termination of employment, in each case assuming the termination was effective before the end of the day on December 31, 2023 and, where applicable, using the closing price of our common stock of $57.81 per share on the last trading day of 2023. In each case, amounts in these tables do not include amounts payable, if any, to our NEOs who were not retirement eligible on December 31, 2023 pursuant to our Executive Retirement Plan, which are described in the table and accompanying narrative and footnotes in the section titled “Defined Benefit Retirement Plan.”

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Executive Compensation
Michael F. Mahoney

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	4,200,000	—	—	—
Bonus	—	—	—	—	6,835,500	—	—	—
Pro rata Target Bonus(5)	—	2,170,000	2,170,000	—	2,170,000	2,170,000	2,170,000	2,170,000
Total Cash Severance	—	2,170,000	2,170,000	—	13,205,500	2,170,000	2,170,000	2,170,000
Benefits
Health and Welfare Benefits(6)	—	—	—	—	56,785	—	—	—
Post-Termination Life Insurance	—	—	—	—	2,376	—	—	—
Executive Retirement Plan(7)	—	3,558,334	3,558,334	—	—	3,558,334	3,558,334	3,558,334
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	3,558,334	3,558,334	—	59,161	3,558,334	3,558,334	3,558,334
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	5,247,508	5,247,508	—	7,058,500	7,058,500	7,058,500	5,247,508
Value of Accelerated Restricted Stock Units(10)	—	27,123,332	27,123,332	—	30,944,284	49,836,151	49,836,151	27,123,332
Total Value of Accelerated Equity Grants	—	32,370,840	32,370,840	—	38,002,784	56,894,651	56,894,651	32,370,840
Total Value: All Benefits	—	38,099,174	38,099,174	—	51,267,445	62,622,985	62,622,985	38,099,174

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Daniel J. Brennan

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	1,610,140	—	—	—
Bonus	—	—	—	—	1,800,480	—	—	—
Pro rata Target Bonus(5)	—	885,577	885,577	—	885,577	885,577	885,577	885,577
Total Cash Severance	—	885,577	885,577	—	4,296,197	885,577	885,577	885,577
Benefits
Health and Welfare Benefits(6)	—	—	—	—	41,884	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,905	—	—	—
Executive Retirement Plan(7)	—	2,415,211	2,415,211	—	—	2,415,211	2,415,211	2,415,211
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	2,415,211	2,415,211	—	43,789	2,415,211	2,415,211	2,415,211
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	1,310,915	1,310,915	—	1,789,019	1,789,019	1,789,019	1,310,915
Value of Accelerated Restricted Stock Units(10)	—	6,868,435	6,868,435	—	7,877,161	12,853,302	12,853,302	6,868,435
Total Value of Accelerated Equity Grants	—	8,179,350	8,179,350	—	9,666,180	14,642,321	14,642,321	8,179,350
Total Value: All Benefits	—	11,480,138	11,480,138	—	14,006,166	17,943,109	17,943,109	11,480,138

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Executive Compensation
Arthur C. Butcher

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	660,000	—	1,350,050	—	—	—
Bonus	—	—	—	—	1,012,538	—	—	—
Pro rata Target Bonus(5)	—	—	506,269	—	506,269	—	506,269	—
Total Cash Severance	—	—	1,166,269	—	2,868,857	—	506,269	—
Benefits
Health and Welfare Benefits(6)	—	—	19,890	—	66,963	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,596	—	—	—
Executive Retirement Plan(7)	—	—	—	—	—	—	—	—
Other Benefits(8)	—	—	2,000	—	—	—	—	—
Total Benefits	—	—	21,890	—	68,559	—	—	—
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	—	—	—	1,076,308	1,076,308	1,076,308	—
Value of Accelerated Restricted Stock Units(10)	—	—	—	—	5,301,144	8,800,301	8,800,301	—
Total Value of Accelerated Equity Grants	—	—	—	—	6,377,452	9,876,609	9,876,609	—
Total Value: All Benefits	—	—	1,188,159	—	9,314,868	9,876,609	10,382,878	—

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Joseph M. Fitzgerald

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	2,400,136	—	—	—
Bonus	—	—	—	—	2,293,947	—	—	—
Pro rata Target Bonus(5)	—	680,038	680,038	—	680,038	680,038	680,038	680,038
Total Cash Severance	—	680,038	680,038	—	5,374,121	680,038	680,038	680,038
Benefits
Health and Welfare Benefits(6)	—	—	—	—	56,689	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,884	—	—	—
Executive Retirement Plan(7)	—	2,400,136	2,400,136	—	—	2,400,136	2,400,136	2,400,136
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	2,400,136	2,400,136	—	58,573	2,400,136	2,400,136	2,400,136
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	1,223,442	1,223,442	—	1,701,546	1,701,546	1,701,546	1,223,442
Value of Accelerated Restricted Stock Units(10)	—	6,326,870	6,326,870	—	7,335,597	12,248,956	12,248,956	6,326,870
Total Value of Accelerated Equity Grants	—	7,550,312	7,550,312	—	9,037,143	13,950,502	13,950,502	7,550,312
Total Value: All Benefits	—	10,630,486	10,630,486	—	14,469,837	17,030,676	17,030,676	10,630,486

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Executive Compensation
Jeffrey B. Mirviss

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	1,965,008	—	—	—
Bonus	—	—	—	—	1,473,756	—	—	—
Pro rata Target Bonus(5)	—	491,252	491,252	—	491,252	491,252	491,252	491,252
Total Cash Severance	—	491,252	491,252	—	3,930,016	491,252	491,252	491,252
Benefits
Health and Welfare Benefits(6)	—	—	—	—	56,623	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,551	—	—	—
Executive Retirement Plan(7)	—	1,965,008	1,965,008	—	—	1,965,008	1,965,008	1,965,008
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	1,965,008	1,965,008	—	58,174	1,965,008	1,965,008	1,965,008
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	946,943	946,943	—	1,251,186	1,251,186	1,251,186	946,943
Value of Accelerated Restricted Stock Units(10)	—	4,930,756	4,930,756	—	5,572,679	8,799,202	8,799,202	4,930,756
Total Value of Accelerated Equity Grants	—	5,877,699	5,877,699	—	6,823,865	10,050,388	10,050,388	5,877,699
Total Value: All Benefits	—	8,333,959	8,333,959	—	10,812,055	12,506,648	12,506,648	8,333,959
(1)Employees, including NEOs, are not entitled to any benefits upon termination for cause. All unvested equity awards, as well as all vested but unexercised stock options, are forfeited as of the date of termination for cause.
(2)No benefits were payable upon voluntary termination by our NEOs as of December 31, 2023, unless the NEO was retirement eligible. Messrs. Mahoney, Brennan, Fitzgerald, and Mirviss were retirement eligible as of December 31, 2023.
(3)Amounts in this column represent benefits payable upon involuntary termination by the Company on December 31, 2023 (other than termination for cause or in connection with a change in control). Amounts for Messrs. Mahoney, Brennan, Fitzgerald and Mirviss represent benefits payable pursuant to our 2023 Annual Bonus Plan and Executive Retirement Plan, as applicable. Because Messrs. Mahoney, Brennan, Fitzgerald and Mirviss are eligible to receive benefits under the Executive Retirement Plan, they are not eligible for any payments of benefits under the Severance Plan. Amounts for Mr. Butcher represent benefits payable pursuant to our 2023 Annual Bonus Plan and the Severance Plan only in the event of certain involuntary terminations under the plans where he is not otherwise offered similar employment within the Company.
(4)All equity awards granted to our executives require both a change in control and subsequent termination (without Cause or by the executive for Good Reason) in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested. Amounts in the “Change in Control” column assume that the executive is not terminated subsequent to a change in control and that the surviving or acquiring entity in a change in control transaction provides for the substitution or assumption of outstanding equity awards. The Change in Control Agreements of Messrs. Fitzgerald and Mirviss are subject to severance payouts of three times their respective base salary and bonus upon a change in control, each of which will expire during the first quarter of 2025, at which time their severance multiplier will change from three to two. The Change in Control Agreements of Messrs. Brennan

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and Butcher incorporates the Company’s 2022 modification to the severance multiplier from three to two for executives below the CEO level. Mr. Mahoney’s severance multiplier in the event of a change in control is three times his base salary and bonus. Amounts in the “Termination Following Change in Control” column represent benefits payable under our Change in Control Agreements following termination without Cause or resignation by the executive for Good Reason on December 31, 2023 in connection with, and within two years of, a change in control of the Company. For a further description of our Change in Control Agreements, please see the section titled “Change in Control Agreements” in the narrative to these tables.
(5)Amounts in the “Pro rata Target Bonus” row represent the assumed on-plan bonus under our 2023 Annual Bonus Plan, which is equal to the incentive target amount under the plan, for each of our NEOs.
Under the 2023 Annual Bonus Plan, participants generally must be employed by us on the date payments are made in order to be eligible for their incentive award. However, in the event of death, retirement or certain involuntary terminations without cause, participants generally may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). For a further description of our 2023 Annual Bonus Plan, please see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2023 Annual Bonus Plan,” as well as the Compensation Discussion & Analysis section titled “Short-Term Incentives.”
(6)In determining the value of health and welfare benefits, we used the assumptions used for financial reporting purposes under GAAP.
(7)Amounts in the “Executive Retirement Plan” row represent amounts earned under our Executive Retirement Plan, provided the NEO is eligible for benefits under the plan. In order to be eligible for benefits under the plan, the sum of an executive officer’s age and years of service must equal 65, provided that the executive is at least 55 years old and has completed at least five years of service with us. Messrs. Mahoney, Brennan, Fitzgerald and Mirviss were eligible for benefits under the plan on December 31, 2023.
(8)Amounts in the “Other Benefits” row represent payment of outplacement services under the Severance Plan.
(9)Amounts in the “Value of Accelerated Stock Options” row represent the number of shares underlying in-the-money unvested stock options held by each NEO, multiplied by the difference between that option’s exercise price and $57.81 (the closing price of our common stock on the last trading day of 2023).
(10)Amounts in the “Value of Accelerated Restricted Stock Units” row represent the value of the number of each NEO’s performance and service-based RSUs, the vesting of which would have accelerated as of December 31, 2023, calculated by multiplying the number of accelerated RSUs by $57.81 (the closing price of our common stock on the last trading day of the 2023).
In February 2021, each of our NEOs was awarded rTSR performance-based RSUs under our 2021 rTSR PSP, the attainment of which was based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance period. Our rTSR performance was ranked 84th percentile relative to that of the other companies in the S&P 500 Health Care Index over the performance cycle comprising the three-year period that ended December 31, 2023. Accordingly, in February 2024, the Compensation Committee determined that pursuant to the terms of the 2021 rTSR PSP, 200% of the target number of rTSR performance‐based RSUs had been earned based on the performance criteria under the program. As a result, 265,996 shares of common stock were delivered or otherwise made available to our NEOs under the 2021 rTSR PSP.
In February 2022 and 2023, each of our NEOs was awarded rTSR performance-based RSUs under our 2022 and 2023 rTSR PSPs, respectively, the attainment of which will be based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance and service period (Performance Period). Under the 2022 and 2023 rTSR PSPs, if (a) a participant is terminated without Cause or resigns for Good Reason following a change in control after December 31 in the year of grant but prior to the end of the Performance Period or (b) a participant’s employment terminates due to retirement after December 31 in the year of grant but prior to the end of the Performance Period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program had been satisfied, as of (x) for (a) above, the last day of the month preceding the date on which the change in control is consummated and (y) for (b) above, the end of the Performance Period, in each case prorated based on the number of months worked during the Performance Period, rounded to the nearest whole month. In addition, under our 2022 and 2023 rTSR PSPs, if a participant’s employment is terminated due to death or disability before the end of the Performance Period, shares of our common stock will be issued in respect of the rTSR performance-based RSUs as to which the performance criteria under the program has been satisfied at the end of the Performance Period, as if the participant had been employed through the end of the Performance Period.
In February 2023, each of our NEOs was also awarded Organic Net Sales Growth performance-based RSUs under our 2023 ONSG PSP, the attainment of which will be based on the performance of our organic net sales growth against our financial plan over a three-year Performance Period. Under the 2023 ONSG PSP, if (a) a participant is terminated without Cause or resigns for Good Reason following a change in control after December 31 in the year of grant but prior to the end of the Performance Period or (b) a participant’s employment terminates due to retirement after December 31 in the year of grant but prior to the end of the Performance Period, shares of our common stock will be issued in respect of the Organic Net Sales Growth performance-based RSUs as to which the performance criteria under the program had been satisfied, as of (x) for (a) above, the last day of the month preceding the date on which the change in control is consummated and (y) for (b) above, the end of the Performance Period, in each case prorated based on the number of months worked during the Performance Period, rounded to the nearest whole month. In addition, under our 2023 ONSG PSP, if a participant’s employment is terminated due to death or disability before the end of the Performance Period, shares of our common stock will be issued in respect of the Organic Net Sales Growth performance-based RSUs as to which the performance criteria under the program has been satisfied at the end of the Performance Period, as if the participant had been employed through the end of the Performance Period.

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If a NEO’s employment was terminated without Cause or if the NEO resigned for Good Reason following a change in control on December 31, 2023, (a) the awards under our 2022 rTSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 200% of target because the Company’s rTSR performance during the period beginning January 1, 2022 to December 31, 2023 ranked 87th compared to its 62 peers for that period, and (b) the awards under our 2023 rTSR PSP would be forfeited because the change in control did not occur after December 31 in the year of grant. Because we have not yet reached the end of the Performance Period for the awards under the 2022 and 2023 rTSR PSPs, we are unable to ascertain with certainty the value of the TSR performance-based RSUs that the NEOs would be entitled to in the event of retirement, death or disability on December 31, 2023. In such events, assuming that the Company’s performance at the end of the Performance Period is the same as for the one- and two-year periods ended December 31, 2023, (a) the awards under our 2022 rTSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 200% of target, and (b) the awards under our 2023 rTSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 200% of target because the Company’s rTSR performance during the period beginning January 1, 2023 and ended December 31, 2023 ranked 90th percentile relative to that of the other companies in the S&P 500 Health Care Index for that period.
For a discussion of the actual performance under our 2021, 2022, and 2023 rTSR PSPs, please see the footnotes to the table appearing in “Outstanding Equity Awards At Fiscal Year End.”
If a NEO’s employment was terminated without Cause or if the NEO resigned for Good Reason following a change in control on December 31, 2023, the awards under our 2023 ONSG PSP would be forfeited because the change in control did not occur after December 31 in the year of grant. Because we have not yet reached the end of the Performance Period for the awards under the 2023 ONSG PSP, we are unable to ascertain with certainty the value of the Organic Net Sales Growth performance-based RSUs that the NEOs would be entitled to in the event of retirement, death or disability on December 31, 2023. In such event, assuming that the Company’s performance at the end of the Performance Period is the same as for the one-year period ended December 31, 2023, the awards under our 2023 ONSG PSP would accelerate, subject to proration as described in the foregoing paragraph, at 200% of target because the Company’s Organic Net Sales Growth performance during the period beginning January 1, 2023 and ended December 31, 2023 was between target and the maximum level of performance under the program.
In February 2021 and 2022, each of our NEOs was awarded Free Cash Flow (FCF) performance-based RSUs under our 2021 FCF PSP and 2022 FCF PSP, respectively. Our Adjusted FCF performance in 2021 was 115.4% relative to our 2021 internal financial plan; accordingly, in February 2022, the Compensation Committee determined that pursuant to the terms of the 2021 FCF PSP, 130.8% of the target number of FCF performance-based RSUs had been earned under the program. Our Adjusted FCF performance in 2022 was 93.9% relative to our 2022 internal financial plan; accordingly, in February 2023, the Compensation Committee determined that pursuant to the terms of the 2022 FCF PSP, 87.8% of the target number of FCF performance-based RSUs had been earned under the program. All of such units were subject to the satisfaction of the service criteria over a three-year period (inclusive of the performance period). Under the 2021 and 2022 FCF PSPs, if a participant’s employment terminates due to retirement after the performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied on a prorated basis based on the number of months worked during the three-year service period, rounded to the nearest whole month, and if a participant’s employment terminates due to death or disability before the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied, as if the participant had been employed through the end of the three-year service period. Additionally, pursuant to the terms of our Change in Control Agreements, the vesting of FCF performance-based RSUs awarded to our executives will be accelerated on a pro rata basis based on the number of months worked during the three-year service period, rounded to the nearest whole month in the event of both a change in control and a subsequent termination without Cause or resignation for Good Reason.
CEO Pay Ratio
We strive to pay our employees competitively compared to similar positions in the applicable labor market. We follow that approach worldwide, whether for an executive position or an hourly job at a local facility. We take into account location, job level and pay grade, time with us and time in current role, experience and skill set, and adjust compensation annually to match the applicable market. By doing so, we believe we maintain a high-quality, stable workforce. We determined the compensation we paid to the median employee in accordance with this philosophy.
Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to calculate and disclose the total compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Michael F. Mahoney, our CEO. The following paragraphs describe our methodology and the resulting CEO Pay Ratio.
For 2023, our last completed fiscal year:
•the annual total compensation of the employee identified at median of our Company (other than our CEO), was $54,147; and
•the annual total compensation of our CEO was $18,723,735.

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Based on this information, for 2023 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees (other than our CEO) was estimated to be approximately 346 to 1.
The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
To identify the median of the annual total compensation of all our employees and the annual total compensation of the median employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows:
•We determined that, as of December 25, 2023, our employee population, excluding our CEO, consisted of approximately 48,000 individuals. We selected October 30, 2023, which is within the last three months of 2023, as the date we would use to identify the “median employee” to allow sufficient time to identify the median employee given the global scope of our operations.
•With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2023 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $54,147. We calculated the median employee’s actual salary for the 12-month period ended December 31, 2023. In addition, the median employee’s total compensation for 2023 includes a bonus that was paid in early 2024, Company matching contributions to the employee’s 401(k) plan, and premiums and the imputed income for Company-paid term life insurance; and
•With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2023 in the Summary Compensation Table included in this Proxy Statement.

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Pay Versus Performance
This section should be read in conjunction with the Compensation Discussion & Analysis in this Proxy Statement, which includes additional discussion of the objectives of our executive compensation program and how they are aligned with the Company's financial and operational performance.
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) (CAP) and certain financial performance measures of the Company. For further information concerning our pay-for-performance philosophy and how we align executive compensation with the Company’s performance, refer to the Compensation Discussion & Analysis section of this Proxy Statement.
Pay Versus Performance Table

Year(1)	Summary Compensation Table Total for CEO/PEO ($)	Compensation Actually Paid to CEO/PEO ($)(2)	Average Summary Compensation Table for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ millions)	Adjusted Net Sales ($ millions)(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2023	18,723,735	38,596,387	4,869,580	9,125,774	127.84	143.18	1,592	14,257
2022**	16,941,961	21,632,710	4,884,001	5,984,751	102.32	140.29	698	13,206
2021	16,064,039	20,440,299	3,905,481	4,972,710	93.94	143.09	1,041	11,646
2020	13,773,795	(5,088,265)	3,705,762	(443,641)	79.50	113.45	(82)	9,955
(1)The CEO/PEO and NEO/Non-PEO Named Executive Officers included in the above compensation columns reflect the following:

Year	CEO/PEO	Non-PEO NEOs
2023	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jeffrey B. Mirviss and Arthur C. Butcher
2022	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jeffrey B. Mirviss and Arthur C. Butcher
2021	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jeffrey B. Mirviss and David A. Pierce
2020	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jeffrey B. Mirviss and Edward F. Mackey
(2)"Compensation Actually Paid" to the CEO/PEO reflect the following adjustments from Total Compensation reported in the Summary Compensation Table:

Adjustments to Determine Compensation “Actually Paid” for CEO/PEO	2023 ($)	2022 ($)	2021 ($)	2020 ($)
Total Reported in Summary Compensation Table	18,723,735	16,941,961	16,064,039	13,773,795
Less Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	291,667	376,667	360,000	399,686
Plus “Service Cost” for Pension Plans	—	—	—	375,972
Less Amounts Reported under the “Stock Awards” Column of the SCT	10,472,753	9,924,100	9,126,292	8,395,367
Less Amounts Reported under the “Option Awards” Column of the SCT	3,124,984	2,874,985	2,749,999	2,749,991
Plus the Fair Value of Awards Granted during covered year that Remain Unvested as of Year-end	22,483,365	13,748,034	14,273,008	7,458,564
Plus the Change in Fair Value from prior Year-end to current Year-end of Awards Granted prior to covered year that were Outstanding and Unvested as of Year-end	11,223,191	4,283,677	2,596,137	(13,208,804)
Plus the Change in Fair Value from prior Year-end to Vesting Date of Awards Granted prior to covered year that Vested during covered year	55,500	315,254	903,733	(1,942,748)
Less the Fair Value as of prior Year-End of Awards Granted prior to covered year that were Forfeited during covered year	—	480,464	1,160,327	—
Total Adjustments	19,872,652	4,690,749	4,376,260	(18,862,060)
Compensation Actually Paid	38,596,387	21,632,710	20,440,299	(5,088,265)

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“Compensation Actually Paid” does not correlate to the total amount of cash or equity compensation realized during each fiscal year and is different from “realizable” or “realized” compensation as reported in the Compensation Discussion & Analysis. Instead, it is a nuanced calculation that includes the increase or decrease in value of certain elements of compensation over each fiscal year, including compensation granted in a prior year, in accordance with Item 402(v) of Regulation S-K. The amount of compensation ultimately received may, in fact, be different from the amounts disclosed in these columns of the PVP Table.
(3)The average "Compensation Actually Paid" to the Non-PEO NEOs reflect the following adjustments from Total Compensation reported in the Summary Compensation Table, which adjustments include 2022 benefits received by non-PEO Art Butcher that were inadvertently excluded from the “2022 Average” in the Company’s Proxy Statement for fiscal 2022, which amounts are disclosed in footnote 6(e) to the Summary Compensation Table to this Proxy Statement:

Adjustments to Determine Average Compensation “Actually Paid” for Non-PEO NEOs	2023 Average ($)	2022 Average ($)**	2021 Average ($)	2020 Average ($)
Total Reported in Summary Compensation Table	4,869,580	4,884,001	3,905,481	3,705,762
Less Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	121,759	122,326	59,942	121,136
Plus “Service Cost” for Pension Plans	15,308	16,435	—	67,192
Less Amounts Reported under the “Stock Awards” Column of the SCT	2,324,937	2,180,154	1,918,553	1,852,695
Less Amounts Reported under the “Option Awards” Column of the SCT	693,748	693,740	578,120	774,993
Plus the Fair Value of Awards Granted during covered year that Remain Unvested as of Year-end	4,991,284	3,103,987	3,000,519	1,937,832
Plus the Change in Fair Value from prior Year-end to current Year-end of Awards Granted prior to covered year that were Outstanding and Unvested as of Year-end	2,367,857	1,004,348	636,900	(2,652,595)
Plus the Change in Fair Value from prior Year-end to Vesting Date of Awards Granted prior to covered year that Vested during covered year	22,189	65,014	208,010	(753,008)
Less the Fair Value as of prior Year-End of Awards Granted prior to covered year that were Forfeited during covered year	—	92,814	221,585	—
Total Adjustments	4,256,194	1,100,750	1,067,229	(4,149,403)
Compensation Actually Paid	9,125,774	5,984,751	4,972,710	(443,641)
“Compensation Actually Paid” does not correlate to the total amount of cash or equity compensation realized during each fiscal year and is different from “realizable” or “realized” compensation as reported in the Compensation Discussion & Analysis. Instead, it is a nuanced calculation that includes the increase or decrease in value of certain elements of compensation over each fiscal year, including compensation granted in a prior year, in accordance with Item 402(v) of Regulation S-K. The amount of compensation ultimately received may, in fact, be different from the amounts disclosed in these columns of the PVP Table.
**2022 “Total Reported in Summary Compensation Table” for Non-PEO NEOs and resulting 2022 “Compensation Actually Paid” have been adjusted due to tax payments and a tax gross-up paid by the Company on Mr. Butcher’s behalf in connection with his overseas assignment and repatriation to the United States in 2022, discussed in footnote 6(e) to the Summary Compensation Table in this Proxy Statement.
(4)We selected the Standard & Poor (S&P) 500 Health Care Index (referred to herein as the “Health Care Index”) as our peer group for purposes of this disclosure, which was comprised of 63-64 companies for the years 2020 through 2023 included in the S&P 500 that are classified as members of the GICS® Health Care sector primarily engaged in Health Care Equipment and Services, Pharmaceuticals, Biotechnology and Life Sciences, including the Company and other mid-cap and large-cap healthcare companies. The Health Care Index is the same performance peer group selected by the Compensation Committee for determining the achievement of targets of TSR performance-based RSUs granted to our NEOs, including our CEO, between 2020 and 2023. See the Compensation Discussion & Analysis section titled “Long Term Incentives” for additional information.
(5)Adjusted Net Sales represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to our NEOs, including our CEO, for the most recently completed fiscal year to the Company’s performance. Adjusted Net Sales is a non-GAAP financial measure and is calculated as net sales on a GAAP basis excluding the impact of revenue from acquisitions completed after the establishment of the internal financial plan, as applicable, and foreign currency fluctuations. For a reconciliation of Adjusted Net Sales to the most directly comparable GAAP financial measure and insight into how Adjusted Net Sales is considered by management, please see Annex A to this Proxy Statement.

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Pay Versus Performance
Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail in the Compensation Discussion & Analysis section of this Proxy Statement, the Company’s executive compensation program reflects our commitment to pay-for-performance. We selected Adjusted Net Sales as our Company Selected Measure for purposes of evaluating Pay versus Performance because it is a key performance metric within our Annual Bonus Plan and underlying factor in achieving the performance targets for our long-term incentive compensation programs. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table above. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic depictions of the relationships between information presented in the PVP Table.
CAP and TSR
The graph below shows the relationship between (i) the four-year total return to stockholders on our common stock and the return on the Health Care Index, in each case assuming $100 was invested in our common stock and in the Health Care Index on December 31, 2019 and that any dividends were reinvested, and (ii) the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2020 through 2023.
Relationship Between Compensation Actually Paid and Company/Peer Group Total Shareholder Return

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Pay Versus Performance
CAP and Net Income
The graph below shows the relationship between our net income and the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2020 through 2023.
Relationship Between Compensation Actually Paid and Net Income
CAP and Adjusted Net Sales
The graph below shows the relationship between our Adjusted Net Sales and the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2020 through 2023.
Relationship Between Compensation Actually Paid and Adjusted Net Sales

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Pay Versus Performance
Pay Versus Performance Tabular List of Most Important Financial Performance Measures for All NEOs for Fiscal Year 2023
As described in greater detail in the Compensation Discussion & Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for performance philosophy. We utilize metrics for our short- and long-term incentive compensation programs based on an objective of driving profitable growth and increasing shareholder value. Listed below are the financial and non-financial performance measures which in our assessment represent the most important performance measures we used to link compensation actually paid to our NEOs, including our CEO, for 2023, to Company performance.

Adjusted EPS*
Adjusted Net Sales*
DE&I Targets
Employee Engagement Targets
Environmental Targets
Organic Net Sales Growth*
Relative Total Shareholder Return
*    Adjusted EPS, Adjusted Net Sales and Organic Net Sales Growth are not prepared in accordance with GAAP. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP financial measures are considered by management, please see Annex A to this Proxy Statement.

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Equity Compensation Plans
The following table summarizes information as of December 31, 2023 relating to our equity compensation plans pursuant to which grants of stock options, restricted stock awards or other rights to acquire shares may be granted from time to time.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	30,919,154	$35.67	(2)	60,603,475	(3)
Equity compensation plans not approved by security holders(4)	—	$—		—
Total	30,919,154	$35.67		60,603,475
(1)Amounts in columns (a) and (b) include outstanding options under our 2011 LTIP. The amount in column (a) also includes 10,068,025 shares awarded under our 2011 LTIP in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock. Of such amount, approximately 1,982,985 shares are issuable upon settlement of outstanding Company performance‐based RSUs. Shares underlying the 2021, 2022, and 2023 rTSR performance‐based RSUs are earned over a three‐year performance and service period. The 2021 rTSR performance‐based RSUs have been included based on actual performance. The 2022 rTSR performance‐based RSUs have been included assuming maximum achievement of the Company performance criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the maximum number of units in column (a) because the Company’s rTSR performance during the two‐year period from January 1, 2022 through December 31, 2023 under the 2022 rTSR PSP was between target and maximum level of performance under the program. The 2023 rTSR performance‐based RSUs have been included assuming maximum achievement of the Company performance criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the target number of units in column (a) because the Company’s rTSR performance during the one‐year period from January 1, 2023 through December 31, 2023 under the 2023 rTSR PSP was between target and maximum level of performance under the program. Shares underlying the 2021 and 2022 FCF performance‐based RSUs have been included at 130.8% and 87.8% of target, respectively, the actual number of units for which the performance criteria under the programs have been satisfied. Such units remain subject to the individual service criteria under the program, which were met on December 31, 2023 for the 2021 FCF performance-based RSUs. The Organic Net Sales Growth performance-based RSUs have been included assuming maximum achievement of the plan criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the target number of units in column (a) because the Company’s Organic Net Sales Growth performance during the one-year period from January 1, 2023 through December 31, 2023 under the 2023 ONSG PSP was between target and maximum level of performance under the program.
(2)This number excludes 10,068,025 shares in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock granted pursuant to our equity plans included in column (a). These awards allow for the distribution of shares to the grant recipient upon vesting and do not have an associated exercise price. Accordingly, these awards are not reflected in the weighted‐average exercise price.
(3)This number includes, as of December 31, 2023, the 52,054,562 shares available for issuance under our 2011 LTIP and 8,548,913 shares available for purchase by our employees under our Employee Stock Purchase Plan, which are not available for grant in any other form.
(4)We have acquired a number of companies over the past several years. From time to time, we have assumed the acquired company’s incentive plan(s), including the outstanding stock options and warrants, if any, granted under those plan(s). No further stock options are outstanding under assumed plans and no additional stock options may be granted under the assumed plans beyond those assumed in connection with the acquisitions. Assumed stock options that terminate prior to expiration are not available for re-grant.

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Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of our Named Executive Officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.
Vote Required: Majority of votes cast

Summary
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Our Board has determined to provide our stockholders this opportunity on an annual basis, and we expect the next vote to be held at our 2025 Annual Meeting of Stockholders.
As described in the Compensation Discussion & Analysis section of this Proxy Statement, our executive compensation philosophy is to provide appropriate, competitive compensation opportunities to our executives with actual pay outcomes heavily influenced by the achievement of Company performance targets and individual performance objectives (in other words, “pay for performance”) in support of our business strategy and creation of long-term stockholder value.
Executive Compensation Program Best Practices
Our Compensation Committee believes a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following key aspects of executive compensation best practices serve as the foundation for our compensation program:

What We Do

  Use mix of short- and long-term incentive compensation, and emphasize long-term.
   Use mix of fixed and variable compensation, and emphasize variable, at-risk performance-based compensation.
   Employ a “double-trigger” (both a change in control and termination without cause or for good reason) for cash payments and accelerated vesting of equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards.
   Maintain stock ownership guidelines for executives and directors.

   Have policies for the recovery (“clawback”) of all or a portion of certain incentive compensation awards under certain circumstances.
   Analyze internal pay equity in formulating compensation decisions.
   Compare practices, levels, and mix of compensation against peer group companies.
   Engage an independent compensation consultant reporting directly to the Compensation Committee.
   Assess risk of incentive compensation policies and programs.

2024 Proxy Statement	111

Proposal 2: Advisory Vote to Approve the Compensation of our Named Executive Officers

What We Don’t Do

Do not provide income tax gross-ups (except on relocation benefits). Do not provide any excise tax gross-ups on severance or other payments in the event of a change in control.	Do not permit pledging or hedging of the economic value of our common stock by our executives or directors. Do not permit repricing of underwater stock options without stockholder approval.

Pay for Performance
We believe our emphasis on at-risk, performance-based incentive compensation — consisting of our Annual Bonus Plan awards and long-term equity awards — aligns our executives with our business strategy and the short- and long-term interests of our stockholders, providing “pay for performance” and putting a significant portion of our executives’ pay “at risk.”
A Significant Portion of Our NEOs’ 2023 Target TDC is At-Risk, Performance-Based Compensation
Our Compensation Committee ties a significant portion of the primary elements of our executives’ target TDC to at-risk, performance-based incentive opportunities. For 2023, approximately 91.3% of the target value of the primary elements of TDC for our CEO and approximately 82.3% of the target value of the primary elements of TDC for our other NEOs, as a group, consisted of at-risk, performance-based incentive compensation. For additional details and a breakdown of at-risk, performance-based incentive compensation, please see the Compensation Discussion & Analysis sections titled “A Significant Portion of Our NEOs’ 2023 Target TDC is At-Risk, Performance- Based Compensation” and “Elements of 2023 Executive Compensation, Primary Elements of Total Direct Compensation.”
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion.”
While the vote is advisory in nature, which means that it is non-binding on us, our Board, and its Compensation Committee, values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements. We currently conduct annual advisory votes on executive compensation and intend to hold the next advisory vote to approve the compensation of the named executive officers at our 2025 Annual Meeting of Stockholders.

112

Proposal 3: Amend and Restate our By-Laws to Provide for Advance Notice and Universal Proxy Rule Updates

Our Board unanimously recommends that you vote “FOR” the Advance Notice and Universal Proxy Rule By-Law Amendments.
Vote Required: Approval by at least 80% of the outstanding common stock as of the Record Date

Summary
The Board is requesting that stockholders approve amendments to the Company’s Amended and Restated By-Laws (By-Laws) that would expand the disclosures required from stockholders to propose business or nominate directors for election at the Company’s annual meeting of stockholders, as well as change the advance notice period for stockholders to notify the Company of such business proposals or director nominations.
As amended, the period for a stockholder to provide notice of business proposals or director nominations would be not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. The Board has determined that the procedural and expanded scope of disclosure requirements set forth in the proposed amendments are appropriate and beneficial for the Company’s stockholders in promoting transparency, efficiency and an orderly stockholder meeting process without materially diminishing stockholder rights, and are consistent with current best practices with respect to advance notice procedures.
Pursuant to our Certificate of Incorporation, certain provisions in our By-Laws must be approved by the affirmative vote of the holders of at least 80% of the Company’s outstanding stock as of the Record date, including (i) the advance notice and universal proxy rule amendments proposed herein for Section 6 (Notice of Stockholder Business) of Article II (Meetings of Stockholders) and all of Article III (Nomination of Director Candidates) and (ii) additional best practice administrative amendments proposed herein in Sections 2 (Special Meetings), 3 (Notice), and 5 (Quorum) of Article II and Sections 2 (Number, Qualifications, Elections and Terms) and 3 (Removal) of Article IV (Board of Directors).
The text of these proposed amendments, marked with the proposed changes (additions underscored and deletions ~~struck through~~), is attached as Annex B to this Proxy Statement.
Proposed Advance Notice and Universal Proxy Rule Amendments
The advance notice provisions contained in Articles II and III of our By-Laws set forth the requirements that stockholders must meet to validly bring business proposals or nominate directors at stockholders’ meetings, including annual director elections. These requirements include information that noticing stockholders must provide before the applicable stockholders’ meeting.
Under the current advance notice provisions in Articles II and III of our By-Laws, a noticing stockholder is required to generally provide their name, address, class and number of shares owned, and, in the case of a business proposal, a brief description and reason for the proposal and any material interest in the proposal, and in the case of a director nominee, the name and address of the nominee, any relationship between the nominee and the noticing stockholder, the same information the Company is required to disclose concerning the Board’s nominees, and consent from the nominee to serve as a director.

2024 Proxy Statement	113

Proposal 3: Amend and Restate our By-Laws to Provide for Advance Notice and Universal Proxy Rule Updates
As amended, Articles II and III of our By-Laws would require a noticing stockholder to additionally provide:
•the text, if any, of any resolutions in support of a business proposal;
•a representation that the noticing stockholder will continue to be a holder of record through the date of the meeting;
•the age and principal occupation of director nominees;
•the name, address, class, series and number of shares owned by beneficial owners on whose behalf a proposal or director nominee is made and any affiliates of such persons (together, “proposing persons” and each a “proposing person”);
•a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, derivatives and borrowed or loaned shares) that have been entered into by the proposing person, the effect or intent of which is to give such proposing person economic risk similar to ownership of shares, mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, each such proposing person;
•a representation as to whether the noticing stockholder or any proposing person intends to or is part of a group which intends to (a) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the nominee, (b) otherwise solicit proxies or votes from stockholders in support of such nomination, and/or (c) solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 under the Exchange Act;
•a description of any agreement, arrangement or understanding with respect to a director nomination or business proposal between or among any proposing person and any other person, including any nominee, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other proposed business;
•a description of all agreements, arrangements and understandings between or among any proposing persons or any other person in connection with or related to director nominations, including with respect to how such stockholder will vote or take other action in support of such nominees by the proposing person;
•a description of any proxy, agreement, arrangement, understanding or relationship pursuant to which any proposing person has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Company;
•a description of any rights to dividends or other distributions on shares of the Company, directly or indirectly, beneficially owned by any proposing person that are separated or separable from the underlying shares of the Company;
•a description of any performance-related fees that any proposing person, directly or indirectly, is entitled to based on any increase or decrease in the value of the Company’s shares or any related interests;
•as to each director nominee:
◦a written consent that they want to be named in the Company’s proxy statement as a director nominee and if elected will serve as a director;
◦completion of a questionnaire concerning their background and qualifications and the background and qualifications of each person on whose behalf the request is made upon request of the Company;
◦written representation and agreement that (i) unless disclosed in writing to the Company, they are not and will not become a party to any compensation, indemnification or voting commitment arrangement in connection with being a nominee or serving as a director and (ii) such nominee would be in compliance with the Company’s policies and guidelines applicable to directors; and
◦any other information reasonably requested by the Company, including with respect to independence determinations under applicable SEC and NYSE rules and regulations.
•a representation by the noticing stockholder as to the accuracy of the information set forth in the notice; and
•updated notices of nomination or proposal so that it is accurate as of the applicable stockholder meeting record date and as of ten business days prior to the applicable stockholder meeting.
The proposed amendments would also change the advance notice period for stockholders to notify the Company of business proposals or director nominees for election at stockholders’ meetings. Under our current By-Laws, a noticing stockholder presenting a business proposal or director nominee must provide written notice to the Secretary no less than 120 days prior to the one-year anniversary of the date the Company released its proxy statement for the prior year’s annual meeting of stockholders. As amended, a noticing stockholder presenting a business proposal or director nominee must provide written notice to the Secretary not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders, providing stockholders additional time to provide notice of director nominees and business proposals.

114

Proposal 3: Amend and Restate our By-Laws to Provide for Advance Notice and Universal Proxy Rule Updates
With respect to the SEC’s “universal proxy” rules, Article III of our By-Laws, as amended, would provide that, for any director nominees proposed by a noticing stockholder pursuant to Rule 14a-19 under the Exchange Act, the Company shall disregard any proxies or votes solicited and no vote shall take place for such director nominees if the noticing stockholder or any proposing person fails to comply with the applicable requirements of Rule 14a-19 under the Exchange Act or fails to timely provide documentation reasonably satisfactory to the Company that such proposing person has met the requirements of Rule 14a-19(a)(3). The amendments would also require stockholders soliciting proxies to use a proxy card color other than white.
The foregoing summary of the Advance Notice and Universal Proxy Rule Amendments is qualified in its entirety by reference to the complete text of the proposed Advance Notice and Universal Proxy Rule By-Law Amendments, which can be found in Articles II (Meetings of Stockholders) and Article III (Nomination of Director Candidates) of our By-Laws in Annex B to this Proxy Statement.
Rationale for the Advance Notice and Universal Proxy Rule By-Law Amendments
Advance notice requirements provide companies and their stockholders with advance notice of a stockholder’s intention to nominate directors for election to a company’s board or to propose other business to be considered at a stockholder meeting. These requirements are intended to give companies and their stockholders sufficient time and the necessary information to make informed decisions on such nominations or proposals, thereby promoting transparency and an orderly meeting process.
After careful consideration and recommendation by our Nominating and Governance Committee as part of its regular review of our corporate governance documents, as well as review of governing documents of other similarly situated companies, consideration of current best practices and in response to the SEC’s recently implemented “universal proxy” rules, our Board has determined that the proposed amendments to the Company’s advance notice provisions are appropriate and beneficial in promoting transparency, efficiency and an orderly stockholder meeting process without materially diminishing stockholder rights. Further, the Board believes the proposed amendments will help ensure stockholders are provided the information necessary to thoroughly consider stockholder nominees and business proposals in advance of stockholder meetings. In addition, the proposed changes to the advance notice period will provide stockholders additional time to notify the Company while still ensuring adequate opportunity for review of such business proposals or director nominees.
Additional Administrative Amendments
The Board additionally seeks stockholder approval of administrative and clarifying revisions in our By-Laws in line with best practices and latest Delaware law developments, in Sections 2 (Special Meetings), 3 (Notice), and 5 (Quorum) of Article II and Sections 2 (Number, Qualifications, Elections and Terms) and 3 (Removal) of Article IV (Board of Directors), each of which also require approval by the holders of at least 80% of our outstanding common stock as of the Record Date. These additional administrative amendments are ministerial in nature, including clarifying edits, electronic access to stockholder lists, and conformity with our Certificate of Incorporation and Delaware law. All of these proposed ministerial amendments are marked with changes (additions underscored and deletions ~~struck through~~) and can be found in Annex B to this Proxy Statement.
Voting Requirement and Effectiveness
Pursuant to our Certificate of Incorporation, the affirmative vote of the holders of at least 80% of the outstanding shares of common stock of the Company entitled to vote as of the Record Date is required to adopt this Proposal. Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on amendments to our By-Laws unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on the matter. Abstentions and broker non-votes will have the same effect as votes “Against” this proposal. Your vote is very important. We urge you to vote “FOR” this proposal.
If approved, the amendments to Articles II, III and IV of our By-Laws implementing these advance notice, universal proxy rule and administrative amendments will become effective immediately following the Annual Meeting. The new provisions would be applicable for stockholder proposals and director nominees for the 2025 Annual Meeting of Stockholders and thereafter.
If our stockholders do not approve the amendments to Articles II, III and IV of our By-Laws to implement these advance notice, universal proxy rule, and administrative amendments, the current provisions of our By-Laws will remain unchanged.

2024 Proxy Statement	115

Audit Committee Report
The Audit Committee oversees our Company’s financial reporting process on behalf of the Board and has other responsibilities as set forth in the Audit Committee charter, which is available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Management has the primary responsibility for our Company’s financial statements and reporting process, including the systems of internal controls. Ernst & Young LLP (Ernst & Young), our independent registered public accounting firm for fiscal year 2023, is responsible for expressing an opinion on the conformity of our Company’s audited financial statements with generally accepted accounting principles and on our Company’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Ernst & Young the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, including a discussion about the quality, not just the acceptability, of our Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and Ernst & Young’s evaluation of the Company’s internal control over financial reporting.
The Audit Committee also discussed with Ernst & Young the matters that are required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees. Ernst & Young has also provided the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young that firm’s independence. The Audit Committee has concluded that Ernst & Young’s provision of audit and non-audit services to the Company and its affiliates is compatible with Ernst & Young’s independence.
The Audit Committee further discussed with the Company’s internal auditors and Ernst & Young the overall scope and plans for their respective audits. The Audit Committee meets at least quarterly with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2023, which has been filed with the SEC. The Audit Committee has also approved the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2024.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE AUDIT COMMITTEE
David S. Wichmann, Chair
Charles J. Dockendorff
Susan E. Morano
David J. Roux
John E. Sununu

116

Proposal 4: Ratification of Appointment of our Independent Registered Public Accounting Firm

Our Board unanimously recommends that you vote “FOR” the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the 2024 Fiscal Year.
Vote Required: Majority of votes cast

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the 2024 fiscal year. The Audit Committee is directly responsible for approving the appointment, retention and compensation, and for the oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Ernst & Young LLP has been retained as the Company’s external auditor continuously since 1992.
The Audit Committee is responsible for audit fee negotiations associated with the Company’s retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. In conjunction with the mandated rotation of the Audit Firm’s lead engagement partner, the Audit Committee and its chair are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner.
In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and our internal auditors, and will take into account the vote of our stockholders with respect to the ratification of the selection of our independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its investors.
Representatives of Ernst & Young LLP are expected to virtually attend the Annual Meeting and respond to questions and, if they desire, make a statement.

2024 Proxy Statement	117

Proposal 4: Ratification of Appointment of our Independent Registered Public Accounting Firm
Principal Accountant Fees
The following table presents the aggregate fees billed for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2022 and December 31, 2023.

Type of Fees	2022	2023
Audit Fees(1)	$15,314,000	$14,901,000
Audit-Related Fees(2)	$680,000	252,000
Tax Fees(3)	$32,000	60,000
All Other Fees(4)	—	—
Total	$16,026,000	$15,213,000
(1)Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.
(2)Audit-related fees are fees for services related to employee benefit plan audits, accounting consultation, carve out audits, and compliance with regulatory requirements.
(3)Tax fees are for services related to tax compliance, tax planning and tax advice. These services included international corporate tax return compliance, annual domestic tax return compliance for employee benefit plans, foreign country tax planning with respect to global stock option and employee stock purchase programs and stock programs, assistance filing advanced pricing agreements with tax authorities, assistance related to foreign tax authority transfer pricing inquiries and domestic and international tax technical advice.
(4)Ernst & Young LLP did not provide any “other services” during the period.
Audit Committee’s Pre-Approval Policy
It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved all of Ernst & Young LLP’s services for 2022 and 2023 and, in doing so, considered whether the provision of such services is compatible with maintaining independence.

118

Stockholder Proposals and Company Information
Stockholder Proposals and Director Nominations
In accordance with Rule 14a-8 under the Exchange Act and the current advance notice provisions of our By-Laws, stockholder proposals and director nominations for the 2025 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office on or before November 20, 2024, and under the proxy access provisions of our By-Laws, director nominations submitted for inclusion in our 2025 Annual Proxy Statement must be received no earlier than October 21, 2024 and no later than November 20, 2024. If the By-Law Amendments set forth in Proposal 3 to this Proxy Statement are approved at the Annual Meeting, stockholder proposals and director nominations for the 2025 Annual Proxy Statement will need to be received no earlier than January 2, 2025 and no later than February 1, 2025. Director nominations by our stockholders must also satisfy the other procedures and requirements set forth in the advance notice and proxy access provisions of our By-Laws, as appropriate. Any proposals or nominees received after these dates, as applicable, will be considered untimely under Rule 14a-8 under the Exchange Act and the advance notice provisions of our By-Laws.
In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with any additional requirements of Rule 14a-19(b) under the Exchange Act.
Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. In order to be considered for inclusion in next year’s Proxy Statement, proposals must also satisfy the other procedures set forth in Rule 14a-8 under the Exchange Act. Proposals that are submitted outside of Rule 14a-8, as well as director nominees, for presentation at our 2025 Annual Meeting of Stockholders, but that will not be included in next year’s Proxy Statement, must also satisfy the procedures set forth in the advance notice provision of our By-Laws, including those set forth in the Advance Notice and Universal Proxy Rule By-Law Amendments proposal, if approved.
Annual Report to Stockholders and Form 10-K
Our 2023 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2023, accompanies this Proxy Statement. The Annual Report is also available on our website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements and was filed with the SEC simultaneous with the filing of this Proxy Statement. Copies of our 2023 Annual Report on Form 10-K, which is on file with the SEC, are available to any stockholder free of charge who submits a request in writing to Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.
Householding of Proxy Materials
Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple stockholders who share the same address unless we have received instructions to the contrary from one or more of the stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report but you wish to receive only one copy of each of these documents for your household or (ii) you currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact Broadridge Financial Solutions, Inc. by mail at Householding Department, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (800) 542-1061.
If you are currently subject to householding and wish to receive a separate Proxy Statement or Annual Report, you may find these materials on our website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements. You may also request printed copies of our Notice, Proxy Statement and Annual Report free of charge by contacting Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. We will deliver promptly, upon written or oral request, a separate copy of the Notice, Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.

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Other Information
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.
Solicitation of Proxies at the Annual Meeting
We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our common stock. We have also retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies, as need be, for a fee of $16,000, plus reimbursement of expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy materials, will be borne by us.
Websites
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

120

Annex A
Reconciliations of Non-GAAP Financial Measures Used in Incentive Compensation Plans and Programs(1)
The following is a reconciliation of net sales growth prepared in accordance with generally accepted accounting principles in the United States (GAAP) to Organic Net Sales Growth as used in our 2023 Organic Net Sales Growth Performance Share Program (2023 ONSG PSP).

2023
As reported net sales growth vs. 2022	12.30%
Impact of foreign currency fluctuations Impact of recent acquisitions/divestitures	0.08% (0.08) %
Organic Net Sales Growth vs. 2022	12.30%
The following is a reconciliation of net sales prepared in accordance with GAAP to Adjusted Net Sales as used in our 2023, 2022, 2021 and 2020 Annual Bonus Plans:

(in millions)	2023	2022	2021	2020
As reported net sales	$14,240	$12,682	$11,888	$9,913
Non-GAAP adjustments:
Impact of foreign currency fluctuations	104	524	(54)	42
Other adjustments not included in performance target	(88)	—	(188)	—
Adjusted Net Sales	$14,257	$13,206	$11,646	$9,955
The following is a reconciliation of Earnings Per Share (EPS) prepared in accordance with GAAP to Adjusted EPS as used in our 2023, 2022, 2021 and 2020 Annual Bonus Plans:

	Year Ended December 31, 2023
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Common Stockholders(2)	Impact Per Share(3)
Reported	$1,985	$393	$1,592	$(23)	$1,570	$1.07
Non-GAAP adjustments:
Amortization expense	828	(115)	713	—	709	0.48
Goodwill and other intangible asset impairment charges	58	(4)	54	—	54	0.04
Acquisition/divestiture-related net charges (credits)	373	(21)	352	—	352	0.24
Restructuring and restructuring-related net charges (credits)	185	(29)	156	—	156	0.11
Litigation-related net charges (credits)	(111)	23	(88)	—	(88)	(0.06)
Investment portfolio net losses (gains)	21	3	24	—	24	0.02
European Union (EU) Medical device regulation (MDR) implementation costs	69	(10)	59	—	59	0.04
Deferred tax expenses (benefits)	—	155	155	—	155	0.11
Discrete tax items	—	8	8	—	8	0.01
Adjusted Earnings Per Share	$3,407	$382	$3,025	$(23)	$2,999	$2.05

2024 Proxy Statement	A-1

Annex A

	Year Ended December 31, 2022
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Common Stockholders	Impact Per Share(3)
Reported	$1,141	$443	$698	$(55)	$642	$0.45
Non-GAAP adjustments:
Amortization expense	803	(109)	694	—	694	0.48
Goodwill and other intangible asset impairment charges	132	(29)	102	—	102	0.07
Acquisition/divestiture-related net charges (credits)	285	53	338	—	338	0.24
Restructuring and restructuring-related net charges (credits)	110	(14)	96	—	96	0.07
Litigation-related net charges (credits)	173	(40)	133	—	133	0.09
Investment portfolio net losses (gains)	(30)	2	(28)	—	(28)	(0.02)
European Union (EU) Medical device regulation (MDR) implementation costs	71	(10)	62	—	62	0.04
Debt extinguishment charges	194	(45)	149	—	149	0.10
Deferred tax expenses (benefits)	—	140	140	—	140	0.10
Discrete tax items	—	129	129	—	129	0.09
Adjusted Earnings Per Share	$2,880	$366	$2,514	$(55)	$2,459	$1.71

	Year Ended December 31, 2021
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Common Stockholders	Impact Per Share(3)
Reported	$1,076	$36	$1,041	$(55)	$985	$0.69
Non-GAAP adjustments:
Amortization expense	741	(65)	676	—	676	0.47
Intangible asset impairment charges	370	(51)	318	—	318	0.22
Acquisition/divestiture-related net charges (credits)	(450)	(2)	(453)	—	(453)	(0.32)
Restructuring and restructuring-related net charges (credits)	191	(22)	169	—	169	0.12
Litigation-related net charges (credits)	430	(98)	331	—	331	0.23
Investment portfolio net losses (gains)	181	(43)	137	—	137	0.10
European Union (EU) Medical device regulation (MDR) implementation costs	49	(4)	45	—	45	0.03
Deferred tax expenses (benefits)	—	132	132	—	132	0.09
Discrete tax items	—	(5)	(5)	—	(5)	(0.00)
Adjusted Earnings Per Share	$2,587	$196	$2,391	$(55)	$2,336	$1.63

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Annex A

	Year Ended December 31, 2020
(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Attributable to Common Stockholders	Impact Per Share(3)
Reported	$(79)	$2	$(82)	$(33)	$(115)	$(0.08)
Non-GAAP adjustments:
Amortization expense	789	(88)	701	—	701	0.49
Goodwill and other intangible asset impairment charges	533	(68)	465	—	465	0.32
Acquisition/divestiture-related net charges (credits)	196	(81)	115	—	115	0.08
Restructuring and restructuring-related net charges (credits)	171	(25)	146	—	146	0.10
Litigation-related net charges (credits)	278	(17)	261	—	261	0.18
Investment portfolio net losses (gains)	(429)	98	(331)	—	(331)	(0.23)
European Union (EU) Medical device regulation (MDR) implementation costs	29	(3)	25	—	25	0.02
Deferred tax expenses (benefits)	—	41	41	—	41	0.03
Discrete tax items	—	69	69	—	69	0.05
Adjusted Earnings Per Share	$1,488	$77	$1,411	$(33)	$1,378	$0.96
(1)Amounts reported in millions in Annex A are computed based on the amounts in thousands. As a result, the sum of the components reported in millions may not equal the total amount reported in millions due to rounding. Certain columns and rows within tables may not add due to the use of rounded numbers.
(2)Excludes $4 million of amortization expense attributable to non-controlling interests in 2023.
(3)For 2023, 2022, 2021 and 2020, the effect of assuming the conversion of our prior 5.50% Mandatory Convertible Preferred Stock, Series A (MCPS) into shares of common stock was anti-dilutive, and therefore excluded from the calculation of Net income (loss) per common share — diluted. Accordingly, GAAP net income (loss) and adjusted net income were reduced by cumulative preferred stock dividends for purposes of calculating GAAP net income (loss) attributable to Boston Scientific common stockholders. On June 1, 2023, all outstanding shares of our MCPS automatically converted into shares of common stock.
Use of Non-GAAP Financial Measures
To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures. To describe the relationship between pay and performance, we disclose certain non-GAAP financial measures used as performance metrics under certain of our short- and long-term incentive compensation plans and programs, including Organic Net Sales Growth, Adjusted Net Sales and Adjusted EPS. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures.
Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess our performance relative to our competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non-GAAP financial measures to further its understanding of the performance of our operating segments.
Adjusted EPS excludes certain charges (credits) included in EPS on a GAAP basis. Please refer to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K filed with the SEC, or any Quarterly Report on Form 10-Q that we file thereafter, for an explanation of each of these adjustments and the reasons for excluding each item. These amounts are excluded by management in assessing our performance, as well as from our operating segments’ measures of profit and loss used to make operating decisions and assess their performance. Accordingly, management excluded these items in calculating this non-GAAP financial measure under our 2023 Annual Bonus Plan to facilitate an evaluation of our

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Annex A
performance relative to our internal financial plan in accordance with the 2023 Annual Bonus Plan. The GAAP financial measure most directly comparable to Adjusted EPS is EPS on a GAAP basis.
Organic Net Sales as used in our 2023 ONSG PSP is a non-GAAP financial measure that excludes the impact of foreign currency fluctuation and the impact of acquisitions and divestitures for which there are less than a full period of comparable net sales. The GAAP financial measure most directly comparable to Organic Net Sales is net sales on a GAAP basis.
Adjusted Net Sales as used in our 2023 Annual Bonus Plan excludes the impact of foreign currency fluctuations and net sales from acquisitions completed after the establishment of the internal financial plan, as applicable, to align with measures that are considered by management to evaluate performance relative to our operating plan. Management excluded the impact of foreign currency fluctuations, which are highly variable and difficult to predict, by converting actual net sales from local currency to U.S. dollars using constant foreign currency exchange rates in the current and prior period. The GAAP financial measure most directly comparable to Adjusted Net Sales is net sales on a GAAP basis.
We believe presenting the non-GAAP financial measures that are used as performance metrics under certain of our short- and long-term incentive compensation plans and programs, in addition to the corresponding GAAP financial measures, provides investors greater transparency to information relevant to the relationship between pay and performance and allows investors to see our results “through the eyes” of management.

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Annex B
AMENDED AND RESTATED BY-LAWS
OF
BOSTON SCIENTIFIC CORPORATION
A Delaware Corporation
ARTICLE I
OFFICES
Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808. The name of the corporation’s registered agent at such address shall be Corporation Service Company.
Section 2. Other Offices. The corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or the business of the corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1. Annual Meetings. An annual meeting of the stockholders shall be held for the purpose of electing Directors and conducting such other business as may properly come before the meeting. The date, time and place, within or without the State of Delaware, of the annual meeting shall be determined by resolution of the Board of Directors.
Section 2. Special Meetings. Special meetings of stockholders may be held at such time, ~~and~~ place, if any, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of the stockholders may be called only by the ~~Chairman~~Chairperson of the Board or ~~the Chief Executive Officer, or, if there is no Chief Executive Officer,~~ the President, and shall be called within ten~~10~~ days after receipt of the written request of the Board of Directors, pursuant to a resolution approved by a majority of the Whole Board (as defined below). Any such resolution shall be sent to the ~~Chairman~~Chairperson of the Board or ~~Chief Executive Officer, or, if there is no Chief Executive Officer,~~ the President, and the Secretary of the corporation and shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting is limited to the purposes stated in the notice. For the purposes of these By-Laws, the term “Whole Board” is defined as the total number of Directors which the corporation would have if there were no vacancies.
Section 3. Notice. ~~Written or printed n~~Notice of every annual or special meeting of the stockholders, stating the place, if any, date, time, means of remote communications, if any, by which stockholders and duly appointed proxies may be deemed to be present in person and vote at such meeting, and, in the case of special meetings, the purpose or purposes, of such meeting, shall, unless otherwise provided by law, the Certificate of Incorporation or these By-Laws, be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. All such notices shall be delivered~~, either personally or by mail, by or at the direction of the Chairman of the Board or the Chief Executive Officer, or if there is no Chief Executive Officer, the President, or the Board of Directors, and if mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the stockholder at his or her address as it appears on the records of the corporation, with postage prepaid~~ in accordance with Delaware law. When a meeting is adjourned to another place, if any, date or time, ~~written~~ notice need not be given of the adjourned meeting if the place, if any, date ~~and~~, time ~~thereof~~ and means of remote communications, if any, by which stockholders and duly appointed proxies may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken or are provided in any manner permitted by the Delaware General Corporation Law ("DGCL”); provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, ~~written~~ notice of the place, if any, date ~~and~~, time ~~of~~and means of remote communications, if any, of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

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Section 4. Stockholders List. The officer having charge of the stock ledger of the corporation shall make at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting entitled to vote at such meeting arranged in alphabetical order, specifying the address of and the number of shares registered in the name of each stockholder.
Section 5. Quorum. The holders of a majority in voting power of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders except as otherwise provided by statute or by the Certificate of Incorporation. If a quorum is not present, the presiding officer of the meeting or the holders of the shares present in person or represented by proxy at the meeting~~,~~ and entitled to vote thereat~~, shall have the power~~, by the affirmative vote of the holders of a majority of such shares, shall have the power to adjourn the meeting to another date, time and/or place, ~~without notice other than announcement at the meeting at which the adjournment was taken, until a quorum shall be present or represented~~ if any, in accordance with Section 3 of this Article II.
Section 6. Notice of Stockholder Business. At an annual meeting of the stockholders, only such business (other than the nominations of persons for election to the Board of Directors) shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 6 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 6. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation and any such proposed business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice must be delivered to or mailed to and received by the Secretary at the principal executive offices of the corporation, not ~~less than~~ earlier than 120 calendar days and not later than the close of business~~120~~ 90 calendar days before the first anniversary date of  ~~date of the corporation’s proxy statement released to shareholders in connection with~~ the previous year’s annual meeting of stockholders. However, if the corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days ~~from the date of the previous year’s meeting, then the deadline is a reasonable time before the corporation begins to print and mail its proxy materials~~before or more than 70 days after the first anniversary date of the prior year’s annual meeting of stockholders, notice by the stockholder must be so delivered not earlier than the 120th calendar day prior to such annual meeting and not later than the close of business on the later of the 90th calendar day prior to such annual meeting or the 10th calendar day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment, recess or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
A stockholder’s notice to the Secretary shall set forth (A) as to each matter the stockholder proposes to bring before the annual meeting (~~a~~i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting~~, (b~~ and (ii) the text, if any, of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these By-Laws, the language of the proposed amendment), and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made, and any of their respective affiliates (within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business, and the name and address of any beneficial owner and any of their respective affiliates; (~~c~~ii) the class, series and number of shares of the corporation which are, directly or indirectly, owned of record, and/or beneficially owned by the stockholder,  ~~and~~any beneficial owner and any of their respective affiliates; (~~d~~iii) any material interest of the stockholder ~~in such business~~, any beneficial owner or any of their respective affiliates in such business; (iv) a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, derivatives and borrowed or loaned shares) that have been entered into as of the date of the submission of the stockholder notice by, or on behalf of, the stockholder, any beneficial owner and any of their respective affiliates, the effect or intent of which is to give such stockholder, beneficial owner or affiliate economic risk similar to ownership of shares of any class or series of capital stock of the corporation, mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, each such stockholder, beneficial owner or affiliate; (v) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present the proposal specified in the notice; (vi) representation whether such stockholder, beneficial owner or any of their respective affiliates intends or is part of a group which intends (a) to deliver a proxy

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Annex B
statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal and/or (b) otherwise to solicit proxies or votes from stockholders in support of such proposal; (vii) a description in reasonable detail of all agreements, arrangements and understandings, written or oral and formal or informal, (a) between or among more than one of the stockholder, any beneficial owner or any of their respective affiliates or (b) between or among any of the stockholder, beneficial owner or any of their respective affiliates and any other person or entity (naming each such person or entity) in connection with or related to the proposal, including without limitation (1) any understanding, formal or informal, written or oral, that any stockholder, beneficial owner or any of their respective affiliates may have reached with any other stockholder of the corporation (including their names) with respect to how such stockholder will vote its shares in the corporation at any meeting of the corporation’s stockholders or take other action in support of or related to the proposal, or other action to be taken, by the stockholder, beneficial owner or any of their respective affiliates and (2) any agreements that would be required to be disclosed by the stockholder, beneficial owner, or any of their respective affiliates pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act (including the rules and regulations promulgated thereunder), regardless of whether the requirement to file a Schedule 13D is applicable to such stockholder, beneficial owner, or affiliate; (viii) any other information relating to the stockholder, beneficial owner or any of their respective affiliates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder; (ix) a representation by the stockholder as to the accuracy of the information set forth in such notice; (x) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which such stockholder, beneficial owner or any of their respective affiliates have or share a right, directly or indirectly, to vote any shares of any class or series of capital stock of the corporation; (xi) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the corporation, directly or indirectly, owned beneficially by such stockholder, beneficial owner or any of their respective affiliates that are separated or separable from the underlying shares of the corporation; and (xii) a description of any performance-related fees (other than an asset based fee) that such stockholder, beneficial owner or any of their respective affiliates, directly or indirectly, are entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the corporation or any interests described in clause (B)(iv). Notwithstanding anything in ~~the~~ these By-Laws to the contrary, no business (other than the nominations of persons for election to the Board of Directors) shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 6 of Article II~~.~~ (other than business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, and such stockholder’s proposal has been included in a proxy statement that has been prepared by the corporation to solicit proxies for such annual meeting); provided, however, that the nomination of director candidates shall be conducted in accordance with the procedures set forth in Article III.
The presiding officer of an annual meeting (or, in advance of any such meeting, the Board of Directors or an authorized committee thereof) shall, if the facts warrant, determine  ~~and declare to the meeting~~that business was not properly brought ~~before the meeting~~in accordance with this Section 6 of Article II, and, if ~~the presiding officer should so determine, the presiding officer shall so~~it shall be so determined, declare ~~to the meeting and~~that any such business was_not properly brought ~~before the meeting~~and shall not be transacted. Notwithstanding the foregoing provisions of this Section 6, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present the proposed business advanced by such stockholder, such proposed business shall not be transacted, notwithstanding that such proposal is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the corporation. For purposes of this Section 6 and Article III, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
A stockholder shall promptly update and supplement its notice of business proposed to be brought before a meeting, if necessary, so that the information provided and required to be provided in such notice pursuant to Section 6 of Article II shall be true, correct and complete in all material respects (including disclosure of all material facts necessary to make the statements made, in light of the circumstances under which they are made, not misleading) (i) as of the record date for the meeting, (ii) as of the date that is ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof, and (iii) with respect to the representation required by Section 6(B)(vi) of this Article II, as of immediately prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation not later than five

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business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof; it being understood that providing any such update and supplement shall not limit the corporation’s rights with respect to any deficiencies in any stockholder's notice, including, without limitation, any representation required herein, extend any applicable deadlines under these By-Laws or enable or be deemed to permit a stockholder who has previously submitted a stockholder's notice under these By-Laws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders.
Notwithstanding the foregoing provisions of this Section 6, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 6; provided however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals as to any business to be considered pursuant to this Section 6. Compliance with this Section 6 shall be the exclusive means for a stockholder to submit business (other than nominations of persons for election to the Board of Directors and, as provided in the last sentence of the second paragraph of this Section 6, business brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 6 shall be deemed to affect any rights of stockholders to request inclusion of proposals other than nominations in the corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act.
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the corporation’s notice of meeting.
Section 7. Inspectors. The Board of Directors shall appoint inspectors of election to act as judges of the voting and to determine those entitled to vote at any meeting of stockholders, or any adjournment thereof, in advance of such meeting, but if the Board of Directors fails to make such appointments or if an appointee fails to serve, the presiding officer of the meeting of stockholders may appoint substitute inspectors.
Section 8. Voting. Except as otherwise provided by law or by the Certificate of Incorporation, each stockholder shall be entitled at every meeting of the stockholders to one vote for each share of stock having voting power standing in the name of such stockholder on the books of the corporation on the record date for the meeting and such votes may be cast either in person or by written proxy. Every proxy must be duly executed and filed with the Secretary of the corporation. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the corporation. The vote upon any question brought before a meeting of the stockholders may be by voice vote, unless otherwise required by these By-Laws or unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. Every vote taken by written ballot shall be counted by the inspectors of election. When a quorum is present at any meeting, the vote of the holders of a majority of the stock which has voting power present in person or represented by proxy and which has actually voted shall decide any question properly brought before such meeting, except the election or removal of Directors or as otherwise provided in these By-Laws, the Certificate of Incorporation or a Preferred Stock Designation or by applicable law. With respect to any election or questions required to be decided by any class of stock voting as a class, the vote of the holders of a majority of such class of stock present in person or by proxy and which actually voted shall decide any such election or question.
Section 9. Order of Business. Unless otherwise determined by the Board of Directors prior to the meeting, the presiding officer of the meeting of stockholders shall determine the order of business and shall have the authority in his discretion to regulate the conduct of any such meeting, including, without limitation, by imposing restrictions on the persons (other than stockholders of the corporation or their duly appointed proxies) who may attend any such meeting of stockholders, by ascertaining whether any stockholder or his proxy may be excluded from any meeting of stockholders based upon any determination by the presiding officer, in his sole discretion, that any such person has unduly disrupted or is likely to disrupt the proceedings thereat, and by determining the circumstances in which any person may make a statement or ask questions at any meeting of stockholders.

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Annex B
ARTICLE III
NOMINATION OF DIRECTOR CANDIDATES
Section 1. Notification of Nominees. Subject to the rights of holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, nominations for the election of Directors may be made at an annual meeting of stockholders only (a) by the Board of Directors or a committee appointed by the Board of Directors ~~or~~, (b) by any stockholder ~~entitled to vote in the election of Directors generally. However, any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at a meeting only if written notice of such stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid,~~of the corporation who was a stockholder of record of the corporation at the time the notice provided for in this Section 1 is delivered to the Secretary of the corporation~~not later~~, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 1 or (c) by an Eligible Stockholder who complies with the request of Article X of these By-Laws (the “Noticing Stockholder”). For any nominations to be properly brought before an annual meeting by a stockholder pursuant to clause (b) of the first paragraph of this Section 1, the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive officers of the corporation not earlier than 120 calendar days and not later than the close of business ~~120~~90 calendar days before the first anniversary date of ~~date of the corporation’s proxy statement released to shareholders in connection with~~the previous year’s annual meeting of stockholders. However, if the corporation did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days ~~from the date~~ before or more than 70 days after the first anniversary date of the previous year’s ~~meeting, then the deadline is a reasonable time before the corporation begins to print and mail its proxy materials~~ annual meeting, notice by the stockholder must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation. In no event shall the public announcement of an adjournment, recess or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
~~If the nomination or nominations is for a meeting of stockholders other than a regularly scheduled annual meeting, the deadline is a reasonable time before the corporation begins to print and mail its proxy material.~~
Each such notice shall set forth:
(A)     as to each person whom the Noticing Stockholder proposes to nominate for election as a director of the corporation: (~~a~~i) the name, age and address of ~~the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a respresentation wthat the stockholder is a holder of record of stock~~such person; (ii) such person’s principal occupation or employment; (iii) the class, series and number of shares of the corporation ~~entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice~~that are, directly or indirectly, owned, beneficially or of record, by such person; (~~c~~iv) a description of all arrangements or understandings between the ~~stockholder and each~~Noticing Stockholder, any beneficial owner and/or any affiliate of such Noticing Stockholder or any beneficial owner thereof, on the one hand, and the nominee and any other person or persons (naming such person or persons), on the other hand, pursuant to which the nomination ~~or nominations are~~ is to be made by the ~~stockholder~~Noticing Stockholder; (~~d~~v) such other information regarding each nominee proposed by such ~~stockholder~~ Noticing Stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated, or intended to be nominated, by the Board of Directors; ~~and~~(~~e~~vi) the written consent of each nominee to being named as a nominee for director in the corporation’s proxy statement and other proxy materials relating to the election of directors and, if so elected, serve as a Director of the corporation ~~if so elected.~~; (vii) a questionnaire completed and signed by such person (in the form to be provided by the Secretary upon written request of any stockholder of record within five business days of such request) with respect to the background and qualification of such proposed nominee and the background of any other person or entity on whose behalf the nomination is being made; and (viii) a written representation and agreement that such proposed nominee (A) is not, and will not become, a party to: (1) any agreement, arrangement or understanding with any person with respect to any direct or indirect compensation, reimbursement or indemnification of the nominee in connection with being a nominee or with his or her service or action as a Director of the corporation that has not been fully disclosed in writing to the corporation prior to, or concurrently with, the stockholder’s submission of the notice required by this Section 1; (2) any Voting Commitment (as defined in Article X) as to how such nominee, if elected, will vote or act on any issue except such as is already existing and has been fully disclosed to the corporation prior to or concurrently with the stockholder’s

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submission of the notice required by this Section 1; or (3) any Voting Commitment that could limit or interfere with such nominee’s ability to comply, if elected, with his or her fiduciary duties under applicable law and (B) would be in compliance with all of the corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other corporation policies and guidelines (including any successor policies or guidelines) applicable to Directors; and
(B)     as to the Noticing Stockholder, any beneficial owner on whose behalf the notice is given, and any affiliate (i) the name and address of the Noticing Stockholder (including the name and address that appear on the corporation’s books and records), of any beneficial owner or beneficial owners on whose behalf the notice is given and of any affiliate of the Noticing Stockholder or any such beneficial owner (collectively with the Noticing Stockholder, the “Proposing Persons” and each a “Proposing Person”); (ii) the class, series and number of shares of the corporation which are, directly or indirectly, owned, beneficially or of record, by the Noticing Stockholder and any other Proposing Person; (iii) a description of all agreements, arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, derivatives and borrowed or loaned shares) that have been entered into as of the date of the submission of the stockholder notice by, or on behalf of, each Proposing Person, the effect or intent of which is to give such Proposing Person economic risk similar to ownership of shares of any class or series of capital stock of the corporation, mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, each such Proposing Person; (iv) a representation that the Noticing Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (v) a representation that any Proposing Person intends to or is part of a group that intends to (a) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the nominee, (b) otherwise to solicit proxies or votes from stockholders in support of such nomination, and/or (c) to solicit proxies in support of any proposed nominee in accordance with Rule 14a-19 under the Exchange Act; (vi) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among any Proposing Person, and any other person, including, in the case of a nomination, the nominee, including any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination(s) or other business proposed to be brought before the meeting of stockholders (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding); (vii) a description in reasonable detail of all agreements, arrangements and understandings, written or oral and formal or informal, (a) between or among more than one Proposing Persons or (b) between or among any Proposing Person and any other person or entity (naming each such person or entity) in connection with or related to the nomination, including without limitation (1) any understanding, formal or informal, written or oral, that any Proposing Person may have reached with any stockholder of the corporation (including their names) with respect to how such stockholder will vote its shares in the corporation at any meeting of the corporation’s stockholders or take other action in support of or related to the nomination or any business proposed, or other action to be taken, by the Proposing Person, (2) any agreements that would be required to be disclosed by any Proposing Person pursuant to Item 5 or Item 6 of a Schedule 13D that would be filed pursuant to the Exchange Act (including the rules and regulations promulgated thereunder), regardless of whether the requirement to file a Schedule 13D is applicable to the Proposing Person and (3) any agreements, arrangements or understandings relating to any compensation or payments to be paid to any such proposed nominee(s), pertaining to the nomination (which description shall identify the name of each other person who is party to such an agreement, arrangement or understanding); (viii) any other information relating to a Proposing Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder; (ix) a representation by the Noticing Stockholder as to the accuracy of the information set forth in such notice; (x) a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement, understanding or relationship pursuant to which any Proposing Person has or shares a right, directly or indirectly, to vote any shares of any class or series of capital stock of the corporation; (xi) a description of any rights to dividends or other distributions on the shares of any class or series of capital stock of the corporation, directly or indirectly, owned beneficially by any Proposing Person that are separated or separable from the underlying shares of the corporation; and (xii) a description of any performance-related fees (other than an asset based fee) that any Proposing Person, directly or indirectly, is entitled to based on any increase or decrease in the value of shares of any class or series of capital stock of the corporation or any interests described in clause (B)(iii).

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In addition to the foregoing, any Noticing Stockholder or proposed nominee also shall promptly provide the corporation with any other information reasonably requested by the corporation, including such other information as may be reasonably required to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, Exchange Act rule or regulation, or in the corporation’s Corporate Governance Guidelines or any other publicly-disclosed standards established by the corporation.
Notwithstanding anything in the third sentence of the first paragraph of this Section 1 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the corporation at the annual meeting is increased effective after the time period for which nominations would otherwise be due under the first paragraph of this Section 1 and there is no public announcement by the corporation naming the nominees for the additional directorships at least one hundred days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth calendar day following the day on which such public announcement is first made by the corporation.
Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation’s notice of meeting (1) by or at the direction of the Board of Directors or any authorized committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the corporation who is a stockholder of record at the time the notice provided for in this Section 1 is delivered to the Secretary of the corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 1. In the event a special meeting of stockholders is duly called for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, if the stockholder’s notice required by this Section 1 shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which the corporation first makes a public announcement of the date of the special meeting at which directors are to be elected. In no event shall the public announcement of an adjournment, recess or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
A Noticing Stockholder shall promptly update and supplement its notice of any nomination proposed to be brought before a meeting, if necessary, so that the information provided and required to be provided in such notice pursuant to this Section 1 of Article III shall be true, correct and complete in all material respects (including disclosure of all material facts necessary to make the statements made, in light of the circumstances under which they are made, not misleading) (i) as of the record date for the meeting, (ii) as of the date that is ten business days prior to the meeting or any adjournment, recess, rescheduling or postponement thereof and (iii) with respect to the representation required by Section 1(B)(v) of this Article III, as of immediately prior to the meeting or any adjournment, recess, rescheduling or postponement thereof. Such update and supplement shall be delivered to the Secretary at the principal executive offices of the corporation not later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date) and not later than seven business days prior to the date for the meeting, if practicable (or, if not practicable, on the first practicable date prior to the meeting), or any adjournment, recess, rescheduling or postponement thereof; it being understood that providing any such update and supplement shall not limit the corporation’s rights with respect to any deficiencies in any stockholder's notice, including, without limitation, any representation required herein, extend any applicable deadlines under these By-Laws or enable or be deemed to permit a stockholder who has previously submitted a stockholder's notice under these By-Laws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders.
Notwithstanding anything contrary in these By-Laws, unless otherwise required by applicable law, if any Proposing Person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act with respect to any proposed nominee and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide documentation reasonably satisfactory to the corporation that such Proposing Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in the following sentence), then the nomination of such proposed nominee shall be disregarded and no vote on such nominee proposed by such Noticing Stockholder shall occur, notwithstanding that the nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies or votes in respect of such proposed nominee may have been received by the corporation (which proxies and votes shall be disregarded). If any Proposing Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act, such stockholder shall deliver to the corporation, not later than five

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business days prior to the applicable meeting, documentation reasonably satisfactory to the corporation demonstrating that it or such other Proposing Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
The number of nominees a Noticing Stockholder may nominate for election at an annual or special meeting of the stockholders (or in the case of one or more stockholders giving the notice on behalf of a beneficial owner, the number of nominees such stockholders may collectively nominate for election at the annual or special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual or special meeting by the class of stockholders for which such Noticing Stockholder is entitled to vote.
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.
Section 2. Substitution of Nominees. If a person is validly designated as a nominee in accordance with Section 1 of this Article III, and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon prompt delivery, and in any event not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to Section 1 of this Article III, had such substitute nominee been initially proposed as a nominee; provided, however, that any such substitute nominee will only be eligible to stand for election if (i) he or she was identified as an alternate nominee in the stockholder notice contemplated in Section 1 of this Article III and (ii) such substitution would not violate the DGCL, SEC regulations or other laws, rules or regulations applicable to the corporation; provided, further, that if the date of such meeting has been publicly disclosed prior to the requested substitution, such substitution may not, without the consent of the Board of Directors, be made unless it can be made in accordance with applicable requirements of the SEC without any resulting delay in the scheduled meeting, unless such substitution is required by the DGCL, SEC regulations or other laws, rules or regulations applicable to the corporation. Such notice shall include a signed ~~consent~~written consent by each substitute nominee to be named as a nominee for Director in the corporation’s proxy statement and other proxy materials relating to the election of directors and, if so elected to serve as a Director of the corporation~~, if elected, of each substitute nominee~~.
Section 3. Compliance with Procedures. If the presiding officer of the meeting for the election ~~or Directors~~ of Directors (or, in advance of any meeting of stockholders, the Board of Directors or an authorized committee thereof) determines that a nomination for any candidate for election as a Director at such meeting was not made in accordance with the applicable provisions of these By-Laws, it shall be so declared and such person will not be eligible for election as a Director and such nomination shall be ~~void; provided, however, that nothing in these By-Laws shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock Designation for any series of Preferred Stock.~~disregarded. Notwithstanding the foregoing provisions of this Article III, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the corporation to present a nomination advanced by such stockholder, such nomination shall be disregarded, notwithstanding that such nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the corporation.
Notwithstanding the foregoing provisions of this Article III, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Article III; provided however, that any references in these By-Laws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations to be considered pursuant to this Article III. Compliance with this Article III or Article X shall be the exclusive means for a stockholder to make nominations at a meeting of stockholders. Nothing in this Article III shall be deemed to affect any rights of the holders of any series of Preferred Stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.
For purposes of this Article III and Section 6 of Article II, (i) “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or other national news service or in a document publicly filed by the corporation with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder, (ii) “affiliates” shall have the meaning set forth in Rule 12b-2 under the Exchange Act, (iii) “business day” means any day other than Saturday, Sunday or a day on which banks are closed in New York City, New York, and (iv) “close of business” means 5:00 p.m. local time at the principal executive offices of the corporation on any calendar day, whether or not the day is a business day.

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ARTICLE IV
BOARD OF DIRECTORS
Section 1. Powers. The business and affairs of the corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by law or by the Certificate of Incorporation directed or required to be exercised or done by the stockholders.
Section 2. Number, Qualification, Election and Terms. Except as otherwise fixed by, or pursuant to, the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, the number of Directors shall be fixed from time to time by resolution of the Board of Directors, but shall not be less than three nor more than twenty persons. Except as otherwise required by law, each nominee for director shall be elected to the Board of Directors by the affirmative vote of the majority of votes cast, in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Secretary of the ~~Corporation~~corporation as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, in person or by proxy. For purposes of this Section 2, a majority of the votes cast means that the number of shares voted “for” exceeds fifty percent (50%) of the number of votes cast with respect to such nominee. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action. An abstention will not count as a vote cast with respect to a director. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.
If an incumbent director who is nominated for re-election to the Board of Directors does not receive sufficient “for” votes to be elected in accordance with this By-Law, the incumbent director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the ~~Securities and Exchange Commission~~SEC or other broadly disseminated means of communication) its decision regarding the tendered resignation within 90 days from the date of the certification of the election results. The Nominating and Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board of Directors with respect to the director’s resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until the director’s successor is duly elected, or the director’s earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this By-Law, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy pursuant to the provisions of Section 4 of Article IV of ~~the~~these By-Laws or may decrease the size of the Board of Directors pursuant to the provisions of Section 2 of Article IV of ~~the~~these By-Laws.
Section 3. Removal. Any Director may be removed from office by the stockholders in the manner provided in Section 4 of Article EIGHTH of the Certificate of Incorporation.~~Subject to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, any Director may be removed from office by the stockholders in the manner provided in this Section 3 of Article IV. At any annual meeting of the stockholders of the corporation or at any special meeting of the stockholders of the corporation, the notice of which shall state that the removal of a Director or Directors is among the purposes of the meeting, the affirmative vote of the holders of at least 80 percent of the combined voting power of the outstanding shares of Voting Stock (as defined below), voting together as a single class, may remove, with or without cause, such Director or Directors. For the purposes of these By-Laws, “Voting Stock” shall mean the outstanding shares of capital stock of the corporation entitled to vote generally in the election of Directors.~~

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Section 4. Vacancies and New Directorships. Except as otherwise fixed by or provided for or pursuant to the provisions of Article FOURTH of the Certificate of Incorporation relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect additional Directors under specified circumstances, vacancies and newly created directorships resulting from any increase in the authorized number of Directors shall be filled solely by the affirmative vote of a majority of the Directors then in office though less than quorum, or by a sole remaining Director, except as may be required by law. Any Director so chosen shall hold office until the next annual meeting of stockholders and until such Director’s successor shall have been elected and qualified. No decrease in the authorized number of Directors constituting the Board of Directors shall shorten the term of any incumbent Director.
Section 5. Regular Meetings. Regular meetings of the Board of Directors may be held without notice immediately after the annual meeting of the stockholders and at such other time and place as shall from time to time be determined by the Board of Directors.
Section 6. Special Meetings and Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board or the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, on one day’s written notice to each Director by whom such notice is not waived, given either personally or by mail, telephone, telegram, telex, facsimile or similar medium of communication, and shall be called by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, or the Secretary in like manner and on like notice on the written request of any three Directors.
Section 7. Resignation. Any Director may resign at any time by giving written notice of his resignation to the Chairman of the Board or the Secretary, to be effective upon its acceptance by the Board of Directors or at the time specified in such notice. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make such resignation effective.
Section 8. Quorum. Subject to Section 4 of this Article IV and except as provided by law or the Certificate of Incorporation, at all meetings of Directors, a majority of the total number of Directors then in office shall constitute a quorum for the transaction of business. Except for the designation of committees (as provided in Section 9 of this Article IV), the vote of a majority of Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, a majority of the Directors present thereat may adjourn the meeting from time to time to another place, time or date, without notice other than announcement at the meeting, until a quorum shall be present.
Section 9. Committees. The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the corporation, which to the extent provided in such resolution shall have and may exercise the powers of the Board of Directors in the management and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it, except as otherwise limited by statute. The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Directors when required. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by the resolution of the Board of Directors designating such committee, and unless otherwise prescribed by the Board of Directors, the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum.
Section 10. Compensation. The Directors may be paid for expenses of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary. No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefor. Members of committees designated by the Board of Directors may be allowed like compensation for attending committee meetings.
Section 11. Rules. The Board of Directors may adopt such special rules and regulations for the conduct of their meetings and the management of the affairs of the corporation as they may deem proper, not inconsistent with law, the Certificate of Incorporation or these By-Laws.

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ARTICLE V
OFFICERS
Section 1. Number. The officers of the corporation shall be chosen by the Board of Directors and shall consist of a president, a chairman and/or co-chairman of the board, one or more vice-presidents, a secretary, a treasurer, and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. Any number of offices may be held by the same person. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable, except the offices of the president and secretary.
Section 2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the Board of Directors. Each officer shall hold office until the next annual meeting of the Board of Directors or until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.
Section 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.
Section 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term by a majority vote of the Directors then in office.
Section 5. Compensation. Compensation of all officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of the fact that he or she is also a Director of the corporation. The Board of Directors may authorize any officer, upon whom the power of appointing subordinate officers may have been conferred, to fix the compensation of such subordinate officers.
Section 6. The Chief Executive Officer. The Chief Executive Officer, if any, in the absence or disability of the Chairman of the Board, shall preside at all meetings of the stockholders; shall have general and active management of the business of the corporation; and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall execute bonds, mortgages, and other contracts requiring a seal, under the seal of the corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the corporation. In the absence of the Chief Executive Officer, the President, the Chairman or another officer of the Corporation, as designated by the Board of Directors, shall have the powers of the Chief Executive Officer.
Section 7. The President and Vice-Presidents. The President shall act in an executive capacity as shall be directed from time to time by the Board of Directors or the Chief Executive Officer, and shall have such powers and perform such other duties as the Board of Directors or the Chief Executive Officer may determine from time to time, (which may include, without limitation, assisting the Chief Executive Officer in the operation and administration of the corporation’s business and the supervision of its policies and affairs), with such limitations on such powers or performance of duties as either of the foregoing shall prescribe. The Vice-President, or if there shall be more than one, the Vice-Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such powers as the Board of Directors may, from time to time, determine or these By-Laws may prescribe.
Section 8. The Chairman of the Board. The Chairman and/or the Co-Chairman of the Board shall preside at all meetings of the stockholders and directors; and have such other duties as may be assigned to him or them from time to time by the Board of Directors.
Section 9. The Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the corporation an of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors; perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, or, if there is no Chief Executive Officer, the President, under whose supervision he or she shall be; shall have custody of the corporate seal of the corporation and the Secretary, or an Assistant Secretary, shall have authority to affix the same to any instrument

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requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
Section 10. The Treasurer and Assistant Treasurer. The Treasurer shall have the custody of the corporate funds and securities; shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation; shall deposit all monies and other valuable effects in the name and to the credit of the corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements; and shall render to the Chief Executive Officer, or, if there is no Chief Executive Officer, the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of the corporation. If required by the Board of Directors, the Treasurer shall give the corporation a bond (which shall be rendered every six years) in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of treasurer and for the restoration to the corporation, in case of death, resignation, retirement, or removal from office, of all books, papers, vouchers, money, and other property of whatever kind in the possession or under the control of the Treasurer belonging to the corporation. The Assistant Treasurer, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.
Section 11. Other Officers, Assistant Officers and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors. The Board of Directors may, from time to time, authorize any officer to appoint and remove such subordinate officers and to prescribe the powers and duties thereof.
ARTICLE VI
INDEMNIFICATION OF OFFICERS AND OTHERS
Section 1. The corporation shall indemnify any person who was or is a party or is threatened to be made a party, his or her heirs, executors or administrators, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or other agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
Section 2. The corporation shall indemnify any person who was or is a party or is threatened to be made a party, his or her heirs, executors or administrators, to any threatened, pending or completed action, suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was an officer of the corporation, or is or was serving at the request of the corporation as director or officer of another corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which the court shall deem proper.

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Section 3. To the extent that an officer of the corporation or person serving at the request of the corporation as a director or officer of another corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article VI or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.
Section 4. Any indemnification under Sections 1 and 2 of this Article VI (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the officer or person serving at the request of the corporation as a director or officer of another corporation is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article VI. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.
Section 5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the officer or person serving at the request of the corporation as a director or officer of another corporation to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article VI.
Section 6. The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in other capacity while holding such office.
Section 7. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was an officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article VI.
Section 8. For purposes of this Article VI, references to “the corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors and officers so that any person who is or was a director or officer of such constituent corporation, or is or was serving at the request of such constituent corporation as a director or officer of another corporation shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued.
Section 9. The indemnification and advancement of expenses provided by, or granted pursuant to, this section shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be an officer, employee or person serving at the request of the corporation as a director or officer of another corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.
Section 10. This Article VI may be amended or repealed only by the affirmative vote of the holders of a majority of the Voting Stock; provided that no such amendment or repeal shall adversely affect any right to indemnification for any act or omission of any person referred to in Section 1 and 2 of this Article VI which occurred or allegedly occurred prior to the effective date of such amendment or repeal.
Section 11. If in any action, suit or other proceeding or investigation, a Director of the corporation is held not liable for monetary damages because that Director is relieved of personal liability under Article NINTH of the Certificate of Incorporation or otherwise, the Director shall be deemed to have met the standards of conduct set forth above and to be entitled to indemnification as provided above.

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ARTICLE VII
CERTIFICATES OF STOCK
Section 1. Form. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, (1) the President or a Vice-President and (2) the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him or her in the corporation. Where a certificate is signed (1) by a transfer agent or an assistant transfer agent other than the corporation or its employee or (2) by a registrar, other than the corporation or its employee, the signature of any such President, Vice-President, Treasurer, Assistant Treasurer, Secretary, or Assistant Secretary may be facsimile. In case any officer or officers who have signed, or whose facsimile signature or signatures have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation whether because of death, resignation or otherwise before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.
Section 2. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate or certificates, or his or her legal representative, to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.
Section 3. Fixing a Record Date. Except as otherwise provided by law or the Certificate of Incorporation, the Board of Directors may fix in advance a date, not more than sixty nor less than ten days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining any consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect to any such change, conversion, or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. If no record date is fixed, the time for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. The time for determining stockholders for any other purpose shall be at the close of business on the date on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
Section 4. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of the other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.
ARTICLE VIII
GENERAL PROVISIONS
Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Directors shall think in the best interest of the corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

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Section 2. Checks. All checks or demands for money and notes of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.
Section 3. Fiscal Year. The fiscal year of the corporation shall be the period ending December 31 of each year or as otherwise fixed by resolution of the Board of Directors.
Section 4. Seal. The seal of the corporation shall be in the form of a circle and shall have inscribed thereon the name of the corporation, the year of its organization and the words “Corporate Seal, Delaware.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
Section 5. Securities Owned By Corporation. Voting securities in any other corporation held by the corporation shall be voted by the Chief Executive Officer, or, if there is no Chief Executive Officer, the President, or the Treasurer or any Vice President, unless the Board of Directors specifically confers authority to vote with respect thereto, which may be general or confined to specific instances, upon some other person or officer. Any person authorized to vote securities shall have the power to appoint proxies, with general power of substitution.
Section 6. Conflict of Interest. No contract or transaction between the corporation and one or more of its Directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of its Directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the Director or officer is present at or participates in the meeting of the board of or committee thereof which authorized the contract or transaction, or solely because the votes of the Director or officer are counted for such purpose, provided that the material facts as to the relationship or interest of the Director or officer and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested Directors, even though the disinterested Directors be less than a quorum or provided that the contract or transaction is otherwise authorized in accordance with the laws of Delaware. Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transactions.
ARTICLE IX
AMENDMENTS
Subject to the provisions of the Certificate of Incorporation, these By-Laws may be amended or repealed at any regular meeting of the stockholders or at any special meeting thereof duly called for that purpose by a majority vote of the shares represented and entitled to vote at such meeting provided that in the notice of such special meeting notice of such purpose shall be given. Subject to the laws of the State of Delaware, the Certificate of Incorporation and these By-Laws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend or repeal these By-Laws, or adopt such other By-Laws as in their judgment may be advisable for the regulation of the conduct of the affairs of the corporation.
ARTICLE X
PROXY ACCESS
Section 1. Inclusion of Stockholder Nominees in Corporation’s Proxy Statement. Notwithstanding Article III hereof, this Article X shall apply solely for the purpose of stockholders of the corporation who propose to include director nominees for the election of Directors in the corporation’s proxy statement, form of proxy and ballot for an annual meeting of stockholders. Any proposal of a stockholder or stockholders of the corporation to include in the corporation’s proxy materials for any annual meeting of stockholders a person or persons for election as Director or Directors shall be required to comply with the proxy access procedures as set forth in this Article X. Subject to the provisions of this Article X, if expressly requested in the relevant Nomination Notice (as defined below), the corporation shall include in its proxy statement (and on the corporation’s form of proxy and ballot) for any annual meeting of stockholders (but not at any special meeting of stockholders) in addition to any persons nominated for election by the Board of Directors or any committee thereof: (A) the names of any person or persons therein nominated for the election of Directors (each, a “Stockholder Nominee”) by any Eligible Stockholder (as defined below) or group of up to 20 Eligible Stockholders that, as determined by the Board of Directors, has (individually and collectively, in the case of a group) satisfied all applicable conditions and complied with all applicable procedures and requirements set forth in this Article X (such Eligible Stockholder or group of Eligible Stockholders being a “Nominating Stockholder”); (B) disclosure about each Stockholder Nominee and the Nominating Stockholder required under the rules of the Securities and Exchange Commission (the “SEC”) or other applicable law to be included in the proxy statement; (C) any statement included by the Nominating Stockholder in the Nomination

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Notice for inclusion in the proxy statement in support of each Stockholder Nominee’s election to the Board of Directors (subject, without limitation, to Section 5(ii) of this Article X, and provided that each such statement per Stockholder Nominee does not exceed 500 words and fully complies with Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Rule 14a-9 thereunder (the “Supporting Statement”)); and (D) any other information that the corporation or the Board of Directors determines, in their discretion, to include in the proxy statement relating to the Nominating Stockholder and the nomination of each Stockholder Nominee, including, without limitation, any statement in opposition to the nomination, any of the information provided pursuant to this Article X and any solicitation materials or related information with respect to a Stockholder Nominee.
Section 2. Maximum Number of Stockholder Nominees. The corporation shall not be required to include in the proxy statement for an annual meeting of stockholders more Stockholder Nominees than that number constituting the greater of (A) two or (B) 20% of the total number of Directors of the corporation then serving on the last day on which a Nomination Notice may be submitted pursuant to this Article X (rounded down to the nearest whole number) (the “Maximum Number”). The Maximum Number for a particular annual meeting shall be reduced by: (A) each Stockholder Nominee whose nomination is withdrawn by the Nominating Stockholder or who becomes unwilling to serve on the Board of Directors; (B) each Stockholder Nominee who ceases to satisfy, or each Stockholder Nominee of a Nominating Stockholder that ceases to satisfy, the eligibility requirements in this Article X, as determined by the Board of Directors; (C) each Stockholder Nominee who the Board of Directors itself decides to nominate for election at such annual meeting; (D) the number of incumbent Directors who had been Stockholder Nominees at either of the preceding two annual meetings of stockholders and whose reelection at the upcoming annual meeting of stockholders is being recommended by the Board of Directors; (E) the number of nominees for Director for which the corporation shall have received one or more valid stockholder notices (whether or not subsequently withdrawn) nominating such nominees pursuant to Section 1 of Article III of these By-Laws, but only to the extent the Maximum Number after such reduction with respect to this clause (E) equals or exceeds one; and (F) the number of incumbent Directors or nominees for Director that in either case will be included in the corporation’s proxy materials with respect to such annual meeting as an unopposed (by the corporation) nominee pursuant to any agreement, arrangement, or other understanding with any stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of voting stock, by such stockholders or group of stockholders, from the corporation), but only to the extent the Maximum Number after such reduction with respect to this clause (F) equals or exceeds one. In the event that one or more vacancies for any reason occurs on the Board of Directors after the deadline for submitting a Nomination Notice as set forth in Section 4 of this Article X but before the date of the annual meeting of stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Maximum Number shall be calculated based on the number of Directors in office as so reduced.
If the number of Stockholder Nominees pursuant to this Article X for any annual meeting of stockholders exceeds the Maximum Number then, promptly upon notice from the corporation, each Nominating Stockholder will select one Stockholder Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of shares of the corporation’s common stock that each Nominating Stockholder disclosed as owned in its Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Stockholder has selected one Stockholder Nominee. If, after the deadline for submitting a Nomination Notice as set forth below in Section 4 of this Article X, a Nominating Stockholder or a Stockholder Nominee ceases to satisfy the eligibility requirements in this Section 2 of Article X, as determined by the Board of Directors, a Nominating Stockholder withdraws its nomination or a Stockholder Nominee becomes unwilling to serve on the Board of Directors, whether before or after the mailing or other distribution of the definitive proxy statement, then the corporation: (A) shall not be required to include in its proxy statement or on any ballot or form of proxy the Stockholder Nominee or any successor or replacement Stockholder Nominee proposed by the Nominating Stockholder or by any other Nominating Stockholder and (B) may otherwise communicate to the stockholders of the corporation, including without limitation by amending or supplementing its proxy statement or ballot or form of proxy, that the Stockholder Nominee will not be included as a Stockholder Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting of stockholders (notwithstanding that proxies in respect of such vote may have been received by the corporation).
Section 3. Eligibility of Nominating Stockholder.
(i) An “Eligible Stockholder” is a person who has either (A) been a record holder of the shares of common stock of the corporation used to satisfy the eligibility requirements in this Section 3 of Article X continuously for the three-year period specified in Section 3(ii) of this Article X or (B) provides to the Secretary, within the time period referred to in Section 4 of this Article X, evidence of continuous ownership of such shares for such three-year period from one or more securities intermediaries in a form that the Board of Directors determines acceptable.

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(ii) An Eligible Stockholder or group of up to 20 Eligible Stockholders may submit a nomination in accordance with this Article X only if the person or group (in the aggregate) has continuously owned at least the Minimum Number (as defined below) (as adjusted for any stock splits, reverse stock splits, stock dividends or similar events) of shares of the corporation’s common stock throughout the three-year period preceding and including the date of submission of the Nomination Notice, and continues to own at least the Minimum Number of shares through the date of the annual meeting of stockholders. The following shall be treated as one Eligible Stockholder if such Eligible Stockholder shall provide together with the Nomination Notice documentation satisfactory to the Board of Directors that the Eligible Stockholder consists only of funds that are: (A) under common management and investment control; (B) under common management and funded primarily by the same employer; or (C) a “group of investment companies” (as defined in the Investment Company Act of 1940, as amended). In the event of a nomination by a Nominating Stockholder that includes a group of Eligible Stockholders, any and all requirements and obligations for an Eligible Stockholder shall apply to each Eligible Stockholder in such group; provided, however, that the Minimum Number shall apply to the aggregate ownership of the group of Eligible Stockholders constituting the Nominating Stockholder. Should any Eligible Stockholder cease to satisfy the eligibility requirements in this Article X, as determined by the Board of Directors, or withdraw from a group of Eligible Stockholders constituting a Nominating Stockholder at any time prior to the annual meeting of stockholders, the Nominating Stockholder shall be deemed to own only the shares held by the remaining Eligible Stockholders. As used in this Article X, any reference to a “group” or “group of Eligible Stockholders” refers to any Nominating Stockholder that consists of more than one Eligible Stockholder and to all the Eligible Stockholders that make up such Nominating Stockholder.
(iii) The “Minimum Number” of shares of the corporation’s common stock means 3% of the aggregate number of shares outstanding of the corporation’s common stock, as of the most recent date for which such amount is given in any filing by the corporation with the SEC prior to the submission of the Nomination Notice.
(iv) For purposes of this Section 3 of Article X, an Eligible Stockholder “owns” only those outstanding shares of the corporation’s common stock as to which such Eligible Stockholder possesses both: (A) the full voting and investment rights pertaining to such shares and (B) the full economic interest in (including the opportunity for profit from and the risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares: (w) purchased or sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed, (x) that are subject to short positions or were otherwise sold short by such Eligible Stockholder or any of its affiliates, (y) borrowed by such Eligible Stockholder or any of its affiliates for any purpose or purchased by such Eligible Stockholder or any of its affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person, or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares, with cash based on the notional amount or value of outstanding shares of common stock of the corporation or a combination thereof, in any such case, which instrument or agreement has, or is intended to have, or if exercised or settled would have, the purpose or effect of: (1) reducing in any manner, to any extent or at any time in the future, such Eligible Stockholder’s or any of its affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting or altering to any degree any gain or loss arising from the full economic interest in such shares by such Eligible Stockholder or any of its affiliates. An Eligible Stockholder “owns” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of Directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney or other similar instrument or arrangement that is revocable at any time by the Eligible Stockholder. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has loaned such shares; provided that the Eligible Stockholder has the power to recall such loaned shares on not more than five business days’ notice. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the corporation are “owned” for these purposes shall be determined by the Board of Directors. For purposes of this Section 3(iv) of Article X, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the Exchange Act.
(v) No Eligible Stockholder shall be permitted to be in more than one group constituting a Nominating Stockholder, and if any Eligible Stockholder appears as a member of more than one group, such Eligible Stockholder shall be deemed to be a member of only the group that has the largest ownership position as reflected in the Nomination Notice.
Section 4. Nomination Notice. To nominate a Stockholder Nominee pursuant to this Article X, the Nominating Stockholder (including each Eligible Stockholder in the case of a Nominating Stockholder consisting of a group of Eligible Stockholders) must deliver to the Secretary at the principal executive offices of the corporation all of the following information and documents in a form that the Board of Directors determines acceptable (collectively, the “Nomination

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Notice”), not less than 120 days nor more than 150 days prior to the anniversary of the date that the corporation first mailed or otherwise distributed its proxy statement for the prior year’s annual meeting of stockholders; provided, however, that if (and only if) the annual meeting of stockholders is not scheduled to be held within a period that commences 30 days before and concludes 30 days after the first anniversary date of the preceding year’s annual meeting of stockholders (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), the Nomination Notice shall be given in the manner provided herein by the later of the close of business on the date that is 180 days prior to such Other Meeting Date or tenth day following the date such Other Meeting Date is first publicly announced or disclosed (but in no event shall the adjournment or postponement of an annual meeting, or the public announcement thereof, commence a new time period (or extend any time period) for the giving of the Nomination Notice):
(A) one or more written statements from the record holder of the shares (and from each intermediary     through which the shares are or have been held during the requisite three-year holding period), verifying that, as of a date within seven days prior to the date of the Nomination Notice, the Nominating Stockholder owns, and has continuously owned for the preceding three years, the Minimum Number of shares, and the Nominating Stockholder’s agreement to provide, within five business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Nominating Stockholder’s continuous ownership of the Minimum Number of shares through the record date;
(B) an agreement to hold the Minimum Number of shares through the annual meeting and to provide immediate notice if the Nominating Stockholder ceases to own the Minimum Number of shares at any time prior to the date of the annual meeting;
(C) a Schedule 14N (or any successor form) relating to each Stockholder Nominee, completed and filed with the SEC by the Nominating Stockholder, as applicable, in accordance with SEC rules;
(D) the written consent of each Stockholder Nominee to being named in the corporation’s proxy statement, form of proxy and ballot as a Stockholder Nominee and to serving as a Director if elected;
(E) a written notice, in a form deemed satisfactory by the Board of Directors, of the nomination of each Stockholder Nominee that includes the following additional information, agreements, representations and warranties by the Nominating Stockholder: (1) the information that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 1 of Article III of these By-Laws; (2) a representation and warranty that the Nominating Stockholder acquired the securities of the corporation in the ordinary course of business and did not acquire, and is not holding, the securities of the corporation for the purpose or with the intent of changing or influencing control of the corporation; (3) a representation and warranty that the Nominating Stockholder has not nominated and will not nominate for election to the Board of Directors at the annual meeting any person other than such Nominating Stockholder’s Stockholder Nominee(s); (4) a representation and warranty that the Nominating Stockholder has not engaged in and will not engage in a “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act (without reference to the exception in Rule 14a-1(l)(2)(iv)) with respect to the annual meeting, other than with respect to such Nominating Stockholder’s Stockholder Nominee(s) or any nominee of the Board of Directors; (5) a representation and warranty that the Nominating Stockholder will not use any form of proxy and ballot other than the corporation’s form of proxy and ballot in soliciting stockholders in connection with the election of a Stockholder Nominee at the annual meeting; (6) a representation and warranty that each Stockholder Nominee’s candidacy or, if elected, membership on the Board of Directors would not violate the corporation’s Certificate of Incorporation, the By-Laws, any applicable law, rule or regulation to which the corporation is subject, including rules or regulations of any stock exchange on which the corporation’s shares of common stock are listed; (7) a representation and warranty that each Stockholder Nominee: (a) does not have any direct or indirect relationship with the corporation that would cause the Stockholder Nominee to be deemed not independent pursuant to the corporation’s standards in its Corporate Governance Guidelines or any other publicly-disclosed standards established by the corporation, and otherwise qualifies as independent under any other standards established by the corporation and the rules of any stock exchange on which the corporation’s shares of common stock are listed; (b) meets the audit committee and compensation committee independence requirements under the rules of any stock exchange on which the corporation’s shares of common stock are listed; (c) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); (d) is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (or any successor provision); (e) is not, and has not, been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) promulgated under the Securities Act of 1933, as amended, or Item 401(f) of Regulation S-K (or any successor rule), without reference to whether the event is material to an evaluation of the ability or integrity of

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such Stockholder Nominee; and (f) meets the Director qualifications set forth in the corporation’s Corporate Governance Guidelines and any other publicly-disclosed standards established by the corporation (notwithstanding this clause (7), for the avoidance of doubt, the Board of Directors is responsible for making the final determination of the Stockholder Nominee’s independence); (8) a representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 3 of this Article X and intends to continue to satisfy such eligibility requirements through the date of the annual meeting; (9) details of any position of a Stockholder Nominee as an employee, officer or director of any company, and of any other material relationship with, or material financial interest in, any company, within the three years preceding the submission of the Nomination Notice to the extent such information would be required from a Director of the corporation; (10) if desired, a Supporting Statement; (11) a description of all arrangements or understandings (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, derivatives and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on behalf of, each such Eligible Stockholder and any affiliate of each such Eligible Stockholder, the effect or intent of which is to mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, each such Eligible Stockholder or an affiliate of each such stockholder, and a representation that each such Eligible Stockholder will notify the corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting not later than five business days following the later of the record date or the date notice of the record date of the annual meeting is first publicly disclosed; and (12) in the case of a nomination by a Nominating Stockholder comprised of a group, the designation by all Eligible Stockholders in such group of one Eligible Stockholder that is authorized to act on behalf of the Nominating Stockholder with respect to matters relating to the nomination, including withdrawal of the nomination;
(F) an executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which the Nominating Stockholder (including in the case of a group, each Eligible Stockholder in that group) agrees: (1) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election of the Stockholder Nominee; (2) to file any written solicitation or other communication with the corporation’s stockholders relating to one or more of the corporation’s Directors or director nominees or any Stockholder Nominee with the SEC, to the extent such filing would be required if such written solicitation or other communication were made by or on behalf of the corporation; (3) to assume all liability stemming from any action, suit or proceeding concerning any actual or alleged legal or regulatory violation in connection with the Nominating Stockholder’s attempt to nominate a Stockholder Nominee or arising out of the information that the Nominating Stockholder provided to the corporation or out of any communication by the Nominating Stockholder or any of its Stockholder Nominees with the corporation, the stockholders of the corporation or any other person in connection with the nomination or election of Directors, including, without limitation, the Nomination Notice; (4) to indemnify and hold harmless (jointly and severally with all other Eligible Stockholders, in the case of a group of Eligible Stockholders) the corporation and each of its Directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its Directors, officers or employees, arising out of or relating to a failure or alleged failure of the Nominating Stockholder or any of its Stockholder Nominees to comply with, or any breach or alleged breach of, its or their obligations, agreements or representations under, this Article X; (5) in the event that any information included in the Nomination Notice or any other communication by the Nominating Stockholder (including with respect to any Eligible Stockholder included in a group) with the corporation, the stockholders of the corporation or any other person in connection with the nomination or election ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statements made not misleading), to promptly (and in any event within 48 hours of discovering such misstatement or omission) notify the corporation and any other recipient of such communication of the misstatement or omission in such previously provided information and of the information that is required to correct the misstatement or omission; (6) in the event that the Nominating Stockholder (including any Eligible Stockholder in a group) has failed to continue to satisfy the eligibility requirements described in Section 3 of this Article X, to promptly notify the corporation; and (7) provide to the corporation prior to the annual meeting of stockholders such additional information as necessary or reasonably requested by the corporation;
(G) an executed agreement, in a form deemed satisfactory by the Board of Directors, pursuant to which each Stockholder Nominee agrees: (1) to promptly, but in any event within ten business days after such request, provide to the corporation such other information and certifications, including completion of the corporation’s director nominee questionnaire, as the corporation may reasonably request; (2) at the reasonable request of the

2024 Proxy Statement	B-19

Annex B
Board of Directors, any committee or any officer of the corporation, to meet with the Board of Directors, any committee or any officer of the corporation to discuss matters relating to the nomination of such Stockholder Nominee to the Board of Directors, including the information provided by such Stockholder Nominee to the corporation in connection with his or her nomination and such Stockholder Nominee’s eligibility to serve as a member of the Board of Directors; (3) that such Stockholder Nominee has read and agrees, if elected, to comply with all of the corporation’s corporate governance, conflict of interest, confidentiality, and stock ownership and trading policies and guidelines, and any other corporation policies and guidelines (including any successor policies or guidelines) applicable to Directors; (4) that such Stockholder Nominee understands duties of a director under Delaware law and agrees to act in accordance with those duties while serving as a Director; and (5) that such Stockholder Nominee is not, and will not become, a party to: (a) any agreement, arrangement or understanding with any person with respect to any direct or indirect compensation, reimbursement or indemnification of the Stockholder Nominee in connection with being a Stockholder Nominee or with service or action as a Director of the corporation that has not been fully disclosed in writing to the corporation prior to, or concurrently with, the Nominating Stockholder’s submission of the Nomination Notice; (b) any agreement, arrangement or understanding with any person or entity as to how such Stockholder Nominee, if elected, will vote or act on any issue (a “Voting Commitment”) except such as is already existing and has been fully disclosed to the corporation prior to or concurrently with the Nominating Stockholder’s submission of the Nomination Notice; or (c) any Voting Commitment that could limit or interfere with such Stockholder Nominee’s ability to comply, if elected, with his or her fiduciary duties under applicable law.
The information and documents required by this Section 4 of Article X to be provided by the Nominating Stockholder shall be: (A) provided with respect to and executed by each Eligible Stockholder in the case of a Nominating Stockholder comprised of a group of Eligible Stockholders; and (B) provided with respect to both the persons specified in Instructions 1 and 2 to Items 6(c) and (d) of Schedule 14N (or any successor item) and limited liability companies (x) in the case of a Nominating Stockholder that is an entity and (y) in the case of a Nominating Stockholder that is a group that includes one or more Eligible Stockholders that are entities. The Nomination Notice shall be deemed submitted on the date on which all of the information and documents referred to in this Section 4 of Article X (other than such information and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to and received by the Secretary.
Section 5. Exceptions.
(i) Notwithstanding anything to the contrary contained in this Article X, the corporation may omit from its proxy materials any Stockholder Nominee and any information concerning such Stockholder Nominee (including a Nominating Stockholder’s Supporting Statement) and no vote on such Stockholder Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the corporation), and the Nominating Stockholder may not, after the last day on which a Nomination Notice would be timely, cure in any way any defect preventing the nomination of such Stockholder Nominee, if: (A) the Stockholder Nominee is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in a criminal proceeding within the past ten years; (B) the Nominating Stockholder (or, in the case of a Nominating Stockholder consisting of a group of Eligible Stockholders, the Eligible Stockholder that is authorized to act on behalf of the Nominating Stockholder), or any qualified representative thereof, does not appear at the annual meeting to present the nomination submitted pursuant to this Article X, the Nominating Stockholder withdraws its nomination or the chairman of the annual meeting declares that such nomination was not made in accordance with the procedures prescribed by this Article X and shall therefore be disregarded; (C) the Board of Directors in good faith determines that such Stockholder Nominee fails to satisfy all of the standards set forth in Section 4(E)(7)(a)-(f) of this Article X, such Stockholder Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended, or if such Stockholder Nominee’s nomination or election to the Board of Directors would result in the corporation violating or failing to be in compliance with the corporation’s Certificate of Incorporation, the By-Laws or any applicable law, rule or regulation to which the corporation is subject, including any rules or regulations of any stock exchange on which the corporation’s shares of common stock are listed; (D) such Stockholder Nominee was nominated for election to the Board of Directors pursuant to this Article X at one of the corporation’s two preceding annual meetings of stockholders and either withdrew from or became ineligible or unavailable for election at such annual meeting or did not receive votes cast in favor of the Stockholder Nominee’s election of at least 25% of the votes cast on the proposal at such annual meeting, in person or by proxy; or (E) the corporation is notified, or the Board of Directors determines, that the Nominating Stockholder or such Stockholder Nominee has failed to continue to satisfy the eligibility requirements described in Section 3 of this Article X, any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact

B-20

Annex B
necessary to make the statements made not misleading), such Stockholder Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of any of the obligations, agreements, representations or warranties of the Nominating Stockholder or such Stockholder Nominee under this Article X.
(ii) Notwithstanding anything to the contrary contained in this Article X, the corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the Supporting Statement or any other statement in support of a Stockholder Nominee included in the Nomination Notice, if the Board of Directors determines that: (A) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading; (B) such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any individual, corporation, partnership, association or other entity, organization or governmental authority; or (C) the inclusion of such information in the proxy statement would otherwise violate SEC proxy rules or any other applicable law, rule or regulation.
Section 6. Additional Provisions. For purposes of this Article X, any determination to be made by the Board of Directors may be made by the Board of Directors, a committee of the Board of Directors or any officer of the corporation designated by the Board of Directors or a committee of the Board of Directors, and any such determination shall be final and binding on any Eligible Stockholder, any Nominating Stockholder, any Stockholder Nominee and any other person so long as made in good faith (without any further requirements). If any intervening events, facts or circumstances arise subsequent to any such determination, the presiding officer of any annual meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a Stockholder Nominee has been nominated in accordance with the requirements of this Article X and, if not so nominated, shall direct and declare at the meeting that such Stockholder Nominee shall not be considered.
This Article X shall be the exclusive method for stockholders of the corporation to include director nominees for the election of Directors in the corporation’s proxy statement, form of proxy and ballot for an annual meeting of stockholders. The corporation may solicit against, and include in the proxy statement its own statement relating to, any Stockholder Nominee.

2024 Proxy Statement	B-21

**SCAN TO VIEW MATERIALS & VOTE**

**EXERCISING YOUR VOTE:**

**VOTE BY INTERNET**

**Before The Meeting** - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 1, 2024, for shares held directly and by 11:59 P.M. Eastern Time on April 29, 2024 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

**During The Meeting** - Go to **www.virtualshareholdermeeting.com/BSX2024**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 1, 2024, for shares held directly and by 11:59 P.M. Eastern Time on April 29, 2024 for shares held in a Plan. Have your proxy card in hand when you call and follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to May 2, 2024.

**ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS**
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30204-P01126 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**BOSTON SCIENTIFIC CORPORATION**

**The Board of Directors recommends a vote "For" all Director Nominees.**

| 1. Proposal to elect nine Directors | For | Against | Abstain |
|---|---|---|---|
| 1a. Charles J. Dockendorff | ☐ | ☐ | ☐ |
| 1b. Yoshiaki Fujimori | ☐ | ☐ | ☐ |
| 1c. Edward J. Ludwig | ☐ | ☐ | ☐ |
| 1d. Michael F. Mahoney | ☐ | ☐ | ☐ |
| 1e. Jessica L. Mega | ☐ | ☐ | ☐ |
| 1f. Susan E. Morano | ☐ | ☐ | ☐ |
| 1g. John E. Sununu | ☐ | ☐ | ☐ |
| 1h. David S. Wichmann | ☐ | ☐ | ☐ |
| 1i. Ellen M. Zane | ☐ | ☐ | ☐ |

Sign exactly as your name appears on the Proxy. If the shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers please add your full title(s).

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V30205-P01126

**PROXY**

**BOSTON SCIENTIFIC CORPORATION**

**Proxy for Annual Meeting of Stockholders on May 2, 2024**

**This Proxy is Solicited on Behalf of the Board of Directors**

The undersigned hereby appoints VANCE R. BROWN, SUSAN THOMPSON and JONATHAN ROBERTSON, and each of them acting solely, as proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated hereon, all of the shares of common stock of Boston Scientific Corporation (the "Company"), par value $.01 per share, and if applicable, hereby directs the trustees and fiduciaries of the employee benefit plans in which the undersigned participates to vote all of the shares of common stock allocated to the account of the undersigned, which the undersigned is entitled to vote at the virtual Annual Meeting of Stockholders of the Company to be held at www.virtualshareholdermeeting.com/BSX2024 on Thursday, May 2, 2024 at 8:00 A.M. (Eastern Time), and any adjournment or postponement of the meeting.

**THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.**

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH DIRECTOR, "FOR" PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.**

***(Please sign and date on reverse side and return promptly in the enclosed envelope)***